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       STANDARD INDUSTRIAL/COMMERCIAL MULTI-TENANT LEASE -- MODIFIED NET
                  AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

                                     [LOGO]


1.   BASIC PROVISIONS ("BASIC PROVISIONS").

     1.1 PARTIES: This Lease ("LEASE"), dated for reference purposes only, September 30, 1997 is made by and between Bank of America National Trust and Savings Association ("LESSOR") and Pacific Sunwear of California, Inc., a California corporation ("LESSEE"), (collectively the "PARTIES," or individually a "PARTY").

     1.2(a)    PREMISES: That certain portion of the Building, including all improvements therein or to be provided by Lessor under the terms of this Lease, commonly known by the street address of 5200 East La Palma Avenue, located in the City of Anaheim, County of Orange, State of California, with zip code 92807, as outlined on Exhibit "A" attached hereto ("PREMISES"). The "BUILDING" is that certain building containing the Premises and generally described as (describe briefly the nature of the Building): the Premises constitute approximately 176,299 square feet and are a portion of an industrial building having approximately 266,963 square feet as shown on Exhibit "A". In addition to Lessee's rights to use and occupy the Premises as hereinafter specified, Lessee shall have non-exclusive rights to the Common Areas (as defined in Paragraph 2.7 below) as hereinafter specified, but shall not have any rights to the roof, exterior walls or utility raceways of the Building or to any other buildings in the Industrial Center. The Premises, the Building, the Common Areas, the land upon which they are located, along with all other buildings and improvements thereon, are herein collectively referred to as the "INDUSTRIAL CENTER." (Also see Paragraph 2.)

     1.2(b)    PARKING: 315 unreserved vehicle parking spaces ("UNRESERVED
PARKING SPACES"); and 35 reserved vehicle parking spaces ("RESERVED PARKING SPACES"). (Also see Paragraph 2.6.)*

     1.3 TERM: Ten (10) years and 0 months ("ORIGINAL TERM") commencing on the Commencement Date (as defined in Paragraph 49) and ending on the Expiration Date (as defined in Paragraph 49).

     1.5 BASE RENT: In the amounts shown on the schedule contained in Paragraph 53. ("BASE RENT"), payable on the first (1st) day of each month commencing on the Commencement Date (Also see Paragraph 4.), subject to abatement as provided in Paragraph 53.

     1.6(a)    BASE RENT PAID UPON EXECUTION: $65,230.63 as Base Rent for the
third (3rd) month of the Original Term.

     1.6(b)    LESSEE'S SHARE OF COMMON AREA OPERATING EXPENSES: 66.0387 percent
("LESSEE'S SHARE") as determined by [X] prorata square footage of the Premises as compared to the total square footage of the Building.

     1.7 SECURITY DEPOSIT: $91,800.00 ("SECURITY DEPOSIT"). (Also see Paragraph 5.)

     1.8 PERMITTED USE: Administrative offices, manufacturing and distribution of apparel, footwear and accessories and all activities related thereto ("PERMITTED USE") (Also see Paragraph 6.)

     1.9       INSURING PARTY. Lessor is the "INSURING PARTY." (Also see
Paragraph 8.)

     1.10(a)   REAL ESTATE BROKERS. The following real estate broker(s)
(collectively, the "BROKERS") and brokerage relationships exist in this transaction and are consented to by the Parties (check applicable boxes):

[x]  The Seeley Company represents Lessor exclusively ("LESSOR'S BROKER");
[X]  CB Commercial represents Lessee exclusively ("LESSEE'S BROKER"); or
[ ] __________________________ represents both Lessor and Lessee ("DUAL AGENCY"). (Also see Paragraph 15.)

     1.10(b)   PAYMENT TO BROKERS. Upon the execution of this Lease by both
Parties, Lessor shall pay to said Broker(s) jointly, or in such separate shares as they may mutually designate in writing, a fee as set forth in a separate written agreement between Lessor and said Broker(s).

     1.11 GUARANTOR. The obligations of the Lessee under this Lease are to be guaranteed by N/A ("GUARANTOR"). (Also see Paragraph 37.)

     1.12 ADDENDA AND EXHIBITS. Attached hereto is an Addendum or Addenda consisting of Paragraphs 49 through 84, and Exhibits A through B, all of which constitute a part of this Lease.

2.   PREMISES, PARKING AND COMMON AREAS.

     2.1 LETTING. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of square footage set forth in this Lease, or that may have been used in calculating rental and/or Common Area Operating Expenses, is an approximation which Lessor and Lessee agree is reasonable and the rental and Lessee's Share (as defined in Paragraph 1.6(b)) based thereon is not subject to revision whether or not the actual square footage is more or less.

     2.2 CONDITION. Lessor shall deliver the Premises to Lessee clean and free of debris on the Commencement Date and warrants to Lessee that the existing plumbing, electrical systems, fire sprinkler system, lighting, air conditioning and heating systems and loading doors, if any, in the Premises, other than those constructed by Lessee, shall be in good operating condition on the Commencement Date. If a non-compliance with said warranty exists as of the Commencement Date, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within 90 days after the Commencement Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense.

     2.3 COMPLIANCE WITH COVENANTS, RESTRICTIONS AND BUILDING CODE. Lessor warrants that any improvements (other than those constructed by Lessee or at Lessee's direction) on or in the Premises which have been constructed or installed by Lessor or with Lessor's consent or at Lessor's direction shall comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances in effect on the Commencement Date. Lessor further warrants to Lessee that Lessor has no knowledge of any claim having been made by any governmental agency that a violation or violations of applicable building codes, regulations, or ordinances exist with regard to the Premises as of the Commencement Date. Said warranties shall not apply to any Alterations or Utility Installations (defined in Paragraph 7.3(a)), made or to be made by Lessee. If the Premises do not comply with said warranties, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee given within nine (9) months following the Commencement Date and setting forth with specificity the nature and extent of such non-compliance, take such action, at Lessor's expense, as may be reasonable or appropriate to rectify the non-compliance. Lessor makes no warranty that the Permitted Use in Paragraph 1.8 is permitted for the Premises under Applicable Laws (as defined in Paragraph 2.4).

     2.4 ACCEPTANCE OF PREMISES. Lessee hereby acknowledges: (a) that it has been advised by the Broker(s) to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical and fire sprinkler systems, security, environmental aspects, seismic and earthquake requirements, and compliance with the Americans with Disabilities Act and applicable zoning, municipal, county, state and federal laws, ordinances and regulations and any covenants or restrictions of record (collectively, "APPLICABLE LAWS") and the present and future suitability of the Premises for Lessee's intended use; (b) that Lessee has made such investigation as it deems necessary with reference to such matters, is satisfied with reference thereto, and assumes all responsibility therefore as the same relate to Lessee's occupancy of the Premises and/or the terms of this Lease; and (c) that neither Lessor, nor any of Lessor's agents, has made any oral or written representations or warranties with respect to said matters other than as set forth in this Lease.

     2.5 LESSEE AS PRIOR OWNER/OCCUPANT. The warranties made by Lessor in this Paragraph 2 shall be of no force or effect if immediately prior to the date set forth in Paragraph 1.1 Lessee was the owner or occupant of the Premises. In such event, Lessee shall, at Lessee's sole cost and expense, correct any non-compliance of the Premises with said warranties.

* See Addendum attached hereto and made a part hereof.

(C) American Industrial Real Estate Association 1993

                          MULTI-TENANT -- MODIFIED NET
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 2.6     VEHICLE PARKING. Lessee shall be entitled to use the number of
Unreserved Parking Spaces and Reserved Parking Spaces specified in Paragraph 1.2(b) on those portions of the Common Areas designated from time to time by Lessor for parking. Lessee shall not use more parking spaces than said number. Said parking spaces shall be used for parking by vehicles no larger than full-size passenger automobiles or pick-up trucks, herein called "PERMITTED SIZE VEHICLES." Vehicles other than Permitted Size Vehicles shall be parked and loaded or unloaded as directed by Lessor in the Rules and Regulations (as defined in Paragraph 40) issued by Lessor. (Also see Paragraph 2.9.)*

                (a) Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, contractors or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities.

                (b) If Lessee permits or allows any of the prohibited activities described in this Paragraph 2.6, then Lessor shall have the right after notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

                (c) Lessor shall at the Commencement Date of this Lease, provide the parking facilities required by Applicable Law.

        2.7 COMMON AREAS - DEFINITION. The term "COMMON AREAS" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Industrial Center and interior utility raceways within the Premises that are provided and designated by the Lessor from time to time for the general-non-exclusive use of Lessor, Lessee and other lessees of the Industrial Center and their respective employees, suppliers, shippers, customers, contractors and invitees, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways and landscaped areas.

        2.8 COMMON AREAS - LESSEE'S RIGHTS. Lessor hereby grants to Lessee, for the benefit of Lessee and its employees, suppliers, shippers, contractors, customers and invitees, during the term of this Lease, the non-exclusive right to use, in common with others entitled to such use, the Common Areas as they exist from time to time, subject to any rights, powers, and privileges reserved by Lessor under the terms hereof or under the terms of any rules and regulations or restrictions governing the use of the Industrial Center. Under no circumstances shall the right herein granted to use the Common Areas be deemed to include the right to store any property, temporarily or permanently, in the Common Areas, except as provided in Paragraph 57. Any such storage shall be permitted only by the prior written consent of Lessor or Lessor's designated agent, which consent may be revoked at any time. In the event that any unauthorized storage shall occur then Lessor shall have the right after notice, in addition to such other rights and remedies that it may have, to remove the property and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

        2.9 COMMON AREAS - RULES AND REGULATIONS. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to establish, modify, amend and enforce reasonable and nondiscriminatory Rules and Regulations with respect thereto in accordance with Paragraph 40. Lessee agrees to abide by and conform to all such Rules and Regulations, and to cause its employees, suppliers, shippers, customers, contractors and invitees to so abide and conform. Lessor shall not be responsible to Lessee for the non-compliance with said rules and regulations by other lessees of the Industrial Center.

        2.10 COMMON AREAS - CHANGES. Lessor shall have the right, in Lessor's sole discretion, from time to time:

                (a) To make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas, walkways and utility raceways;

                (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

                (c) To designate other land outside the boundaries of the Industrial Center to be a part of the Common Areas;

                (d) To add additional buildings and improvements to the Common Areas;

                (e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Industrial Center, or any portion thereof; and

                (f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Industrial Center as Lessor may, in the exercise of sound business judgment, deem to be appropriate.*

3.      TERM.

        3.1 TERM. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

        3.2 EARLY POSSESSION. If an Early Possession Date is specified in Paragraph 1.4 and if Lessee totally or partially occupies the Premises after the Early Possession Date but prior to the Commencement Date, the obligation to pay Base rent shall be abated for the period of such early occupancy. All other terms of this Lease, however (including but not limited to the obligations to pay Lessee's Share of Common Area Operating Expenses and to carry the insurance required by Paragraph 8) shall be in effect during such period. Any such early possession shall not affect nor advance the Expiration Date of the Original Term.

        3.3 DELAY IN POSSESSION. If for any reason Lessor cannot deliver possession of the Premises to Lessee by the Early Possession Date, if one is specified in Paragraph 1.4, or if no Early Possession Date is specified, by the Commencement Date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease, or the obligations of Lessee hereunder, or extend the term hereof, but in such case, Lessee shall not, except as otherwise provided herein, be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease until Lessor delivers possession of the Premises to Lessee.*

4.      RENT.

        4.1 BASE RENT. Lessee shall pay Base Rent and other rent or charges, as the same may be adjusted from time to time, to Lessor in lawful money of the United States, without offset or deduction, on or before the day on which it is due under the terms of this Lease. Base Rent and all other rent and charges for any period during the term hereof which is for less than one full month shall be prorated based upon the actual number of days of the month involved. Payment of Base Rent and other charges shall be made to Lessor at its address stated herein or to such other persons or at such other addresses as Lessor may from time to time designate in writing to Lessee.

        4.2 COMMON AREA OPERATING EXPENSES. Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Lessee's Share (as specified in Paragraph 1.6(b)) of all Common Area Operating Expenses, as hereinafter defined, during each calendar year of the term of this Lease, in accordance with the following provisions:

                (a) "COMMON AREA OPERATING EXPENSES" are defined, for purposes of this Lease, as all costs incurred by Lessor relating to the ownership and operation of the Industrial Center, including, but not limited to, the following:

                        (i) The operation, repair and maintenance, in neat, clean, good order and condition, of the following:

                                (aa)    The Common Areas, including parking
areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, Common Area lighting facilities, fences and gates, elevators and roof.

                                (bb)    Exterior signs and any tenant
directories.

                                (cc)    Fire detection and sprinkler systems.

                        (ii) The cost of water, gas, electricity and telephone to service the Common Areas.

                        (iii) Trash disposal, property management and security services and the costs of any environmental inspections.

                        (iv) Reserves set aside for maintenance and repair of Common Areas.

                        (v) Real Property Taxes (as defined in Paragraph 10.2) to be paid by Lessor for the Building and the Common Areas under Paragraph 10 hereof.

                        (vi) The cost of the premiums for the insurance policies maintained by Lessor under Paragraph 8 hereof.

                        (vii) Any deductible portion of an insured loss concerning the Building or the Common Areas.

                        (viii) Any other services to be provided by Lessor that are stated elsewhere in this Lease to be a Common Area Operating Expense.

                (b) Any Common Area Operating Expenses and Real Property Taxes that are specifically attributable to the Building or to any other building in the Industrial Center or to the operation, repair and maintenance thereof, shall be allocated entirely to the Building or to such other building. However, any Common Area Operating Expenses and Real Property Taxes that are not specifically attributable to the Building or to any other building or to the operation, repair and maintenance thereof, shall be equitably allocated by Lessor to all buildings in the Industrial Center.

                (c) The inclusion of the Improvements, facilities and services set forth in Subparagraph 4.2(a) shall not be deemed to impose an obligation upon Lessor to either have said improvements or facilities or to provide those services unless the Industrial Center already has the same. Lessor already provides the services, or Lessor has agreed elsewhere in this Lease to provide the same or some of them.

                (d) Lessee's Share of Common Area Operating Expenses shall be payable by Lessee within ten (10) days after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor. At Lessor's option, however, an amount may be estimated by Lessor from time to time of Lessee's Share of annual Common Area Operating Expenses and the same shall be payable monthly or quarterly, as Lessor shall designate, during each 12-month period of the Lease term, on the same day as the Base Rent is due hereunder. Lessor shall deliver to Lessee within sixty (60) days after the expiration of each calendar year a reasonably detailed statement showing Lessee's Share of the actual Common Area Operating Expenses incurred during the preceding year. If Lessee's payments under this Paragraph 4.2(d) during said preceding year exceed Lessee's Share as indicated on said statement, Lessee shall be credited the amount of such over-


*See Addendum

MULTI-TENANT--MODIFIED NET
(C) American Industrial Real Estate Association 1993


                                      -2-
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payment against Lessee's Share of Common Area Operating Expenses next becoming due: If Lessee's payments under this Paragraph 4.2(d) during said preceding year were less than Lessee's Share as indicated on said statement, Lessee shall pay to Lessor the amount of the deficiency within ten (10) days after delivery by Lessor to Lessee of said statement.

5. Security Deposit. Lessee shall deposit with Lessor upon Lessee's execution hereof the Security Deposit set forth in Paragraph 1.7 as security for Lessee's faithful performance of Lessee's obligations under this Lease. If Lessee fails to pay Base Rent or other rent or charges due hereunder, or otherwise Defaults under this Lease (as defined in Paragraph 13.1), Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, cost, expense, loss or damage (including attorneys' fees) which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within ten (10) days after written request therefore deposit monies with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. Lessor shall not be required to keep all or any part of the Security Deposit separate from its general accounts. Lessor shall, at the expiration or earlier termination of the term hereof and after Lessee has vacated the Premises, return to Leases (or, at Lessor's option, to the last assignee, if any, of Lessee's Interest herein), that portion of the Security Deposit not used or applied by Lessor. Unless otherwise expressly agreed in writing by Lessor, no part of the Security Deposit shall be considered to be held in trust, or to be prepayment for any monies to be paid by Lessee under this Lease.*

6.    USE.

      6.1   PERMITTED USE.

            (a) Lessee shall use and occupy the Premises only for the Permitted Use set forth in Paragraph 1.8, or any other legal use which is reasonably comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that is unlawful, creates waste or a nuisance, or that disturbs owners and/or occupants of, or causes damage to the Premises or neighboring premises or properties.

            (b) Lessor hereby agrees to not unreasonably withhold or delay its consent to any written request by Lessee, Lessee's assignees or subtenants, and by prospective assignees and subtenants of Lessee, its assignees and subtenants, for a modification of said Permitted Use, so long as the same will not impair the structural integrity of the improvements on the Premises or in the Building or the mechanical or electrical systems therein, does not conflict with uses by other lessees, is not significantly more burdensome to the Premises or the Building and the improvements thereon, and is otherwise permissible pursuant to this Paragraph 6. If Lessor elects to withhold such consent, Lessor shall within five (5) business days after such request give a written notification of same, which notice shall include an explanation of Lessor's reasonable objections to the change in use.

      6.2   HAZARDOUS SUBSTANCES.

            (a) REPORTABLE USES REQUIRE CONSENT. The term "Hazardous Substance" as used in this Lease shall mean any product, substance, chemical material or waste whose presence, nature; quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment or the Premises; (ii) regulated or monitored by any governmental authority; or (iii) a basis for potential liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products or by-products thereof. Lessee shall not engage in any activity in or about the Premises which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Lessor and compliance in a timely manner (at Lessee's sole cost and expense) with all Applicable Requirements (as defined in Paragraph 6.3). "Reportable Use" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation; or disposal or a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, governmental authority, and (iii) the presence in, on or about the Premises of a Hazardous Substance with respect to which any Applicable Laws require that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may, without Lessor's prior consent, but upon notice to Lessor and in compliance with all Applicable Requirements, use any ordinary and customary materials reasonably required to be used by Lessee in the normal course of the Permitted Use, so long as such use is not a Reportable Use and does not expose the Premises or neighboring properties to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may (but without any obligation to do so) condition its consent to any Reportable Use of any Hazardous Substance by Lessee upon Lessee's giving Lessor such additional assurances as Lessor, in its reasonable discretion, deems necessary to protect itself, the public, the Premises and the environment against damage, contamination or injury and/or liability therefor, including but not limited to the installation (and, at Lessor's option, removal on or before Lease expiration or earlier termination of reasonably necessary protective modifications to the Premises (such as concrete encasements) and/or the deposit of an additional Security Deposit Under Paragraph 5 hereof.*

            (b) DUTY TO INFORM LESSOR. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises or the Building, other than as previously consented to by Lessor, Lessee shall immediately give Lessor written notice thereof, together with a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action, or proceeding given to or received from, any governmental authority or private party concerning the presence, spill, release, discharge of, or exposure to, such Hazardous Substance including but not limited to all such documents as may be involved in any Reportable Use involving the Premises. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under or about the Premises (including, without limitation, through the plumbing or sanitary sewer system).

            (c) INDEMNIFICATION. Lessee shall indemnify, protect, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, and the Premises, harmless from and against any and all damages, liabilities, judgments, costs, claims, liens, expenses, penalties, loss of permits and attorneys' and consultants' fees arising out of or involving any Hazardous Substance brought onto the Premises by or for Lessee or by anyone under Lessee's control. Lessee's obligations under this Paragraph 8.2(c) shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee; and the cost of investigation (including consultants' and attorneys' fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved; and shall survive the expiration of earlier termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed by Lessor in writing at the time of such agreement.*

      6.3 LESSEE'S COMPLIANCE WITH REQUIREMENTS. Lessee shall, at Lessee's sole cost and expense, fully diligently and in a timely manner, comply with all "Applicable Requirements," which term is used in this Lease to mean all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record, permits, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Lessor's engineers and/or consultants, relating in any manner to the Premises (including but not limited to matters pertaining to (i) industrial hygiene, (ii) environmental conditions on, in, under or about the Premises, including soil and groundwater conditions, and (iii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill, or release of any Hazardous Substance), now in effect or which may hereafter come into effect. Lessee shall, within five (5) days after receipt of Lessor's written request, provide Lessor with copies of all documents and information, including but not limited to permits, registrations, manifests, applications, reports and certificates, evidencing Lessee's compliance with any Applicable Requirements specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by Lessee or the Premises to comply with any Applicable Requirements.

      6.4 INSPECTION; COMPLIANCE WITH LAW. Lessor, Lessor's agents, employees, contractors and designated representatives, and the holders of any mortgages, deeds of trust or ground leases on the Premises ("Lenders") shall have the right to enter the Premises at any time in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease and all Applicable Requirements (as defined in Paragraph 6.3), and Lessor shall be entitled to employ experts and/or consultants in connection therewith to advise Lessor with respect to Lessee's activities, including but not limited to Lessee's installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance on or from the Premises. The costs and expenses of any such inspections shall be paid by the party requesting same, unless a Default or Breach of this Lease by Lessee or a violation of Applicable Requirements or a contamination, caused or materially contributed to by Lessee, is found to exist or to be imminent, or unless the inspection is requested or ordered by a governmental authority as the result of any such existing or imminent violation or contamination. In such case, Lessee shall upon request reimburse Lessor or Lessor's Lender, as the case may be, for the costs and expenses of such inspections.*

7.    MAINTENANCE, REPAIRS, UTILITY INSTALLATIONS, TRADE FIXTURES AND
      ALTERATIONS.

      7.1   LESSEE'S OBLIGATIONS.

            (a) Subject to the provisions of Paragraphs 2.2 (Condition), 2.3 (Compliance with Covenants, Restrictions and Building Code), 7.2 (Lessor's Obligations), 9 (Damage or Destruction), and 14 (Condemnation), Lessee shall, at Lessee's sole cost and expense and at all times, keep the Premises and every part thereof in good order, condition and repair (whether or not such portion of the Premises requiring repair, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, without limiting the generality of the foregoing, all equipment or facilities specifically serving the Premises, such as plumbing, heating, air conditioning, ventilating, electrical, lighting facilities, boilers, fired or unfired pressure vessels, fire hose connections if within the Premises, fixtures, interior walls, interior surfaces of exterior walls, ceilings, floors, windows, doors, plate glass, and skylights, but excluding any items which are the responsibility of Lessor pursuant to Paragraph
7.2 below. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all Improvements thereon or a part thereof in good order, condition and state of repair.

            (b) Lessee shall, at Lessee's sole cost and expense, procure and maintain a contract, with copies to Lessor, in customary form and substance for and with a contractor specializing and experienced in the inspection, maintenance and service of the heating, air conditioning and ventilation system for the Premises. However, Lessor reserves the right, upon notice to Lessee, to procure and maintain the contract for the heating, air conditioning and ventilating systems, and if Lessor so elects, Lessee shall reimburse Lessor, upon demand, for the cost thereof.*


            (c) If Lessee fails to perform Lessee's obligations under this Paragraph 7.1, Lessor may enter upon the Premises after ten (10) days' prior written notice to Lessee (except in the case of an emergency, in which case no notice shall be required), perform such obligations on Lessee's behalf, and put the Premises in good order, condition and repair, in accordance with Paragraph
13.2 below.

      7.2 LESSOR'S OBLIGATIONS. Subject to the provisions of Paragraphs 2.2 (Condition), 2.3 (Compliance with Covenants, Restrictions and Building Code),
4.2 (Common Area Operating Expenses), 6 (Use), 7.1 (Lessee's Obligations), 9 (Damage or Destruction) and 14 (Condemnation), Lessor, subject to reimbursement pursuant to Paragraph 4.2, shall keep in good order, condition and repair the foundations, exterior walls, structural condition of interior bearing walls, exterior roof, fire, sprinkler, and/or standpipe and hose (if located in the Common Areas) or other automatic fire extinguishing system including fire alarm and/or smoke



*See Addendum

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                                      -3-
detection systems and equipment, fire hydrants; parking lots, walkways, parkways, driveways, landscaping, fences, signs and utility systems serving the common Areas and all parts thereof, as well as providing the services for which there is a Common Area Operating Expense pursuant to Paragraph 4.2. Lessor shall not be obligated to paint the interior surfaces of exterior walls nor shall Lessor be obligated to maintain, repair or replace windows, doors or plate glass of the Premises. Lessee expressly waives the benefit of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Building, Industrial Center or Common Areas in good order, condition and repair.*

     7.3  UTILITY INSTALLATIONS, TRADE FIXTURES, ALTERATIONS.

          (a) DEFINITIONS; CONSENT REQUIRED. The term "UTILITY INSTALLATIONS" is used in this Lease to refer to all air lines, power panels, electrical distribution, security, fire protection systems, communications systems, lighting fixtures, heating, ventilating and air conditioning equipment, plumbing, and fencing in, on or about the Premises. The term "TRADE FIXTURES" shall mean Lessee's machinery and equipment which can be removed without doing material damage to the Premises. The term "ALTERATIONS" shall mean any modification of the improvements on the Premises which are provided by Lessor under the terms of this Lease, other than Utility Installations or Trade Fixtures. "LESSEE-OWNED ALTERATIONS AND/OR UTILITY INSTALLATIONS" are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4(a). Lessee shall not make nor cause to be made any Alterations or Utility Installations in, on, under or about the Premises without Lessor's prior written consent. Lessee may, however, make non-structural Utility Installations to the interior of the Premises (excluding the roof) without Lessor's consent but upon notice to Lessor, so long as they are not visible from the outside of the Premises, do not involve puncturing, relocating or removing the roof or any existing walls, or changing or interfering with the fire sprinkler or fire detection systems and the cost thereof does not exceed $20,000.

          (b) CONSENT. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with detailed plans. All consents given by Lessor, whether by virtue of Paragraph 7.3(a) or by subsequent specific consent, shall be deemed conditioned upon: (i) Lessee's acquiring all applicable permits required by governmental authorities; (ii) the furnishing of copies of such permits together with a copy of the plans and specifications for the Alteration or Utility Installation to Lessor prior to commencement of the work thereon; and
(iii) the compliance by Lessee with all conditions of said permits in a prompt and expeditious manner. Any Alterations or Utility Installations by Lessee during the term of this Lease shall be done in a good and workmanlike manner, with good and sufficient materials, and be in compliance with all Applicable Requirements. Lessee shall promptly upon completion thereof furnish Lessor with as-built plans and specifications therefor. Lessor may, (but without obligation to do so) condition its consent to any requested Alteration or Utility Installation that costs $20,000 or more upon Lessee's providing Lessor with a lien and completion bond in an amount equal to one and one-half times the estimated cost of such Alteration or Utility Installation.

          (c) LIEN PROTECTION. Lessee shall pay when due all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in, on, or about the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense, defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises. If Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to one and one-half times the amount of such contested lien claim or demand, indemnifying Lessor against liability for the same, as required by law for the holding of the Premises free from the effect of such lien claim. In addition, Lessor may require Lessee to pay Lessor's attorneys' fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

     7.4  OWNERSHIP, REMOVAL, SURRENDER, AND RESTORATION.

          (a) OWNERSHIP. Subject to Lessor's right to require their removal and to cause Lessee to become the owner thereof as hereinafter provided in this Paragraph 7.4, all Alterations and Utility Installations made to the Premises by Lessee shall be the property of and owned by Lessee, but considered a part of the Premises. Lessor may, at any time and at its option, elect in writing to Lessee to be the owner of all or any specified part of the Lessee-Owned Alterations and Utility Installations. Unless otherwise instructed per Subparagraph 7.4(b) hereof, all Lessee-Owned Alterations and Utility Installations shall, at the expiration or earlier termination of this Lease, become the property of Lessor and remain upon the Premises and be surrendered with the Premises by Lessee.

          (b) REMOVAL. Unless otherwise agreed in writing, Lessor may require that any or all Lessee-Owned Alterations or Utility Installations be removed by the expiration or earlier termination of this Lease, notwithstanding that their installation may have been consented to by Lessor. Lessor may require the removal at any time of all or any part of any Alterations or Utility Installations made without the required consent of Lessor.*

          (c) SURRENDER/RESTORATION. Lessee shall surrender the Premises by the end of the last day of the Lease term or any earlier termination date, clean and free of debris and in good operating order, condition and state of repair, ordinary wear and tear excepted. Ordinary wear and tear shall not include any damage or deterioration that would have been prevented by good maintenance practice or by Lessee performing all of its obligations under this Lease, Except as otherwise agreed or specified herein, the Premises, as surrendered, shall include the Alterations and Utility Installations. The obligation of Lessee shall include the repair of any damage occasioned by the installation, maintenance or removal of Lessee's Trade Fixtures, furnishings, equipment, and Lessee-Owned Alterations and Utility Installations, as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or ground water contaminated by Lessee, all as may then be required by Applicable Requirements and/or good practice, Lessee's trade Fixtures shall remain the property of Lessee and shall be removed by Lessee subject to its obligation to repair and restore the Premises per this Lease.

8.   INSURANCE; INDEMNITY.

     8.1 PAYMENT OF PREMIUMS. The cost of the premiums for the insurance policies maintained by Lessor under this Paragraph 8 shall be a Common Area Operating Expense pursuant to Paragraph 4.2 hereof. Premiums for policy periods commencing prior to, or extending beyond, the term of this Lease shall be prorated to coincide with the corresponding Commencement Date or Expiration Date.

     8.2  LIABILITY INSURANCE.

          (a) CARRIED BY LESSEE. Lessee shall obtain and keep in force during the term of this Lease a Commercial General Liability policy of insurance protecting Lessee, Lessor and any Lender(s) whose names have been provided to Lessee in writing (as additional insureds) against claims for bodily injury, personal injury and property damage based upon, involving or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $1,000,000 per occurrence with an "Additional Insured-Managers or Lessors of Premises" endorsement and contain the "Amendment of the Pollution Exclusion" endorsement for damage caused by heat, smoke or fumes from a hostile fire. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "INSURED CONTRACT" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance required by this Lease or as carried by Lessee shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance to be carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

          (b) CARRIED BY LESSOR. Lessor shall also maintain liability insurance described in Paragraph 8.2(a) above, in addition to and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

     8.3  PROPERTY INSURANCE-BUILDING, IMPROVEMENTS AND RENTAL VALUE.

          (a) BUILDING AND IMPROVEMENTS. Lessor shall obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and to any Lender(s), insuring against loss or damage to the Premises. Such insurance shall be for full replacement cost, as the same shall exist from time to time, or the amount required by any Lender(s), but in no event more than the commercially reasonable and available insurable value thereof if, by reason of the unique nature or age of the improvements involved, such latter amount is less than full replacement cost. Lessee-Owned Alterations and Utility Installations, Trade Fixtures and Lessee's personal property shall be insured by Lessee pursuant to Paragraph 8.4. If the coverage is available and commercially appropriate, Lessor's policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood unless required by a Lender), including coverage for any additional costs resulting from debris removal and reasonable amounts of coverage for the enforcement of any ordinance or law regulating the reconstruction or replacement of any undamaged sections of the Building required to be demolished or removed by reason of the enforcement of any building, zoning, safety or land use laws as the result of a covered loss, but not including plate glass insurance. Said policy or policies shall also contain an agreed valuation provision in lieu of any co-insurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located.*

          (b) RENTAL VALUE. Lessor shall also obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and any Lender(s); insuring the loss of the full rental and other charges payable by all lessees of the Building to Lessor for one year (including all Real Property Taxes, Insurance costs, all Common Area Operating Expenses and any scheduled rental increases). Said Insurance may provide that in the event the Lease is terminated by reason of an insured loss, the period of Indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full year's loss of rental revenues from the date of any such loss. Said Insurance shall contain an agreed valuation provision in lieu of any co-insurance clause, and the amount of coverage shall be adjusted annually to reflect the projected rental income, Real Property Taxes, insurance premium costs and other expenses, if any, otherwise payable, for the next 12-month period. Common Area Operating Expenses shall include any deductible amount in the event of such loss.

          (c) ADJACENT PREMISES. Lessee shall pay for any increase in the premiums for the property insurance of the Building and for the Common Areas or other buildings in the Industrial Center if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

          (d) LESSEE'S IMPROVEMENTS. Since Lessor is the insuring Party, Lessor shall not be required to insure Lessee-Owned Alterations and Utility Installations unless the item in question has become property of Lessor under the terms of this Lease.

     8.4 LESSEE'S PROPERTY INSURANCE. Subject to the requirements of Paragraph 8.5, Lessee at its cost shall either by separate policy or, at Lessor's option, by endorsement to a policy already, carried, maintain insurance coverage on all of Lessees's personal property, Trade Fixtures and Lessee-Owned Alterations and Utility Installations in, on, or about the Premises similar in coverage to that carried by Lessor as the Insuring Party under Paragraph 8.3(a). Such insurance shall: be full replacement cost coverage with a deductible. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property and the restoration of Trade Fixtures and Lessee-Owned Alterations and Utility Installations. Upon request from Lessor, Lessee shall provide Lessor with written evidence that such insurance is in force.

     8.5 INSURANCE POLICIES. Insurance required hereunder shall be in companies duly licensed to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least B+, V, or such other rating as may be required by a Lender, as set forth in the most current issue of "Best's Insurance Guide." Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in

* See Addendum.


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                                      -4-
this Paragraph 8, Lessee shall cause to be delivered to Lessor, within seven
(7) days after the earlier of the Early Possession Date or the Commencement Date, certified copies of, or certificates evidencing the existence and amounts of, the Insurance required under Paragraph 8.2(a) and 8.4. No such policy shall be cancellable or subject to modification except after thirty (30) days' prior written notice to Lessor. Lessee shall at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "Insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand.*

     8.6 WAIVER OF SUBROGATION. Without affecting any other rights or remedies, Lessee and Lessor each hereby release and relieve the other, and waive their entire right to recover damages (whether in contract or in tort), against the other, for loss or damage to their property arising out of or incident to the perils required to be insured against under Paragraph 8. The effect of such releases and waivers of the right to recover damages shall not be limited by the amount of insurance carried or required, or by any deductibles applicable thereto. Lessor and Lessee agree to have their respective insurance companies issuing property damage insurance waive any right to subrogation that such companies may have against Lessor or Lessee, as the case may be, so long as the insurance is not invalidated thereby.

     8.7 INDEMNITY. Except for Lessor's negligence, or Lessor's contractors', agents' or employees' willful misconduct, and/or breach of express warranties, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor's master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, costs, liens, judgments, penalties, loss of permits, attorneys' and consultants' fees, expenses and/or liabilities arising out of, involving, or in connection with, the occupancy of the Premises by Lessee, the conduct of Lessee's business, any act, omission or neglect of Lessee, its agents, contractors, employees or invitees, and out of any Default or Breach by Lessee in the performance in a timely manner of any obligation on Lessee's part to be performed under this Lease. The foregoing shall include, but not be limited to, the defense or pursuit of any claim or any action or proceeding involved therein, and whether or not (in the case of claims made against Lessor) litigated and/or reduced to judgment. In case any action or proceeding be brought against Lessor by reason of any of the foregoing matters, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperative with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified.

     8.8 EXEMPTION OF LESSOR FROM LIABILITY. Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said injury or damage results from conditions arising upon the Premises or upon other portions of the Building of which the Premises are a part, from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is accessible or not. Lessor shall not be liable for any damages arising from any act or neglect of any other lessee of Lessor nor from the failure by Lessor to enforce the provisions of any other lease in the Industrial Center. Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom.

9.   DAMAGE OR DESTRUCTION.

     9.1  DEFINITIONS.

          (a) "PREMISES PARTIAL DAMAGE" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations, the repair cost of which damage or destruction is less than fifty percent (50%) of the then Replacement Cost (as defined in Paragraph 9.1(d)) of the Premises (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures) immediately prior to such damage or destruction.

          (b) "PREMISES TOTAL DESTRUCTION" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations, the repair cost of which damage or destruction is fifty percent (50%) or more of the then Replacement Cost of the Premises (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures) immediately prior to such damage or destruction. In addition, damage or destruction to the Building, other than Lessee-Owned Alterations and Utility Installations and Trade Fixtures of any lessees of the Building, the cost of which damage or destruction is fifty percent (50%) or more of the then Replacement Cost (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures of any lessees of the Building) of the Building shall, at the option of Lessor, be deemed to be Premises Total Destruction.

          (c) "INSURED LOSS" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations and Trade Fixtures, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a) irrespective of any deductible amounts or coverage limits involved.

          (d) "REPLACEMENT COST" shall mean the cost to repair or build the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto; including demolition, debris removal and upgrading required by the operation of applicable building codes, ordinances or laws, and without deduction for depreciation.

          (e) "HAZARDOUS SUBSTANCE CONDITION" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Premises.

     9.2 PREMISES PARTIAL DAMAGE - INSURED LOSS. If Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee-Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect. In the event, however, that there is a shortage of insurance proceeds and such shortage is due to the fact that, by reason of the unique nature of the improvements in the Premises, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within ten (10) days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said ten (10) day period, Lessor shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within said period, Lessor may nevertheless elect by written notice to Lessee within ten (10) days thereafter to make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within such ten (10) day period, and if Lessor does not so elect to restore and repair, then this Lease shall terminate sixty (60) days following the occurrence of the damage or destruction. Unless otherwise agreed, Lessee shall in no event have any right to reimbursement from Lessor for any funds contributed by Lessee to repair any such damage or destruction.*

     9.3 PARTIAL DAMAGE - UNINSURED LOSS. If Premises Partial Damage that is not an insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense and this Lease shall continue in full force and effect), Lessor may at Lessor's option, either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such damage of Lessor's desire to terminate this Lease as of the date sixty (60) days following the date of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage totally at Lessee's expense and without reimbursement from Lessor. Lessee shall provide Lessor with the required funds or satisfactory assurance thereof within thirty (30) days following such commitment from Lessee. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination.

     9.4 TOTAL DESTRUCTION. Notwithstanding any other provision hereof, if Premises Total Destruction occurs (including any destruction required by any authorized public authority), this Lease shall terminate sixty (60) days following the date of such Premises Total Destruction, whether or not the damage or destruction is an Insured Loss or was caused by a negligent or willful act of Lessee. In the event, however, that the damage or destruction was caused by Lessee, Lessor shall have the right to recover Lessor's damages from Lessee except as released and waived in Paragraph 9.7.

     9.5 DAMAGE NEAR END OF TERM. If at any time during the last six (6) months of the term of this Lease there is damage for which the cost to repair exceeds one month's Base Rent, whether or not an Insured Loss, Lessor may, at Lessor's option, terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within thirty (30) days after the date of occurrence of such damage. Provided, however, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by (a) exercising such option, and (b) providing Lessor with any shortage in insurance proceeds (Or adequate assurance thereof) needed to make the repairs on or before the earlier of (i) the date which is ten (10) days after Lessee's receipt of Lessor's written notice purporting to terminate this Lease, or (ii) the day prior to the date upon which such option expires. If Lessee duly exercises such option during such period and provides Lessor with funds
(or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's expense repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during such period, then this Lease shall terminate as of the date set forth in the first sentence of this Paragraph 9.5.

     9.6  ABATEMENT OF RENT; LESSEE'S REMEDIES.

          (a) In the event of (i) Premises Partial Damage or (ii) Hazardous Substance Condition for which Lessee is not legally responsible, the Base Rent, Common Area Operating Expenses and other charges, if any, payable by Lessee hereunder for the period during which such damage or condition, its repair, remediation or restoration continues, shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. * Except for abatement of Base Rent, Common Area Operating Expenses and other charges, if any, as aforesaid, all other obligations of Lessee hereunder shall be performed by Lessee, and Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair, remediation or restoration.

          (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence, in a substantial and meaningful way, the repair or restoration of the Premises within ninety (90) days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice of Lessee's election to terminate this Lease on a date not less than sixty (60) days following the giving of such notice. If Lessee gives such notice to Lessor and such Lenders and such repair or restoration is not commenced within thirty
(30) days after receipt of such notice, this Lease shall terminate as of the date specified in said notice. If Lessor or a Lender commences the repair or restoration of the Premises within thirty (30) days after the receipt of such notice, this Lease shall continue in full force and effect. "Commence" as used in this Paragraph 9.6 shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever occurs first.

     9.7 HAZARDOUS SUBSTANCE CONDITIONS. If a Hazardous Substance Condition occurs, unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by Applicable Requirements and this Lease shall continue in full force and effect, but subject

* See Addendum.

MULTI-TENANT--MODIFIED NET
(C) American Industrial Real Estate Association 1993 to Lessor's rights under Paragraph 6.2(c) and Paragraph 13), Lessor may at Lessor's option either (i) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) if the estimated cost to investigate and remediate such condition exceeds twelve (12) times the then monthly Base Rent or $100,000 whichever is greater, give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition of Lessor's desire to terminate this Lease as of the date sixty (60) days following the date of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the excess costs of (a) investigation and remediation of such Hazardous Substance Condition to the extent required by Applicable Requirements, over (b) an amount equal to twelve (12) times the then monthly Base Rent or $100,000, whichever is greater. Lessee shall provide Lessor with the funds required of Lessee or satisfactory assurance thereof within thirty (30) days following said commitment by Lessee. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such investigation and remediation as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the time period specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination.

     9.8 TERMINATION - ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this Paragraph 9, Lessor shall return to Lessee any advance payment made by Lessee to Lessor and so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor under the terms of this Lease.

     9.9 WAIVER OF STATUTES. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises and the Building with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent it is inconsistent herewith.

10.  REAL PROPERTY TAXES.

     10.1 PAYMENT OF TAXES. Lessor shall pay the Real Property Taxes, as defined in Paragraph 10.2, applicable to the Industrial Center, and except as otherwise provided in Paragraph 10.3, any such amounts shall be included in the calculation of Common Area Operating Expenses in accordance with the provisions of Paragraph 4.2.

     10.2 REAL PROPERTY TAX DEFINITION. As used herein, the term, "REAL PROPERTY TAXES" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed upon the Industrial Center by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage, or other improvement district thereof, levied against any legal or equitable interest of Lessor in the Industrial Center or any portion thereof, Lessor's right to rent or other income therefrom, and/or Lessor's business of leasing the Premises. The term "REAL PROPERTY TAXES" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring, or changes in Applicable Law taking effect, during the term of this Lease, including but not limited to a change in the ownership of the Industrial Center or in the improvements thereon, the execution of this Lease, or any modification, amendment or transfer thereof, and whether or not contemplated by the Parties. In calculating Real Property Taxes for any calendar year, the Real Property Taxes for any real estate tax year shall be included in the calculation of Real Property Taxes for such calendar year based upon the number of days which such calendar year and tax year have in common.

     10.3 ADDITIONAL IMPROVEMENTS. Common Area Operating Expenses shall not include Real Property Taxes specified in the tax assessor's records and work sheets as being caused by additional Improvements placed upon the Industrial Center by other lessees or by Lessor for the exclusive enjoyment of such other lessees. Notwithstanding Paragraph 10.1 hereof, Lessee shall, however, pay to Lessor at the time Common Area Operating Expenses are payable under Paragraph 4.2, the entirety of any increase in Real Property Taxes if assessed solely by reason of Alterations, Trade Fixtures or Utility Installations placed upon the Premises by Lessee or at Lessee's request.

     10.4 JOINT ASSESSMENT. If the Building is not separately assessed, Real Property Taxes allocated to the Building shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available.

     10.5 LESSEE'S PROPERTY TAXES. Lessee shall pay prior to delinquency of all taxes assessed against and levied upon Lessee-Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee contained in the Premises or stored within the Industrial Center. When possible, Lessee shall cause its Lessee-Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee's property within ten
(10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11. UTILITIES. Lessee shall pay directly for all utilities and services supplied to the Premises, including but not limited to electricity, telephone, security, gas and cleaning of the Premises, together with any taxes thereon. If any such utilities or services are not separately metered to the Premises or separately billed to the Premises, Lessee shall pay to Lessor a reasonable proportion of all such charges jointly metered or billed with other premises in the Building, in the manner and within the time periods set forth in Paragraph 4.2(d).

12.  ASSIGNMENT AND SUBLETTING.

     12.1 LESSOR'S CONSENT REQUIRED.

          (a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or otherwise transfer or encumber (collectively, "assign") or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent given under and subject to the terms of Paragraph 36.

          (b) A change in the control of Lessee shall constitute an assignment requiring Lessor's consent. The transfer, on a cumulative basis, of 50% or more of the voting control of Lessee shall constitute a change in control for this purpose.*

          (c) The involvement of Lessee or its assets in any transaction, or series of transactions (by way of merger, sale, acquisition, financing, refinancing, transfer, leveraged buy-out or otherwise), whether or not a formal assignment or hypothecation of this Lease or Lessee's assets occurs, which results or will result in a reduction of the Net Worth of Lessee, as hereinafter defined, by an amount equal to or greater than twenty-five percent (25%) of such Net Worth of Lessee as it exists immediately prior to said transaction or transactions constituting such reduction shall be considered an assignment of this Lease by Lessee to which Lessor may reasonably withhold its consent. "NET WORTH OF LESSEE" for purposes of this Lease shall be the net worth of Lessee (excluding any Guarantors) established under generally accepted accounting principles consistently applied.

          (d) An assignment or subletting of Lessee's interest in this Lease without Lessor's specific prior written consent shall, at Lessor's option, be a Default curable after notice per Paragraph 13.1, or a non-curable Breach without the necessity of any notice and grace period.

          (e) Lessee's remedy for any breach of this Paragraph 12.1 by Lessor shall be limited to compensatory damages and/or injunctive relief.

     12.2 TERMS AND CONDITIONS APPLICABLE TO ASSIGNMENT AND SUBLETTING.

          (a) Regardless of Lessor's consent, any assignment or subletting shall not (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, nor (iii) alter the primary liability of Lessee for the payment of Base Rent and other sums due Lessor hereunder or for the performance of any other obligations to be performed by Lessee under this Lease.

          (b) Lessor may accept any rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of any rent for performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the Default or Breach by Lessee of any of the terms, covenants or conditions of this Lease.

          (c) The consent of Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the assignee or sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable under this Lease or the sublease and without obtaining their consent and such action shall not relieve such persons from liability under this Lease or the sublease.

          (d) In the event of any Default or Breach of Lessee's obligation under this Lease, Lessor may proceed directly against Lessee, any Guarantors or anyone else responsible for the performance of the Lessee's obligations under this Lease, including any sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor.

          (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises, if any. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested by Lessor.

          (f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented in writing.

* See Addendum

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                                      -6-
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                (g)     The occurrence of a transaction described in Paragraph
12.1(c) shall give Lessor the right (but not the obligation) to require that the Security Deposit be increased by an amount equal to six (6) times the then monthly Base Rent, and Lessor may make the actual receipt by Lessor of the Security Deposit increase a condition to Lessor's consent to such transaction.

        12.3 ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

                (a) *Lessor shall not, by reason of the foregoing provision or any other assignment of such sublease to Lessor, nor by reason of the collection of the rent from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such Sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rent and other charges due and to become due under the sublease. Sublessee shall rely upon such statement and request from Lessor and shall pay such rents and other charges to Lessor without any obligation or right to inquire as to whether such Breach exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against such sublessee, or, until the Breach has been cured, against Lessor, for any such rents and other charges so paid by said sublessee to Lessor.

                (b) In the event of a Breach by Lessee in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any other prior defaults or breaches of such sublessor under such sublease.

                (c) Any matter or thing requiring the consent of the sublessor under a sublease shall also require the consent of Lessor herein.

                (d) No sublease under a sublease approved by Lessor shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

                (e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

13.     DEFAULT; BREACH; REMEDIES.

        13.1 DEFAULT; BREACH. A "DEFAULT" by Lessee is defined as a failure by Lessee to observe, comply with or perform any of the terms, covenants, conditions or rules applicable to Lessee under this Lease. A "BREACH" by Lessee is defined as the occurrence of any one or more of the following Defaults, and, where a grace period for cure after notice is specified herein, the failure by Lessee to cure such Default prior to the expiration of the applicable grace period, and shall entitle Lessor to pursue the remedies set forth in Paragraphs
13.2 and/or 13.3:

                (a) The vacating of the Premises without the intention to reoccupy same, or the abandonment of the Premises.

                (b) Except as expressly otherwise provided in this Lease, the failure by Lessee to make any payment of Base Rent, Lessee's Share of Common Area Operating Expenses, or any other monetary payment required to be made by Lessee hereunder as and when due, the failure by Lessee to provide Lessor with reasonable evidence of insurance or surety bond required under this Lease, or the failure of Lessee to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of five (5) days following written notice thereof by or on behalf of Lessor to Lessee.

                (c) Except as expressly otherwise provided in this Lease, the failure by Lessee to provide Lessor with reasonable written evidence (in duly executed original form, if applicable) of (i) compliance with Applicable Requirements per Paragraph 6.3, (ii) the inspection, maintenance and service contracts required under Paragraph 7.1(b), (iii) the rescission of an unauthorized assignment or subletting per Paragraph 12.1, (iv) a Tenancy Statement per Paragraphs 16 or 37, (v) the subordination or non-subordination of this Lease per Paragraph 30, (vi) the guaranty of the performance of Lessee's obligations under this Lease if required under Paragraphs 1.11 and 37,
(vii) the execution of any document requested under Paragraph 42 (easements), or (viii) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this lease, where any such failure continues for a period of ten (10) days following written notice by or on behalf of Lessor to Lessee.

                (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof that are to be observed, complied with or performed by Lessee, other than those described in Subparagraphs 13.1(a), (b) or (c), above, where such Default continues for a period of thirty (30) days after written notice thereof by or on behalf of Lessor to Lessee; provided, however, that if the nature of Lessee's Default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach of this Lease by Lessee if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

                (e) The occurrence of any of the following events: (i) the making by Lessee of any general arrangement or assignment for the benefit of creditors; (ii) Lessee's becoming a "debtor" as defined in 11 U.S. Code Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision of this Subparagraph 13.1(e) is contrary to any applicable law, such provision shall be of no force or effect, and shall not affect the validity of the remaining provisions.

                (f) The discovery by Lessor that any financial statement of Lessee or of any Guarantor, given to Lessor by Lessee or any guarantor, was materially false.

                (g) If the performance of Lessee's obligations under this Lease is guaranteed: (i) the death of a Guarantor, (ii) the termination of a Guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty, (iii) a Guarantor's becoming insolvent or the subject of a bankruptcy filing, (iv) a Guarantor's refusal to honor the guaranty, or (v) a Guarantor's breach of its guaranty obligation on an anticipatory breach basis, and Lessee's failure, within sixty (60) days following written notice by or on behalf of Lessor to Lessee of any such event, to provide Lessor with written alternative assurances of security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the Guarantors that existed at the time of execution of this Lease.

        13.2 REMEDIES. If Lessee fails to perform any affirmative duty or obligation of Lessee under this Lease, within ten (10) days after written notice to Lessee (or in case of an emergency, without notice), Lessor may at its option (but without obligation to do so), perform such duty or obligation on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee to Lessor upon invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its own option, may require all future payments for a 9-month period to be made under this Lease by Lessee to be made only by cashier's check. In the event of a Breach of this Lease by Lessee (as defined in Paragraph 13.1), with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach, Lessor may:

                (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. in such event Lessor shall be entitled to recover from Lessee: (i) the worth at the time of the award of the unpaid rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee provides could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee provides could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of any leasing commission paid by Lessor in connection with this Lease applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco or the Federal Reserve Bank District in which the Premises are located at the time of award plus one percent (1%). Efforts by Lessor to mitigate damages caused by Lessee's Default or Breach of this Lease shall not waive Lessor's right to recover damages under this Paragraph 13.2. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding the unpaid rent and damages as are recoverable therein, or Lessor may reserve the right to recover all or any part thereof in a separate suit for such rent and/or damages. If a notice and grace period required under Subparagraph 13.1(b), (c) or (d) was not previously given, a notice to pay rent or quit, or to perform or quit, as the case may be, given to Lessee under any statute authorizing the forfeiture of leases for unlawful detainer shall also constitute the applicable notice for grace period purposes required by Subparagraph 13.1(b), (c) or (d). In such case, the applicable grace period under the unlawful detainer statute shall run concurrently after the one such statutory notice, and the failure of Lessee to cure the Default within the greater of the two (2) such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

                (b) Continue the Lease and Lessee's right to possession in effect (in California under California Civil Code Section 1951.4) after Lessee's Breach and recover the rent as it becomes due, provided Lessee has the right to sublet or assign, subject only to reasonable limitations. Lessor and Lessee agree that the limitations on assignment and subletting in this Lease are reasonable. Acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver to protect the Lessor's interest under this Lease, shall not constitute a termination of the Lessee's right to possession.

                (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located.

*See Addendum

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               (d)  The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

     13.3 *

     13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by the terms of any ground lease, mortgage or deed of trust covering the Premises. Accordingly, if any Installment of rent or other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to six percent (6%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for six (6) consecutive installments of Base Rent, then notwithstanding Paragraph 4.1 or any other provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance.*

     13.5 BREACH BY LESSOR. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph 13.5, a reasonable time shall in no event be less than thirty (30) days after receipt by Lessor, and by any Lender(s) whose name and address shall have been furnished to Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days after such notice are reasonably required for its performance, then Lessor shall not be in breach of this Lease if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

14. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent (10%) of the floor area of the Premises, or more than twenty-five percent (25%) of the portion of the Common Areas designated for Lessee's parking, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in the same proportion as the rentable floor area of the Premises taken bears to the total rentable floor area of the Premises. No reduction of Base Rent shall occur if the condemnation does not apply to any portion of the Premises. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution of value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any compensation, separately awarded to Lessee for Lessee's relocation expenses and/or loss of Lessee's Trade Fixtures. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of its net severance damages received, over and above Lessee's Share of the legal and other expenses incurred by Lessor in the condemnation matter, repair any damage to the Premises caused by such condemnation authority.*

15.  BROKERS' FEES.

     15.1 PROCURING CAUSE. The Broker(s) named in Paragraph 1.10 is/are the procuring cause of this Lease.

     15.3 ASSUMPTION OF OBLIGATIONS. Any buyer or transferee of Lessor's interest in this Lease, whether such transfer is by agreement or by operation of law, shall be deemed to have assumed Lessor's obligation under this Paragraph
15. Each Broker shall be an intended third party beneficiary of the provisions of Paragraph 1.10 and of this Paragraph 15 to the extent of its interest in any commission arising from this Lease and may enforce that right directly against Lessor and its successors.

     15.4 REPRESENTATIONS AND WARRANTIES. Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder other than as named in Paragraph 1.10(a) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and that no broker or other person, firm, or entity other than said named Broker(s) is entitled to any commission or finder's fee in connection with said transaction. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the Indemnifying Party, including any costs, expenses, and/or attorneys' fees reasonably incurred with respect thereto.

16.  TENANCY AND FINANCIAL STATEMENTS.

     16.1 TENANCY STATEMENT. Each Party (as "RESPONDING PARTY") shall within ten (10) days after written notice from the other Party (the "REQUESTING PARTY") execute, acknowledge and deliver to the Requesting Party a statement in writing in a form similar to the then most current "TENANCY STATEMENT" form published by the American Industrial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

     16.2 FINANCIAL STATEMENT. If Lessor desires to finance, refinance, or sell the Premises or the Building, or any part thereof, Lessee and all Guarantors shall deliver to any potential lender or purchase designated by Lessor such financial statements of Lessee and such Guarantors as may be reasonably required by such lender or purchaser, including but not limited to Lessee's financial statements for the past three (3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

     17. LESSOR'S LIABILITY. The term "LESSOR" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises. In the event of a transfer of Lessor's title or interest in the Premises or in this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor at the time of such transfer or assignment. Except as provided in Paragraph 15.3, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined.

18. SEVERABILITY. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. INTEREST ON PAST-DUE OBLIGATIONS. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor within ten (10) days following the date on which it was due, shall bear interest from the date due at the prime rate charged by the largest state chartered bank in the state in which the Premises are located plus two percent (2%) per annum, but not exceeding the maximum rate allowed by law, in addition to the potential late charge provided for in Paragraph 13.4.

20. TIME OF ESSENCE. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

21. RENT DEFINED. All monetary obligations of Lessee to Lessor under the terms of this Lease are deemed to be rent.

22. NO PRIOR OR OTHER AGREEMENTS; BROKER DISCLAIMER. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party. Each Broker shall be an intended third party beneficiary of the provisions of this Paragraph 22.

23.  NOTICES.

     23.1 NOTICE REQUIREMENTS. All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by messenger or courier service) or may be sent by certified or registered mail return receipt requested or U.S. Postal Service Express Mail, with postage prepaid, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notice purposes. Either Party may by written notice to the other specify a different address for notice purposes, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for the purpose of mailing or delivering notices to Lessee. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designated by written notice to Lessee.

     23.2 DATE OF NOTICE. Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown or acceptance of delivery is refused the postmark thereon. Notices delivered by United States Express Mail or overnight courier that guarantees next day

* See Addendum.

MULTI-TENANT--MODIFIED NET
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                                      -8-
delivery shall be deemed given twenty-four (24) hours after delivery of the same to the United States Postal Service or courier. If notice is received on a Saturday or a Sunday or a legal holiday, it shall be deemed received on the next business day.

24. WAIVER. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or any other term, covenant or condition hereof, Lessor's consent to, or approval of, any such act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provisions of this Lease requiring such consent. Regardless of Lessor's knowledge of a Default or Breach at the time of accepting rent, the acceptance of rent by Lessor shall not be a waiver of any Default or Breach by Lessee of any provision hereof. Any payment given Lessor by Lessee may be accepted by Lessor on account of moneys or damages due Lessor notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

23. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The Party requesting recordation shall be responsible for payment of any fees or taxes applicable thereto.

26. NO RIGHT TO HOLDOVER. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or earlier termination of this Lease. In the event that Lessee holds over in violation of this Paragraph 26 then the Base Rent payable from and after the time of the expiration or earlier termination of this Lease shall be increased to 150% of the Base Rent applicable during the month immediately preceding such expiration or earlier termination. Nothing contained herein shall be construed as a consent by Lessor to any holding over by Lessee.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies and law or in equity.

28. COVENANTS AND CONDITIONS. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions.

29. BINDING EFFECT; CHOICE OF LAW. This Lease shall be binding upon the Parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30.  SUBORDINATION; ATTORNMENT; NON-DISTURBANCE.

     30.1 SUBORDINATION. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "SECURITY DEVICE"), now or hereafter placed by Lessor upon the real property of which the Premises are a part, to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof. Lessee agrees that the Lenders holding any such Security Device shall have no duty, liability or obligation to perform any of the obligations of Lessor under this Lease, but that in the event of Lessor's default with respect to any such obligation, Lessee will give any Lender whose name and address have been furnished Lessee in writing for such purpose notice of Lessor's default pursuant to Paragraph 13.5. If any Lender shall elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.*

     30.2 ATTORNMENT.    Subject to the non-disturbance provisions of Paragraph
30.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership, (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor, or (iii) be bound by prepayment of more than one month's rent.

     30.3 NON-DISTURBANCE. With respect to Security Devices entered into by Lessor after the execution of this lease, Lessee's subordination of this Lease shall be subject to receiving assurance (a "non-disturbance agreement") from the Lender that Lessee's possession and this Lease, including any options to extend he term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises.

     30.4 SELF-EXECUTING.     The agreements contained in this Paragraph 30
shall be effective without the execution of any further documents; provided, however, that upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any such subordination or non-subordination, attornment and/or non-disturbance agreement as is provided for herein.

31.  ATTORNEYS' FEES.    If any Party or Broker brings an action or proceeding
to enforce the terms hereof or declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term "PREVAILING PARTY" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorneys' fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. Broker(s) shall be intended third party beneficiaries of this Paragraph 31.

32.  LESSOR'S ACCESS; SHOWING PREMISES; REPAIRS.   Lessor and Lessor's agents
shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times for the purpose of showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the Building, as Lessor may reasonably deem necessary. Lessor may at any time place on or about the Premises or Building any ordinary "For Sale" signs and Lessor may at any time during the last one hundred eighty (180) days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All such activities of Lessor shall be without abatement of rent or liability to Lessee.*

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34.  SIGNS.    Lessee shall not place any sign upon the exterior of the
Premises or the Building, except that Lessee may, with Lessor's prior written consent, install (but not on the roof) such signs as are reasonably required to advertise Lessee's own business so long as such signs are in a location designated by Lessor and comply with Applicable Requirements and the signage criteria established for the Industrial Center by Lessor. The installation of any sign on the Premises by or for Lessee shall be subject to the provisions of Paragraph 7 (Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations). Unless otherwise expressly agreed herein, Lessor reserves all rights to the use of the roof of the Building, and the right to install advertising signs on the Building, including the roof, which do not unreasonably interfere with the conduct of Lessee's business; Lessor shall be entitled to all revenues from such advertising signs.

35. TERMINATION; MERGER. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or leaser estate in the Premises; provided, however, Lessor shall, in the event of any such surrender, termination or cancellation, have the option to continue any one or all of any existing subtenancies. Lessor's failure within ten (10) days following any such event to make a written election to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36.  CONSENTS.

        (a) Except for Paragraph 33 hereof (Auctions) or as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including but not limited to architects', attorneys', engineers' and other consultants'
fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent pertaining to this Lease or the Premises, including but not limited to consents to an assignment a subletting or the presence or use of a Hazardous Substance, shall be paid by Lessee to Lessor upon receipt of an invoice and supporting documentation therefor. In addition to the deposit described in Paragraph 12.2(e), Lessor may, as a condition to considering any such request by Lessee, require that Lessee deposit with Lessor an amount of money (in addition to the Security Deposit held under Paragraph 5) reasonably calculated by Lessor to represent the cost Lessor will incur in considering and responding to Lessee's request. Any unused portion of said deposit shall be refunded to Lessee without interest. Lessor's consent to any act, assignment of this Lease or subletting of the Premises by Lessee shall not constitute an acknowledgment that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent.

        (b) All conditions to Lessor's consent authorized by this Lease are acknowledged by Lessee as being reasonable. The failure to specify herein any particular condition to Lessor's consent shall not preclude the impositions by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given.

37.  GUARANTOR.

     37.1 FORM OF GUARANTY. If there are to be any Guarantors of this Lease per Paragraph 1.11, the form of the guaranty to be executed by each such Guarantor shall be in the form most recently published by the American Industrial Real Estate Association, and each such Guarantor shall have the same obligations as Lessee under this lease, including but not limited to the obligation to provide the Tenancy Statement and information required in Paragraph 16.

     37.2 ADDITIONAL OBLIGATIONS OF GUARANTOR. It shall constitute a Default of the Lessee under this Lease if any such Guarantor fails or refuses, upon reasonable request by Lessor to give: (a) evidence of the due execution of the guaranty called for by this Lease, including the authority of the Guarantor (and of the party signing on Guarantor's behalf) to obligate such Guarantor on said guaranty, and resolution of its board of directors authorizing the making of such guaranty, together with a certificate of incumbency showing the signatures of the persons authorized to sign on its behalf, (b) current financial statements of Guarantor as may from time to time be requested by Lessor, (c) a Tenancy statement, or (d) written confirmation that the guaranty is still in effect.

38. QUIET POSSESSION. Upon payment by Lessee of the rent for the Premises and the performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

*See Addendum.

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                                      -9-

39. OPTIONS*

     39.1 DEFINITION. As used in this Lease, the word "OPTION" has the following meaning: (a) the right to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (b) the right of first refusal to lease the Premises or the right of first offer to lease other property of Lessor; (c) the right to purchase the Premises, or the right of first refusal to purchase the Premises, or the right of first offer to purchase the Premises, or the right to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor, or the right of first offer to purchase other property of Lessor.

     39.2 OPTIONS PERSONAL TO ORIGINAL LESSEE. Each Option granted to Lessee in this Lease is personal to the original Lessee named in Paragraph 1.1 hereof, and cannot be voluntarily or involuntarily assigned or exercised by any person or entity other than said original Lessee while the original Lessee is in full and actual possession of the Premises and without the intention of thereafter assigning or subletting. The Options, if any, herein granted to Lessee are not assignable, either as a part of an assignment of this Lease or separately or apart therefrom, and no Option may be separated from this Lease in any manner, by reservation or otherwise.

     39.3 MULTIPLE OPTIONS. In the event that Lessee has any multiple Options to extend or renew this Lease, a later option cannot be exercised unless the prior Options to extend or renew this Lease have been validly exercised.

     39.4      EFFECT OF DEFAULT ON OPTIONS.

               (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary; (i) during the period commencing with the giving of any notice of Default under Paragraph 13.1 and continuing until the noticed Default is cured, or (ii) during the time Lessee is in Breach of this Lease, or (iii) in the event that Lessor has given to Lessee three (3) or more notices of separate Defaults under Paragraph 13.1 during the twelve (12) month period immediately preceding the exercise of the Option, whether or not the Defaults are cured.

               (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 39.4(a)

               (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessor gives to Lessee three (3) or more notices of separate Defaults under Paragraph 13.1 during any twelve (12) month period, whether or not the Defaults are cured, or (ii) if Lessee commits a Breach of this Lease.

40. RULES AND REGULATIONS. Lessee agrees that it will abide by, and keep and observe all nondiscriminatory reasonable rules and regulations ("Rules and Regulations") which Lessor may make from time to time for the management, safety, care, and cleanliness of the grounds, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of the Building and the Industrial Center and their invitees.

41. SECURITY MEASURES. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

42. RESERVATIONS. Lessor reserves the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights of way, utility raceways, and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights of way, utility raceways, dedications, maps and restrictions do not reasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

44. AUTHORITY. If either Party hereto is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after request by Lessor, deliver to Lessor evidence satisfactory to Lessor of such authority.

45. CONFLICT. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. OFFER. Preparation of this Lease by either Lessor or Lessee or Lessor's agent or Lessee's agent and submission of same to Lessee or Lessor shall not be deemed an offer to lease. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

47. AMENDMENTS. This Lease may be modified only in writing, signed by the parties in interest at the time of the modification. The Parties shall amend this Lease from time to time to reflect any adjustments that are made to the Base Rent or other rent payable under this Lease. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by an institutional insurance company or pension plan Lender in connection with the obtaining of normal financing or refinancing of the property of which the Premises are a part.

48. MULTIPLE PARTIES. Except as otherwise expressly provided herein, if more than one person or entity is named herein as either Lessor or Lessee, the obligations of such multiple parties shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee.

*See Addendum

MULTI-TENANT--MODIFIED NET
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                                      -10-

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

        IF THIS LEASE HAS BEEN FILLED IN, IT HAS BEEN PREPARED FOR YOUR ATTORNEY'S REVIEW AND APPROVAL. FURTHER, EXPERTS SHOULD BE CONSULTED TO EVALUATE THE CONDITION OF THE PROPERTY FOR THE POSSIBLE PRESENCE OF ASBESTOS,
UNDERGROUND STORAGE TANKS OR HAZARDOUS SUBSTANCES. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKERS OR THEIR CONTRACTORS, AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE. IF THE SUBJECT PROPERTY IS IN A STATE OTHER THAN CALIFORNIA, AN ATTORNEY FROM THE
STATE WHERE THE PROPERTY IS LOCATED SHOULD BE CONSULTED.

The parties hereto have executed this Lease at the place and on the dates specified above their respective signatures.

Executed at: Los Angeles, California    Executed at:  Anaheim, California
            -------------------------               ----------------------------

on:    October 17, 1997                 on:        October 13, 1997
   ----------------------------------      -------------------------------------

By LESSOR:                              By LESSEE:

Bank of America National Trust and      Pacific Sunwear of California, Inc.
-------------------------------------   ----------------------------------------
Savings Association                     a California corporation
-------------------------------------   ----------------------------------------

By: /s/ KENT PETERS                     By: /s/ CARL WOMACK
   ----------------------------------      -------------------------------------

Name Printed: Kent Peters               Name Printed: Carl Womack
             ------------------------                ---------------------------

Title:    Vice President                Title:  CFO
      -------------------------------         ----------------------------------

By: [SIG]                               By: /s/ GREG H. WEAVER
   ----------------------------------      -------------------------------------

Name Printed: Peter Daniels             Name Printed: Greg H. Weaver
             ------------------------                ---------------------------

Title:    Vice President                Title:  Chief Executive Officer
      -------------------------------         ----------------------------------

Address: 333 S. Beaudry Avenue          Address: 5037 East Hunter Avenue
        -----------------------------           --------------------------------
21st Floor, Los Angeles, CA 90017       Anaheim, CA 92807
-------------------------------------   ----------------------------------------

Telephone: (213) 345-0425               Telephone: (714) 693-8066
                ---------------------                   ------------------------

Facsimile: (213) 345-9128               Facsimile: (714) 693-8165
                ---------------------                   ------------------------
                                        and after the Commencement Date the
                                        notice address shall be the Premises

BROKER:                                 BROKER:

Executed at:                            Executed at:
            -------------------------               ----------------------------

on:                                     on:
   ----------------------------------      -------------------------------------

By:                                     By:
   ----------------------------------      -------------------------------------

Name Printed:                           Name Printed:
             ------------------------                ---------------------------

Title:                                  Title:
      -------------------------------         ----------------------------------

Address:                                Address:
        -----------------------------           --------------------------------

-------------------------------------   ----------------------------------------

Telephone: (   )                        Telephone: (   )
                ---------------------                   ------------------------

Facsimile: (   )                        Facsimile: (   )
                ---------------------                   ------------------------

NOTE: These forms are often modified to meet changing requirements of law and needs of the industry. Always write or call to make sure you are utilizing the most current form: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 700 South Flower Street, Suite 600, Los Angeles, CA 90017. (213) 687-8777.


MULTI-TENANT--MODIFIED NET
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                                      -11-

                   ADDENDUM TO STANDARD INDUSTRIAL/COMMERCIAL
                       MULTI-TENANT LEASE -- MODIFIED NET
                                 BY AND BETWEEN
       BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION ("LESSOR")
                                      AND
                 PACIFIC SUNWEAR OF CALIFORNIA, INC. ("LESSEE")
                            DATED SEPTEMBER 30, 1997

49.  COMMENCEMENT DATE:

     Lessor and Lessee agree that the estimated Commencement Date shall be December 15, 1997 ("Estimated Commencement Date"). The actual Commencement Date shall be the earlier of (i) the date Lessee occupies the Premises for its business purposes (which shall include without limitation the storage of inventory) or (ii) the later of (a) the Estimated Commencement Date or
     (b) the date the Base Lessee Improvements, the Lessee Improvements and the Additional Lessee Improvements (collectively, the "Total Lessee Improvements") are substantially completed; provided that such date shall be accelerated by one day for each day that substantial completion of the Total Lessee Improvements is delayed by Lessee's Delays. The term of the Lease shall expire on the date (the "Expiration Date") that is the last day of the calendar month in which the tenth anniversary of the Commencement Date falls, subject to extension pursuant to Paragraph 54 of this Lease.

50.  TERM:

     The Term of the Lease shall commence on the Commencement Date, and shall continue, subject to earlier termination as provided herein, until the Expiration Date. In the event permission is given to Lessee to enter or occupy all or a portion of the Premises prior to the Commencement Date, such occupancy shall be subject to all of the terms and conditions of this Lease, except that if such entry is pursuant to Paragraph 52, Lessee shall not be obligated to pay Base Rent and any other amount payable by Lessee under this Lease.

     Lessor shall use all reasonable efforts to make the Premises available on the Estimated Commencement Date. If for any reason, however, Lessor cannot deliver possession of the Premises to Lessee on said date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder or extend the Term hereof, but in such case, Lessee shall not be obligated to pay rent or perform any other obligations of Lessee under the terms of this Lease, except as may be otherwise provided in this Lease, until the Commencement Date shall have occurred. If, however, the Commencement Date shall not have occurred on or before February 3, 1998 for any reason, other than Lessee's Delays (defined below) or any reason beyond the reasonable control of Lessor, Lessee shall receive an offset of Base Rent for each day after such date that the Commencement Date shall not have occurred. Such date will be adjusted forward for each day that substantial completion of the Total Lessee Improvements is delayed by Lessee's Delays. For purposes of this Paragraph 50, Lessor's inability to obtain a building permit within 14 business days after receipt of Lessee's interior construction drawings shall be deemed a delay for a reason beyond the reasonable control of Lessor.

     If the Commencement Date shall not have occurred on or before May 1, 1998 for any reason, other than Lessee's Delays or any reason beyond the reasonable control of Lessor, Lessee may, at its option, by notice in writing to Lessor within 10 days after that date, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided further, however, that if such written notice of Lessee is not received by Lessor within said 10-day period, Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect.

51.  SUBSTANTIAL COMPLETION:

     The work to be performed by Lessor under this Lease shall be deemed substantially completed on the date on which all of the following shall have been satisfied: (a) all work required for an Occupancy Permit shall have been completed and it is legally permissible to occupy the Premises,
     (b) all work to be performed by Lessor under Paragraph 55 shall have been completed to the extent that the Premises can be used by Lessee without material interference with the operations of its business, excluding punchlist items or other noncritical elements of the Lessee Improvements, and (c) all mechanical systems in the Premises are in good operating order.

52.  EARLY ACCESS:

     Lessor shall, subject to the following terms and conditions, permit Lessee, and Lessee's agents, to enter the Premises during the seventy-five (85) day period prior to the Estimated Commencement Date:

     (a) Lessee shall give Lessor reasonable prior written notice of such access to the Premises, which notice must contain or be accompanied by: (i) a description and schedule for the work to be performed in the Premises; (ii) the names and addresses of all contractors performing such work; (iii) copies of all contracts pertaining to the performance of such work; (iv) copies of all licenses and permits required in connection with the performance of such work; and (v) certificates of insurance and instruments of indemnification against all claims, costs, expenses, damages, suits, fines, penalties, actions, causes of action, and liabilities which may arise in connection with such work. Each of the foregoing shall be subject to Lessor's approval, which approval shall not be arbitrarily withheld. Notwithstanding the foregoing, Lessor agrees not to unreasonably withhold its consent with respect to Items (i) through
          (v) of this Paragraph 52(a) related to the installation by SDI Industries of Lessee's material handling system in the distribution center portion of the Premises.

     (b)  Such early access is subject to reasonable scheduling by Lessor.

     (c) Lessee's agents, contractors, workers, mechanics, suppliers, and invitees must work in harmony and not interfere with Lessor and Lessor's contractor in doing work in the Premises, in other premises, and common areas of the Building, and in the general operation of the Building. If at any time such entry shall cause or threaten to cause disharmony or interference, including labor disharmony, Lessor may withdraw its permission upon written notice to Lessee.

     (d) In the event that Lessor's work in the Premises and Lessee's work in the Premises (pursuant to the permission granted herein) progress simultaneously, Lessor shall not be liable for injury to any person or for damage to any property of Lessee, Lessee's employees, agents, licensees, or invitees, from any cause whatsoever, occurring upon or about the Premises, and Lessee shall indemnify and save Lessor harmless from any and all liability and claims arising out of or connected with any such injury or damage. Lessee will not permit any lien on any part of the Building allegedly resulting from any work or materials furnished or obligations incurred by or for Lessee. Lessee will discharge any such lien of record immediately upon its filing.

     (e) Lessee agrees that it is liable to Lessor for any damage to the Premises or to any portion of the work in the Premises caused by Lessee or any of Lessee's employees, agents, licensees, or invitees.

53.  BASE RENT:

     Commencing on the Commencement Date, the Base Rent payable by Lessee to Lessor during the Term of this Lease shall be as follows:

     ------------------------------------------------------------------
          MONTHS          PER SQ. FT. NNN           PER MO. NNN
          ------          ---------------           -----------
                                                 *BASED ON SQ. FT.
     ------------------------------------------------------------------
          1 - 2               0 cents                $     0
          3 - 30             37 cents                $65,230.63
         31 - 60             40.7 cents              $71,753.69
         61 - 90            44.77 cents              $78,929.06
         91 - 120           49.25 cents              $86,827.26
     ------------------------------------------------------------------

     The obligation to pay Base Rent shall be abated for the first two (2) months of the Term of this Lease. All other terms of this Lease, however, including but not limited to the obligations to pay Lessee's Share of Common Area Operating Expenses, together with the insurance required by Paragraph 8, and the amount of any monthly amortized Additional Lessee Improvement Allowance, shall be in effect during such period.

54.  OPTION TO EXTEND:

     54.1 Grant of Option. Lessee shall have the right, but not the obligation, to extend the Term of this Lease for two (2) additional periods of five (5) years each (the "Extension Period"), provided that the following criteria are met:

          (a) Lessee is not in default under any provision of this Lease beyond any applicable cure periods either (i) as of the date the "Extension Notice" (as defined below) is delivered to Lessor or
               (ii) as of the date of the commencement of the Extension Period; and

          (b) Lessee has not assigned or subleased any portion of the Premises other than as permitted by Paragraph 12 of this Lease.

     54.2 Exercise of Option. Lessee may exercise its right to extend the Term only by delivering written notice to Lessor of Lessee's desire to so extend the Term no later than six (6) months nor earlier than nine (9) months prior to the commencement of the Extension Period ("Lessee's Notice"), subject to the Monthly Base Rent determination by Lessor in accordance with Paragraph 54.3.

     54.3 Monthly Base Rent for Extension Period. Within thirty (30) days of Lessor's receipt of Lessee's Notice, Lessor shall deliver written notice to Lessee which shall provide for Monthly Base Rent for the Extension Period equal to 95% of an amount equal to the fair market rental (the "Fair Market Rent") for the Premises determined by Lessor according to the rental then being charged for comparable space in comparable deals in buildings of similar size and construction in Anaheim, Yorba Linda and Fullerton (the "Market Rent Notice"). In determining comparable space, appropriate consideration shall be given to the level and type of improvements contained in the Premises and the use of the Premises as a corporate headquarters for the lessee. "Comparable deals" shall mean leases which are approximately as long, and commencing at approximately the same time, as the applicable Extension Period. "Comparable deals" shall not include any transactions where the lessor of the subject building is in default under its mortgage or other indebtedness, or is currently, or has within the prior 12 months been involved in foreclosure proceedings on the applicable building. "Comparable deals" shall also exclude transactions which are subleases or whereby the lessee has some form of equity participation in the deal. Notwithstanding the foregoing, in no event shall the Monthly Base Rent for the Extension Period be less than the sum of (a) the Monthly Improvement Payment (as defined below) and (b) Base Rent payable by Lessee for the month prior to the commencement of the Extension Period. In the event that Lessee notifies Lessor in writing, on or before the 20th business day following any Market Rent Notice, that Lessee disagrees with the applicable determination, Lessor and Lessee shall negotiate in good faith to resolve such dispute within 10 business days thereafter (The 30th business day after any Market Rent Notice is referred to herein as the "Outside Agreement Date"). If not resolved by the Outside Agreement Date each party shall submit to the other its determination of Fair Market Rent and the dispute shall be submitted to arbitration in accordance with the following paragraph titled "Arbitration Procedures." Until any such dispute is resolved, any applicable payments due under this Lease shall correspond to Lessor's determination and, if Lessee's determination becomes the final determination, Lessor shall refund any overpayments to Lessee, within 5 business days following the final resolution of the dispute.

54.4    Arbitration Procedures.

                (i) Lessor and Lessee shall each appoint one arbitrator who shall by profession be a real estate broker who shall have been active over the 5-year period ending on the date of such appointment in the leasing of properties similar to the Premises in Anaheim, Yorba Linda and Fullerton. The determination of the arbitrators shall be limited solely to the issue of whether Lessor's or Lessee's submitted Fair Market rent for the Premises is the closest to the actual Fair Market Rent for the Premises as determined by the arbitrators, taking into account the requirements of this subparagraph regarding the same. Each such arbitrator shall be appointed within 15 days after the Outside Agreement Date. Lessor and Lessee may not consult with either such arbitrator prior to resolution.

                (ii) The two arbitrators so appointed shall within 15 days of the date of the appointment of the last appointed arbitrator, meet and attempt to reach a decision as to whether the parties shall use Lessor's or Lessee's submitted Fair Market Rent, and shall notify Lessor and Lessee of their decision, if any.

                (iii) If the two arbitrators are unable to reach a decision, the two arbitrators shall, within 30 days of the date of the appointment of the last appointed arbitrator, agree upon and appoint a 3rd arbitrator who shall be a broker who shall be qualified under the same criteria set forth hereinabove for qualification of the initial 2 arbitrators.

                (iv) The 3 arbitrators shall, within 30 days of the appointment of the 3rd arbitrator, reach a decision as to whether the parties shall use Lessor's or Lessee's submitted Fair Market Rent, and shall notify Lessor and Lessee thereof.

                (v) The decision of the majority of the 3 arbitrators shall be binding upon Lessor and Lessee.

                (vi) If either Lessor or Lessee fails to appoint an arbitrator within 15 days after the Outside Agreement Date, the arbitrator appointed by one of them shall reach a decision, notify Lessor and Lessee thereof, and such arbitrator's decision shall be binding upon Lessor and Lessee.

                (vii) If the 2 arbitrators fail to agree upon and to appoint a 3rd arbitrator, than the appointment of the arbitrator shall be dismissed, and the matter to be decided shall be forthwith submitted to arbitration under the provisions of the American Arbitration Association, but subject to the instructions set forth in this Lease.

                (viii) The cost of arbitration shall be paid by Lessor and Lessee equally.

        Upon determination of the Fair Market Rent, Lessor shall prepare and deliver to Lessee an amendment to this Lease (the "Extension Amendment") which provides for the extension of the term pursuant to the provisions hereof with a Monthly Base Rent equal to 95% of the Fair Market Rent.

     54.5 Time of the Essence. Time shall be of the essence regarding all the periods set forth above for the exercise of the option and execution of the Extension Amendment. The failure of Lessee to timely exercise the option as provided in Paragraph 54.2 and 54.3 above shall cause this option to automatically cease and terminate and, in such event, this Lease shall terminate without extension.

     54.6 Non-Transferable Option. The option granted herein is granted solely to Lessee and is not assignable or transferable and any attempt to assign or transfer this option shall be void and of no force or effect; excluding, however, any permitted assignment as provided in Paragraph 12 of this Lease.

55.  LESSEE IMPROVEMENTS:

     55.1 Approved Plans and Schedule. Lessor shall, at its sole cost and expense, construct the base Lessee Improvements and the Lessee Improvements and subject to reimbursement of Lessor by Lessee pursuant to Paragraph 55.4, the Additional Lessee Improvements, pursuant to interior construction drawings sufficient to permit accurate bidding by the contractors ("Approved Plans") prepared by Lessee and approved by Lessor and described on Exhibit "B." Lessor acknowledges receipt of Lessee's space plan on August 11, 1997, and Lessee's interior construction drawing on September 17, 1997, and approval thereof. Lessee may select its own interior architect. The Lessor and the Project Manager (as defined below) shall obtain bids from Oltmans Construction, Snyder Langston and two other qualified contractors selected by Lessor for construction of the work provided for under this Paragraph 55. The Project Manager shall provide Lessee with copies of the bids received from each of the contractors and will make reasonable efforts to consult with Lessee with respect to negotiating with the contractor selected by Lessor the portions of the contract relating to the office improvements, and during the bidding process and construction period.

     55.2 Base Lessee Improvements. Lessor shall, at its sole cost and expense, construct the following improvements to the Premises (the "Base Lessee Improvements"):

          (a) Upgrade the sprinkler system in the southwest high bay warehouse area of the Premises; provided, however, that in no event shall Lessor be required to spend in excess of $20,000, and any cost that exceeds such amount shall be paid by Lessee out of the Additional Lessee Improvement Allowance;

          (b) Reconfigure the parking area of the Industrial Center in accordance with a plan prepared by Lessor and approved by Lessee ("Parking Plan") to provide lessee with 350 parking spaces.

          (c)  Repaint the exterior of the Building.

          (d) Demise the Premises from the easterly, adjacent space consisting of approximately 90,664 square feet ("Adjacent Space") of the Building in accordance with Exhibit "A," provided that Lessee shall be responsible for the cost of any alterations to the existing security system resulting from demising the Building, and the cost of any repair or upgrades to such security system requested by Lessee; provided, however, that Lessor shall use reasonable efforts, at no additional cost to Lessor, to preserve intact and not damage the existing security system. Any cost of the alterations of the existing security system may be paid by Lessee out of the Additional Lessee Improvement Allowance.

          (e) Separate the utilities servicing the Premises to function independently of the Adjacent Space in the Building, including electrical, HVAC and lighting; and

          (f) Remove the existing racking system from the Premises no later than October 1, 1997, which will remain Lessor's personal property.

     55.3 Lessee Improvements. Lessor shall, at its sole cost and expense, construct certain improvements in the Premises (the "Lessee Improvements") substantially in accordance with the Approved Plans and all applicable rules, regulations, laws or ordinances; provided, however, that in no event shall Lessor be required to spend in excess of $300,000 (the "Lessee Improvement Allowance") to build the Lessee Improvements. The cost of the Lessee Improvements that exceeds the amount of the Lessee Improvement Allowance shall be treated as a contribution by Lessor of a portion of the Additional Lessee Improvement Allowance under Paragraph 55.4. The Lessee Improvement Allowance may be used only for the cost of the Lessee Improvements as described in Paragraph 55.5 below.

     55.4 Additional Lessee Improvements. Upon Lessee's request, Lessor shall construct certain additional improvements in the Premises (the "Additional Lessee Improvements") substantially in accordance with the Approved Plans, and all applicable rules, regulations, laws or ordinances. Lessor shall contribute up to $800,000 ("Additional Lessee Improvement Allowance") towards the costs of the Additional Lessee Improvements and any such amounts contributed will be repaid by Lessee, plus 10% interest per annum, in equal monthly installments amortized over the Term of the Lease (the

        "Monthly Improvement Payment"). Such additional payments will be made at the same time and in the same manner as Rent under this Lease. Lessee shall be required to pay any costs in excess of the Additional Lease Improvement Allowance within fifteen (15) days after receiving written notice from Lessor describing such excess costs.

55.5 Lessee Improvement Allowance. The cost of the Lessee Improvements and Additional Lessee Improvements shall include the cost of all labor and materials for the construction and installation of the Lessee Improvements and Additional Lessee Improvements respectively; the cost of all permits, licenses and fees; all amounts paid to Lessor's contractors under and pursuant to contracts for the construction and installation of the Lessee Improvements and Additional Lessee Improvements respectively; all architectural, engineering, space planning and other consultants' fees; all amounts paid for mechanical drawings, plans, specifications, shop drawings, designs and layouts; and incidental costs related to the foregoing. The cost of Lessee Improvements and Additional Lessee Improvements shall not include, and Lessor shall not charge, any fees for Lessor's profit, overhead or supervision. The Lessee Improvement Allowance shall not include, and Lessee shall be responsible for, the cost to remove or alter the excess mezzanine area of the Premises. Lessee, at its option, may retain, alter, move or remove all or any portion of the mezzanine. At the expiration of the term, Lessee shall remove the mezzanine at Lessor's sole cost and expense.

55.6 Lessee-Initiated Changes. Lessee shall be permitted to initiate changes in the design and construction requirements of the Lessee Improvements throughout the course of the construction of the Lessee Improvements. Said changes shall be incorporated by Lessor at actual cost, with a maximum fee mark-up by Lessor's general contractor limited to the general contract base fee percentage. Design/engineering reimbursements for Lessee-initiated changes shall be based upon design/engineering consultant actual costs including time and materials. All costs of Lessee-initiated changes requiring revisions, including engineering, estimating, coordination, layout, and printing of drawings, specification changes, and any other incidental expenses, shall be included in the cost of the Lessee Improvements and Additional Lessee Improvements respectively.

55.7 Lessor's Obligations. Notwithstanding Paragraph 2.3, Lessor shall have no obligation to Lessee for defects in design, workmanship or materials, but shall use its reasonable best efforts to enforce the contractor's obligations therefor and shall, as appropriate under the terms of the Lease given the allocation of maintenance responsibility between Lessor and Lessee, assign to Lessee any manufacturer's warranties with respect to the work or the Premises.

55.8 Work Done by Lessee. Any work done by Lessee in the Premises shall be done at Lessee's sole cost and expense in accordance with the terms of this Lease and only with Lessor's prior consent and in conformity with a valid building permit and all applicable rules, regulations, laws and ordinances. Any work done by Lessee shall be done in a good and workmanlike manner with good and sufficient materials, and shall be done only by contractors approved by Lessor. Lessor hereby approves of SDI Industries as Lessee's contractor and of SDI's subcontractors for the installation of a material handling system in the distribution center in the Premises during the early access period.

55.9 Acceptance of Lessee Improvements. Lessee shall notify Lessor in writing of any items that Lessee deems incomplete or incorrect in order for the Premises to be acceptable to Lessee within ninety (90) days following completion of the Lessee Improvements and Additional Lessee Improvements. Lessee shall be deemed to have accepted the Premises as improved and to have approved construction if Lessee does not deliver such a list to Lessor within said number of days.

55.10 Other Improvements. Lessor shall, at its sole cost and expense, be responsible to make any alterations to the Building (but not the Premises) during the Term of the Lease and any Extension Period, as and if required for compliance with the Americans with Disabilities Act ("ADA"), so long as such compliance is not a result of Lessee's specific use of the Building or Lessee's Alterations under Paragraph 7.3. With respect to the Premises, including, without limitation, the Base Lessee Improvements and Additional Lessee Improvements, any alterations to the bathroom, showers or elevator required by the ADA as interpreted and applied on the Commencement Date shall be made, at Lessor's sole cost and expense without deduction from the Lessee Improvement Allowance or the Additional Lessee Improvement Allowance. Any such alterations shall be separately itemized and priced by Lessor's contractor. Lessee shall, at its sole cost and expense, be responsible (a) to make any alterations to the Premises required due to any changes in the ADA, including without limitation the interpretation and application thereof, after the Commencement Date, or required due to Lessee's specific use of the Premises or due to any Alterations under Paragraph 7.3 performed by Lessee in the Premises after the Commencement Date, and (b) for the cost of any alterations to the Building required for compliance with the ADA arising out of Lessee's specific use of the Premises or due to any of Lessee's Alterations under Paragraph 7.3. The cost associated with any seismic retrofit of the Premises, as and if required, whether under current or future law, shall be the responsibility of Lessor except to the extent required due to the unique nature of Lessee's use, the Lessee

                Improvements, the Lessee Additional Improvements or Lessee's Alterations. Lessor's costs under this Paragraph 55.10 shall not be included in Lessee's Share of Common Area Expenses.

        55.11 Lessee Delays. If Lessor is delayed in substantially completing any work to be performed by Lessor under this Paragraph 55 as a result of any of the following circumstances or events ("Lessee Delays"), the Commencement Date shall not be deferred by reason of such delay:

                (a) Lessee's failure to furnish the space plan by August 11, 1997;

                (b) Lessee's failure to respond within one business day to any request of Lessor for additional information or approval as necessary in connection with the completion of the Total Lessee Improvements;

                (c) Lessee's failure to furnish interior construction drawings by September 17, 1997;

                (d) Lessee's request for any special, long-lead materials or installations as part of the Lessee Improvements or Additional Lessee Improvements; provided, however, that Lessor notifies Lessee of any such materials or installation within 10 days after receiving bids from the general contractor;

                (e) Lessee's changes in any drawings, plans, or specifications to the Approved Plans, including without limitation the time consumed at revising plans or in revising the Approved Plans by reason of Lessee's changes;

                (f) Any changes initiated by Lessee by reason of Lessee's disapproval of cost proposals or resulting in the preparation of revised cost proposals;

                (g)     Field changes to the construction work by Lessee;

                (h) The delivery, installation, or completion of any Lessee-finish work performed by Lessee's employees or agents;

                (i) The performance of any work done by Lessee, or any failure to complete or delay in completion of such work; or

                (j)     Any other act or omission of Lessee.

        55.12 Project Manager. The project manager for the Total Lessee Improvements shall be ZB Investment Company (the "Project Manager"). Lessee agrees to reimburse Lessor within 10 days after demand for Lessee's share of the cost of the Project Manager in the amount of $3,000.00 per month, not to exceed $21,000.00 in the aggregate. The Project Manager's duties shall include handling the bids pursuant to Paragraph 55.1, negotiating with the bidding contractors, assisting Lessor in selecting the contractor, negotiation of the terms of the contractor's contract, giving written notice to Lessee of potential Lessee Delays, and making final determinations of whether a Lessee Delay has occurred and of the extent of the Lessee Delay.

56.     FIRST RIGHT OF OFFER:

        No later than 30 days prior to commencing marketing for releasing (as defined below) the balance of the space in the Building that becomes available (as defined below) (the "Offer Space"), Lessor shall first offer to lease such space to Lessee by a written notice (a "First Offer Notice") Lessee thereupon shall have the right ("ROFO") to lease all of the Offer Space at the ROFO Fair Market Rent (as defined below) for the remaining term of the Lease (including the option to extend pursuant to Paragraph 54 at the Monthly Base rent as determined therein for the application Extension Period). The ROFO shall be exercised by Lessee notifying Lessor, within ten days after Lessee's receipt of the First Offer Notice, of Lessee's exercise of its right to lease such Offer Space upon the terms set forth herein. If Lessee so notifies Lessor, Lessor shall deliver the Offer Space to Lessee upon the date such space is available and shall prepare an amendment to this Lease adding the Offer Space to the Premises on the date of delivery on the terms set forth herein, which amendment shall be delivered to Lessee promptly after exercise and executed by Lessee within 15 days after Lessee's receipt of same from Lessor. For purposes of this Paragraph 56, ROFO Fair Market Rent shall mean the monthly Base Rent then being charged for comparable space and comparable deals in buildings of similar size and construction in Anaheim, Yorba Linda and Fullerton. In determining comparable space, appropriate consideration shall be given to the level and type of improvements contained in the Offer Space. "Comparable deals" shall mean leases which are approximately as long, and commencing at approximately the same time, as the leasing of the Offer Space through the end of the initial term. "Comparable deals" shall not include any transactions where the lessor of the subject building is in default under its mortgage or other indebtedness, or is currently, or has within the prior 12 months been involved in foreclosure proceedings on the applicable building. "Comparable deals" shall also exclude transactions which are subleases or whereby the Lessee has some form of equity participation in the deal. Lessor shall give Lessee notice in writing within 30 days after Lessee's exercise of the ROFO of the ROFO Fair Market Rent (the "ROFO Market Rent Notice"). In the event the Lessee notifies Lessor in writing, on or before the 20th business day following the ROFO Market Rent Notice, that Lessee disagrees with the applicable determination, Lessor and Lessee shall negotiate in good faith to resolve such dispute within 10 business days thereafter (the 30th business day after any ROFO Market Rent Notice is referred to herein as the "ROFO Outside Agreement Date.)" If not resolved by the ROFO Outside Agreement Date, each party shall submit to the other its determination of ROFO Fair Market Rent and the dispute shall be submitted to arbitration in accordance with Paragraph 54.4 with the following modifications: (i) the word "ROFO" is inserted before the words "Fair Market Rent" and "Outside Agreement Date" each place they appear, (ii) the words "Offer Space" are substituted for the word "Premises" each place it appears, and (iii) the last sentence of Paragraph 54.4 is deleted. Until any dispute as to ROFO Fair Market Rent is resolved, any applicable payments due under this Lease shall correspond to Lessor's determination and, if Lessee's determination becomes the final determination, Lessor shall refund any overpayments to Lessee, within 5 business days following the final resolution of the dispute. Lessor shall be deemed to be "releasing" any such Offer Space when the first lease of such Offer Space entered into within the first year after the Commencement Date terminates and the Offer Space becomes available. The Offer Space shall be deemed to be "available" as of any date only to the extent it has not been subject to or comprised of expansion option, first offer, or a lease to an existing tenant in occupancy of such space, unless such tenant has specified in writing that it has no interest in re-leasing such space. In event that Lessee does not timely accept the offer contained in any Offer Notice, or in the event that Lessee accepts any such offer but Lessee does not execute an amendment within 15 days after Lessee's receipt of same from Lessor which adds such Offer Space to the Premises, Lessor shall have the right to lease such Offer Space to any other person on any terms and Lessee shall have no further rights under this Paragraph. The provisions of Paragraph 39 are applicable to this right of first offer. In addition, Lessee shall have no rights to exercise its ROFO rights during any period in which it is not in occupancy of 100% of the Premises or in which an assignment of this Lease or a sublease of the Premises is in effect.

57.  TRAILER STORAGE; RESERVED PARKING:

     Lessee may store trailers overnight within the loading area outlined in Exhibit "A" next to the loading docks of the Premises, subject to Paragraph
     40. The location of the Reserved Parking Spaces shall be designated by Lessor, subject to Lessee's approval, which shall not be unreasonably withheld or delayed.

58.  CONDITIONS, COVENANTS AND RESTRICTIONS:

     Lessor shall provide Lessee a copy of any conditions, covenants and restrictions that may be of record in connection with the Industrial Center.

59.  HAZARDOUS SUBSTANCES:

     To the best of Lessee's current actual knowledge, without inquiry or investigation, there is no asbestos nor any other Hazardous Substances including, but not limited to, radon gas, PCBs, lead base paint, ground water contamination, industrial, radioactive or chemical waste, urea-formaldehyde insulation, and underground storage tanks on or under, or within the Industrial Center in violation of applicable law.

     In addition to the terms of Paragraph 6.2, Lessee shall disclose to Lessor in writing whether any Hazardous Substances will be used, stored or disposed in the Premises, which disclosure shall include an inventory of such substances, and provide a use, storage and disposal plan for the handling of such substances. Lessor may disapprove of the use, storage and/or disposal of such substances within the Premises at Lessor's sole discretion.

     Lessor shall retain the responsibility and pay for any investigations or remediation measures required by governmental entities having jurisdiction with respect to the existence of Hazardous Substances on the Premises or the Building which are not brought on to the Premises, Building or Common Areas by Lessee. Lessee shall fully cooperate in any such activities at the request of Lessor, including allowing Lessor and Lessor's agents to have reasonable access to the Premises at reasonable times in order to carry out Lessor's investigative and remedial responsibilities. The costs incurred by Lessor for such investigation and remediation shall not be included in Lessee's Share of Common Area Operating Expenses. Any liability of Lessor with respect to this covenant shall be satisfied only out of Lessor's interest and estate in the Premises and Building, and Lessor shall have no personal liability beyond such interest and estate with respect to such obligations. This covenant shall be of no further force or effect with respect to Bank of America National Trust and Savings Association from and after its sale of the Premises and Building.

60.  ASSIGNMENT AND SUBLETTING:

     The parties agree that it would be reasonable for Lessor to condition its consent to any proposed assignment or sublease on Lessee's agreement to pay to Lessor 50% of rent received from the assignee or sublessee by Lessee in excess of the rent payable by Lessee pursuant to this Lease after deducting any direct expenses incurred by Lessee in connection with such assignment or sublease including, but not limited to, any changes, alterations and improvements to the Premises, and any brokerage commissions, and on Lessee's payment to Lessor of 50% of all other consideration given, directly or indirectly, by the assignee or sublessee to Lessee in consideration of any such assignment or sublease. It is the intention of Lessor and

     Lease that the foregoing provisions shall apply to any consideration received by Lessee from sub-sublessees or future assignees, regardless of the number of levels thereof. Any rent or other consideration which is to be paid to Lessor by Lessee pursuant to this paragraph shall be paid promptly upon receipt by Lessee.

61.  ADDITIONAL PERMITTED USES (PARAGRAPH 1.8):

     The Permitted Uses shall also include any other use permitted by Applicable Laws; provided that Permitted Uses shall exclude any use which (a) violates any certificate of occupancy in force for the Premises, the Building or any part thereof, (b) causes or is likely to cause damage to the Building or any part thereof or any equipment, facilities or other systems therein; (c) constitutes a violation of law; (d) violates a requirement or condition of the standard fire insurance policy issued for the Buildings, (e) impairs the character, reputation, image or appearance of the Building; (f) impairs the proper and economic maintenance, operation or repair of the Building or any part thereof; (g) constitutes a nuisance, annoyance or inconvenience to other lessees or occupants of the Building or interferes with or disrupts the use or occupancy of any area of the Building (other than the Premises) by other lessees or occupants; (h) interferes with the transmission or reception of microwave, television, radio or other communications signals by antennae located on the roof or elsewhere in the Building; (i) results in repeated demonstrations, bomb threats or other events which require evacuation of any part of the Building or otherwise disrupt the use, occupancy or quiet enjoyment thereof by other lessees and occupants, or (j) involves the use of any part of the Premises for: (1) a restaurant or bar;
     (2) the storage, manufacture or sale of food, beverages, liquor, tobacco in any form or drugs (except that Lessee may maintain vending machines for the use of its officers, employees and invitees and except that Lessee's officers and employees may bring food, beverages, tobacco and medicine onto the Premises for their personal and lawful consumption); (3) the storage, use, treatment, manufacture or sale of Hazardous Substances (as defined below); (4) the business of photocopying or offset printing (but Lessee may use part of the Premises for photocopying or offset printing for its own business); (5) medical or dental offices or laboratories; (6) a school or classroom; (7) the retail sale or auction of merchandise, goods or property of any kind; or (8) cooking (except that Lessee may maintain coffee or lunch rooms with coffee makers and microwave ovens for the exclusive use of Lessee's officers, employees and invitees), lodging or sleeping. No noise, vibration or odor shall be permitted to escape from the Premises.

62.  ADDITION TO END OF PARAGRAPH 2.10:

     Lessor agrees to exercise its rights under this Paragraph 2.10 in a manner designed to minimize to the extent reasonably possible interference with Lessee's business and consistent with the practices of owners of similar parks in the Anaheim area. No capital expenditures for changes to the Common Areas pursuant to Paragraphs 2.10(a), (c), (d) or (f) shall be included in Common Area Operating Expenses for purposes of this Lease.

63.  AUDIT RIGHT AND ADDITIONS TO PARAGRAPH 4.2:

     The following is added to the end of Paragraph 4.2:

        "(e) In the event of any dispute as to the amount of Operating Expenses as set forth in Lessor's statement of Operating Expenses delivered to Lessee, Lessee shall have the right, after reasonable notice and at reasonable times within one year after the final statement for such Operating Expenses is delivered to Lessee, to inspect and photocopy (at Lessee's expense) Lessor's accounting records with respect to Lessee's Share of Operating Expenses. If, after such inspection and photocopying, Lessee still disputes the amount of Operating Expenses as set forth in Lessor's statement, Lessee shall be entitled to retain an independent certified public accountant reasonably approved by Lessor to audit Lessor's records to determine the proper amount of such Operating Expenses and the proper amount payable by Lessee pursuant to this Lease. Lessee agrees to pay the cost of such audit, provided that Lessor shall pay such cost if the audit reveals that Lessor's determination of Operating Expenses as set forth in Lessor's statement overstated Operating Expenses by 5% or more. Lessor shall be required to maintain records of all Operating Expenses for one year after the final statement for such Operating Expenses. If such audit reveals an overstatement or understatement of Operating Expenses, the amount of the differential shall be promptly reimbursed to Lessee by Lessor or paid by Lessee to Lessor, as the case may be."

        (f) Lessor may not submit a statement to Lessee demanding increased rents representing increased Common Area Operating Expenses if more than twelve months have elapsed since the end of the calendar year in which the increased Common Area Operating Expenses were paid or incurred unless the increased Common Area Operating Expenses relate to adjustments in Real Property Taxes."

        (g) For the purposes of determining the amount to be included in Common Area Operating Expenses with respect to capital improvements, costs of the capital improvements shall be amortized over the useful life of such improvements on a straight line basis, including imputed interest at the prime rate charged by the largest state chartered bank in California plus 2% per annum."

            (h) "Lease Year" means each consecutive twelve (12) month period during the term of the Lease; provided that the first Lease Year shall commence on the Commencement Date and end on the last day of the eleventh month thereafter, the second and each succeeding Lease Year shall commence on the first day of the next calendar month and the last Lease Year shall end on the Expiration Date. The actual fees incurred by Lessor for management and administration of the Industrial Center shall be included in Common Area Expenses; provided that the maximum amount for property management that may be included in Common Area Operating Expenses in any Lease Year (the "Measurement Year") shall equal the Management Fee Cap (as defined below). As used in this Paragraph "Management Fee Cap" initially means $0.09 per square foot. On the first day of the second Lease Year and every succeeding Measurement Year during the term of the Lease the Management Fee Cap shall be increased by the lesser of (i) the percentage increase in the CPI (as defined below) for the first full calendar month of the Measurement Year as compared to the CPI for the first full calendar month of the prior Lease Year or (ii) 5%. The Management Fee Cap calculated for any Lease Year pursuant to the foregoing shall be prorated on an actual day basis for any Lease Year that is less than 12 full calendar months. As used herein the term "CPI" means the Consumer Price Index of the Bureau of Labor Statistics of the U.S. Department of Labor for Urban Wage Earners and Clerical Workers, Los Angeles-Anaheim-Riverside, California (1982-1984=100), "all items". In the event the compilation and/or publication of the CPI shall be transferred to any other governmental department of bureau or agency or shall be discontinued, then the index most nearly the same as the CPI as determined by Lessor shall be used to make such calculation."

64.   INTEREST ON SECURITY DEPOSIT UNDER PARAGRAPH 5:

      The Security Deposit held by Lessor shall bear interest during each calendar year for the benefit of Lessee at a rate equal to the rate paid from time to time on Bank of America one year certificates of deposit issued on the first business day of such calendar year. Lessee shall pay all Federal and State income taxes attributable to that interest. Provided no Default exists under the Lease, Lessor shall disburse to Lessee the accrued interest on the Security Deposit during each calendar year or credit Lessee's obligation to pay Base Rent in a like amount within 15 days after the expiration of such calendar year. The attorney's fees against which the Security Deposit may be applied as provided in Paragraph 5 of the printed portion of the Lease shall be limited to those attorney's fees determined by a court or admitted in writing by Lessee to be due and owing Lessor from Lessee.

65.   ADDITION TO SECTION 6.2:

      The following Section 6.2(d) is added to the Lease:

            "(d) Notwithstanding anything to the contrary in this Lease, Lessee shall not be liable to Lessor under this Lease for any cost associated with Hazardous Substances, if any, to the extent that the Hazardous Substances existed on the Premises prior to the date of this Lease and were not brought on to the Premises by Lessee, its agents, employees, contractors, subcontractors, licensees or invitees.

66.   NOTICE OF ENTRY:

      Notwithstanding anything to the contrary in Paragraphs 6.4 or 32, except in the case of emergency or during periods in which Lessee is in default under this Lease, Lessor shall give Lessee notice in advance of Lessor's intent to enter the Premises and such entry shall be made during Lessee's business hours.

67.   ADDITION TO END OF PARAGRAPH 7.1(b):

      The following is added at the end of Paragraph 7.1(b):

            "not to exceed the costs for those services generally charged in the area where the Premises are located for comparable services to comparable buildings."

68.   ADDITION TO END OF PARAGRAPH 7.2:

      The following is added at the end of Paragraph 7.2:

            "The cost of painting the exterior of the Building (after the initial exterior painting provided for in Paragraph 55) shall be a Common Area Operating Expenses and shall be treated as a capital expenditure for purposes of amortization under Paragraph 4.2(g)."

69.   LIMITATION ON PARAGRAPH 7.3:

      With respect only to the portion (the "Warehouse Area") of the Premises other than the office areas, Lessor's prior approval shall not be required with respect to any Alterations by Lessee provided that such Alterations (a) are not visible from the outside of the Premises, (b) do not involve puncturing, relocating or removing the roof or any existing walls, or changing or interfering with the fire sprinkler or fire detection systems, (c) do not involve the plumbing, electrical or HVAC systems in the Premises, and (d) do not involve the structural elements of the Building. Notwithstanding the last sentence of Paragraph 7.3(b), Lessor agrees not to require a lien and completion bond unless Lessor believes it is reasonably necessary to protect Lessor given the cost, nature and extent of the work and the parties responsible for the performance and payment therefor.

70.   ADDITION TO PARAGRAPH 7.4(b):

      The following is added at the end of Paragraph 7.4(b):

            "Prior to commencing any addition, alteration or improvement, Lessee may request that Lessor waive Lessee's obligation to remove such addition, alteration or improvement at the end of the term. Any such waiver must be in writing and shall only apply to the additions, alterations or improvements described therein. Notwithstanding anything to the contrary in Paragraph 7.4, (a) Lessee shall not be required to remove any of the improvements to the office area of the Premises made by Lessor at the commencement of the term, and (b) Lessee shall remove all Alterations and Table Fixtures from the Warehouse Area at the expiration or earlier termination of this Lease."

71.   ADDITION TO END OF PARAGRAPH 8.3(a):

      The following is added at the end of Paragraph 8.3(a):

            "The Lessor may, but shall not be obligated to, maintain earthquake insurance. In the event Lessor maintains earthquake insurance, the cost of that insurance shall be included as a Common Area Operating Expense; provided that the maximum amount of earthquake insurance premiums that may be included in the Common Area Operating Expenses in any Lease Year shall be $0.26 per square foot. The maximum amount calculated for any Lease year pursuant to the foregoing shall be prorated on an actual day basis for any Lease Year that is less than 12 full calendar months."

72.   ADDITION TO END OF PARAGRAPH 8.5:

      The following is added at the end of Paragraph 8.5:

            "Lessee shall be permitted to provide the insurance required under this Lease by obtaining a blanket policy or policies to be maintained by Lessee. The coverages afforded to Lessee and Lessee and Lessee's Lenders under this Lease shall in no way be limited, diminished or reduced under such blanket policy or policies."

73.   ADDITION TO PARAGRAPH 9.2:

      The following is added at the end of Paragraph 9.2:

            "Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3 rather than Paragraph 9.2 in the event there is any shortage of insurance proceeds."

74.   ADDITION TO PARAGRAPH 9.6.(a):

      The following is added after the first sentence of Paragraph 9.6(a):

            "The period of abatement shall continue after the completion of Lessor's repairs and restoration for the reasonable period for Lessee to repair or replace Lessee's trade fixtures, alterations and utility installations, but not to exceed 30 days from the completion of Lessor's repair and restoration; provided, however, the 30-day period after completion of Lessor's work may be extended up to an additional 30 days to the extent the abatement does not exceed the proceeds from insurance required to be carried under Paragraph 8.3(b) applicable to, and received by Lessor with respect to, that additional 30-day period."

75.   ADDITION TO PARAGRAPH 12.1(b):

      The following is added to Paragraph 12.1(b):

            "If Lessee is a public corporation whose stock is regularly traded on a national stock exchange, or is regularly traded in the over-the-counter market and quoted on NASDAQ, the provisions of this Paragraph 12.1(b) shall not apply to transfers of stock on those exchanges or markets."

76.   SUBSTITUTION FOR PARAGRAPH 13.3:

      The following is substituted for Paragraph 13.3:

            "Upon the occurrence of a Breach (as defined in Paragraph 13.1) of this Lease by Lessee, an amount shall be due and payable by Lessee to Lessor equal to (A) (a) the sum of (i) the Lessee Improvement Allowance, (ii) the value of free Base Rent (i.e., the Base Rent stated in Paragraph 53 to be abated) multiplied by (b) a fraction the numerator of which is the number of months remaining in the initial term of the Lease on the date of the termination of the Lease and the denominator of which is 120, plus (B) the unamortized portion of the Additional Lessee Improvement Allowance then remaining unpaid with such amortization being made in the same manner as the Monthly Improvement Payment has been calculated under Paragraph 55.4 of this Lease."

77.   NOTICE BEFORE LATE CHARGE UNDER PARAGRAPH 13.3:

            Notwithstanding the provisions of 13.4, the 6% late charge described in Paragraph 13.4 shall not be imposed with respect to the first late payment in any calendar year unless the applicable payment due from Lessee is not received by Lessor or Lessor's designee within 10 days following written notice from Lessor that such payment was not received when due. Following the first such written notice from Lessor in any calendar year (and regardless of whether such payment is then received within such 10-day), a late charge will be imposed without notice (as set forth in Paragraph 13.4) for any subsequent payment due to Lessor during such calendar year which is not received within 10 days of its due date.

78.   ADDITION TO PARAGRAPH 14:

      The following is added at the end of Paragraph:

            "If the amounts available to Lessor or restoration under the preceding sentence are inadequate to repair such damage to the Premises, Lessee may elect to contribute the amount of the shortfall. In the event Lessee does not elect to contribute the amount of the shortfall, Lessor may elect either to (a) fund the shortfall itself, in which event Lessor shall proceed with the repair and restoration, or (b) terminate this Lease."

79.   SUBSTITUTION FOR PARAGRAPH 15.2:

      The following is substituted for Paragraph 15.2:

                  "ADDITIONAL TERMS. Unless Lessor and Lessee's Broker have
            otherwise agreed in writing, Lessor agrees that if Lessee's Broker is a procuring cause of any Lease of other space in the Building other than the Premises and Lessee's Broker provides Lessor with the written agreement of Lessee and Lessee's Broker designating Lessee's Broker as the exclusive representative and agent of Lessee with respect to the lease of that expansion space, then Lessor shall pay Lessee's Broker a brokerage fee in connection with that expansion equal to 2 1/2% of the Base Rent payable during the first five years of the initial term of that expansion and 1 1/2% of the Base Rent payable with respect to the second five years of the initial term of that expansion. No commission or other fee shall be payable to Lessee's Broker with respect to any extension of the term of this Lease or the extension of any term of any Lease for other space in the Building. Notwithstanding the foregoing in the event that any other broker claims to be entitled to a broker's fee or commission with respect to that expansion by reason of any dealings with Lessee, then Lessee's Broker shall have no rights under this Paragraph 15.2 to any fees or commission with respect to that expansion."

80.   ADDITION TO PARAGRAPH 30.1:

      The following is added to the end of Paragraph 30.1:

            "Lessor hereby represents to Lessee that there are no Lenders holding any Security Device with respect to the Premises of the date of the execution of this Lease."

81.   SIGNS UNDER PARAGRAPH 34:

            Lessor hereby approves Lessee's proposed signage as shown on the Signage Exhibit attached to this Lease.

82.   HVAC UNIT REPLACEMENT:

            Lessor agrees that with respect to the 4 HVAC units described below (each an "Old Unit"), Lessor shall replace each Old Unit at Lessor's sole cost and expense promptly after such Old Unit ceases to operate. As used herein, "ceases to operate" means any one of the following elements of an Old Unit requires replacement: (a) heat exchanger, (b) evaporation coils, (c) condenser coils, or (d) compressor. The replacement of Old Units, when made shall be with comparable new HVAC units of at least the same tonnage. The Old Units are as follows:

     Manufacture    Model #        Serial #    Tonnage    Location
     AC-1 Carrier   50DD024-600    RO 96371    20         N.W. corner
     AC-2 Carrier   50DD028-600    SO 98824    25         S.W. corner
     AC-3 Carrier   50DP012-600    OO 96215    10         S.E. corner
     AC-4 Carrier   50DD024-600    RO 96370    20         N.E. corner

83. ACCESS BY BANK OF AMERICA. Lessee hereby agrees that Bank of America, National Trust and Savings Association ("BofA") and any entity which controls, is under common control with or its controlled by BofA (collectively, the "BofA Parties") shall have use of and access to the following portions of the Premises):

     (a)  restrooms;
     (b)  loading doors 8 and 9;
     (c)  forklift room for recharging of BofA Parties' forklifts at night;
     (d)  forklift recharging equipment;
     (e) portions of the Premises necessary for access to the areas described in (a)-(d) above, including ingress and egress of trucks, forklifts and personnel to and from the Adjacent Space.

     BofA's rights of access under this Paragraph shall terminate at 11:59 p.m. on December 31, 1997, and shall be exercised by BofA so as to not unreasonably interfere with the construction of the Total Lessee Improvements. During the period of BofA's access under this Paragraph, Lessee shall not be liable for injury to any person or for damage to any property of BofA employees, agents, contractors, licensees, or invitees, from any cause whatsoever, occurring upon or about the Premises, and BofA shall indemnify and save Lessee harmless from any and all liability and claims arising out of or connected with any such injury or damage.

84. COMMISSIONS. The commissions payable to the Brokers with respect to this Lease are as follows: $158,159.63 payable to Lessor's Broker and $239,886.53 payable to Lessee's Broker.

                       [MAP OF PACIFIC SUNWEAR PREMISES]




                                  EXHIBIT "A"

                                                                     EXHIBIT "B"

                                 APPROVED PLANS

     The following plans prepared by H. Hendy Associates dated September 16, 1997 for Job No. 785:

                                 ARCHITECTURAL

          T         Title sheet

          T-2       Key Plan

          A-1.1     First Floor Partition Plan

          A-1.2     Second Floor Partition Plan

          A-2.1     First Floor Reflected Ceiling Plan

          A-2.2     Second Floor Reflected Ceiling Plan

          A-3.1     First Floor Telephone & Electrical Plan

          A-3.2     Second Floor Telephone & Electrical Plan

          A-4.1     First Floor Finish Plan

          A-4.2     Second Floor Finish Plan

          A-5       Door Schedule & Details

          A-6       Restroom Plans & Details

          A-7       Millwork

          A-8       Millwork

          A-9       Stair Plans and Finish Elevations


                                   ELECTRICAL

          E-1       Symbols, Schedules & Title 24 Calculations

          E-2       First Floor Electrical Lighting Plan

          E-3       First Floor Electrical Power Plan

          E-4       Second Floor Electrical Lighting Plan

          E-5       Second Floor Electrical Lighting Plan

          E-6       Single Line Diagram & Specifications

          E-7       Panel Schedules

                                   MECHANICAL

                M0-1    Schedules, Notes and Title 24 Calculations

                M1-1    First Floor Reflected Ceiling Plan

                M1-2    Second Floor Reflected Ceiling Plan

                M2-1    HVAC Details and Controls


                                    PLUMBING

                P0-1    Schedules, Notes, and Title 24 Calculations

                P1-1    First Floor Demolition Plan

                P1-2    Second Floor Demolition Plan

                P2-1    First Floor Plumbing Plan

                P2-2    Second Floor Plumbing Plan

                            [SIGNAGE EXHIBIT GRAPH]

                             RULES AND REGULATIONS


1. All shipping pallets shall be stored within the Premises and not outside of the Building.

2. Tenants shall deposit all trash and rubbish in their own container in such a manner that styrofoam packing and other materials are not scattered throughout the complex by wind.

3. Tenant shall cooperate with the other tenants within the complex as to truck parking and/or "spotting" to insure all tenants have easy access to their respective loading areas.

       STANDARD INDUSTRIAL/COMMERCIAL MULTI-TENANT LEASE -- MODIFIED NET
                  AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

                                     [LOGO]


1.   BASIC PROVISIONS ("BASIC PROVISIONS").

     1.1 PARTIES: This Lease ("LEASE"), dated for reference purposes only, January 12, 1998 is made by and between The Realty Associates Fund IV, L.P., a Delaware limited partnership ("LESSOR") and Pacific Sunwear of California, Inc., a California corporation ("LESSEE"), (collectively the "PARTIES," or individually a "PARTY").

     1.2(a)    PREMISES: That certain portion of the Building, including all improvements therein or to be provided by Lessor under the terms of this Lease, commonly known by the street address of 5200 East La Palma Avenue, located in the City of Anaheim, County of Orange, State of California, with zip code 92807, as outlined on Exhibit A attached hereto ("PREMISES"). The "BUILDING" is that certain building containing the Premises and generally described as (describe briefly the nature of the Building): the Premises constitute approximately 90,664 square feet and are a portion of an industrial building having approximately 266,963 square feet as shown on Exhibit A. In addition to Lessee's rights to use and occupy the Premises as hereinafter specified, Lessee shall have non-exclusive rights to the Common Areas (as defined in Paragraph 2.7 below) as hereinafter specified, but shall not have any rights to the roof, exterior walls or utility raceways of the Building or to any other buildings in the Industrial Center. The Premises, the Building, the Common Areas, the land upon which they are located, along with all other buildings and improvements thereon, are herein collectively referred to as the "INDUSTRIAL CENTER." (Also see Paragraph 2.)

     1.2(b)    PARKING: 112 unreserved vehicle parking spaces ("UNRESERVED
PARKING SPACES"); and 17 reserved vehicle parking spaces ("RESERVED PARKING SPACES"). (Also see Paragraph 2.6.)

     1.3       TERM: See Paragraph 50.

     1.5 BASE RENT: $ See Par. 53 per month ("BASE RENT"), payable on the first (1st) day of each month commencing on the Commencement Date (Also see Paragraph 4.)

     1.6(a)    BASE RENT PAID UPON EXECUTION: $32,639.04 as Base Rent for the
first (1st) month of the Original Term.

     1.6(b)    LESSEE'S SHARE OF COMMON AREA OPERATING EXPENSES: 33.9613 percent
("LESSEE'S SHARE") as determined by [X] prorata square footage of the Premises as compared to the total square footage of the Building.

     1.7 SECURITY DEPOSIT: $32,639.04 ("SECURITY DEPOSIT"). (Also see Paragraph 5.)

     1.8 PERMITTED USE: Administrative offices, manufacturing and distribution of apparel, footwear and accessories and all activities related thereto ("PERMITTED USE") (Also see Paragraph 6.)

     1.9       INSURING PARTY. Lessor is the "INSURING PARTY." (Also see
Paragraph 8.)

     1.10(a)   REAL ESTATE BROKERS. The following real estate broker(s)
(collectively, the "BROKERS") and brokerage relationships exist in this transaction and are consented to by the Parties (check applicable boxes):

[x]  None represents Lessor exclusively ("LESSOR'S BROKER");
[X]  CB Commercial represents Lessee exclusively ("LESSEE'S BROKER"); or
[ ] __________________________ represents both Lessor and Lessee ("DUAL AGENCY"). (Also see Paragraph 15.)

     1.10(b)   PAYMENT TO BROKERS. Upon the execution of this Lease by both
Parties, Lessor shall pay to said Broker(s) jointly, or in such separate shares as they may mutually designate in writing, a fee as set forth in a separate written agreement between Lessor and said Broker(s).

     1.11 GUARANTOR. The obligations of the Lessee under this Lease are to be guaranteed by N/A ("GUARANTOR"). (Also see Paragraph 37.)

     1.12 ADDENDA AND EXHIBITS. Attached hereto is an Addendum or Addenda consisting of Paragraphs 49 through 75, and Exhibits A through B, all of which constitute a part of this Lease.

2.   PREMISES, PARKING AND COMMON AREAS.

     2.1 LETTING. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of square footage set forth in this Lease, or that may have been used in calculating rental and/or Common Area Operating Expenses, is an approximation which Lessor and Lessee agree is reasonable and the rental and Lessee's Share (as defined in Paragraph 1.6(b)) based thereon is not subject to revision whether or not the actual square footage is more or less.

     2.2 CONDITION. Lessor shall deliver the Premises to Lessee clean and free of debris on the Commencement Date and warrants to Lessee that the existing plumbing, electrical systems, fire sprinkler system, lighting, air conditioning and heating systems and loading doors, if any, in the Premises, other than those constructed by Lessee, shall be in good operating condition on the Commencement Date. If a non-compliance with said warranty exists as of the Commencement Date, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within ninety (90) days after the Commencement Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense.

     2.3 COMPLIANCE WITH COVENANTS, RESTRICTIONS AND BUILDING CODE. Lessor warrants that any improvements (other than those constructed by Lessee or at Lessee's direction) on or in the Premises which have been constructed or installed by Lessor or with Lessor's consent or at Lessor's direction shall comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances in effect on the Commencement Date. Lessor further warrants to Lessee that Lessor has no knowledge of any claim having been made by any governmental agency that a violation or violations of applicable building codes, regulations, or ordinances exist with regard to the Premises as of the Commencement Date. Said warranties shall not apply to any Alterations or Utility Installations (defined in Paragraph 7.3(a)), made or to be made by Lessee. If the Premises do not comply with said warranties, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee given within nine (9) months following the Commencement Date and setting forth with specificity the nature and extent of such non-compliance, take such action, at Lessor's expense, as may be reasonable or appropriate to rectify the non-compliance. Lessor makes no warranty that the Permitted Use in Paragraph 1.8 is permitted for the Premises under Applicable Laws (as defined in Paragraph 2.4).

     2.4 ACCEPTANCE OF PREMISES. Lessee hereby acknowledges: (a) that it has been advised by the Broker(s) to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical and fire sprinkler systems, security, environmental aspects, seismic and earthquake requirements, and compliance with the Americans with Disabilities Act and applicable zoning, municipal, county, state and federal laws, ordinances and regulations and any covenants or restrictions of record (collectively, "APPLICABLE LAWS") and the present and future suitability of the Premises for Lessee's intended use; (b) that Lessee has made such investigation as it deems necessary with reference to such matters, is satisfied with reference thereto, and assumes all responsibility therefore as the same relate to Lessee's occupancy of the Premises and/or the terms of this Lease; and (c) that neither Lessor, nor any of Lessor's agents, has made any oral or written representations or warranties with respect to said matters other than as set forth in this Lease.

     2.5 LESSEE AS PRIOR OWNER/OCCUPANT. The warranties made by Lessor in this Paragraph 2 shall be of no force or effect if immediately prior to the date set forth in Paragraph 1.1 Lessee was the owner or occupant of the Premises. In such event, Lessee shall, at Lessee's sole cost and expense, correct any non-compliance of the Premises with said warranties.

(C) American Industrial Real Estate Association 1993

                          MULTI-TENANT -- MODIFIED NET
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     2.6     VEHICLE PARKING. Lessee shall be entitled to use the number of
Unreserved Parking Spaces and Reserved Parking Spaces specified in Paragraph 1.2(b) on those portions of the Common Areas designated from time to time by Lessor for parking. Lessee shall not use more parking spaces than said number. Said parking spaces shall be used for parking by vehicles no larger than full-size passenger automobiles or pick-up trucks, herein called "PERMITTED SIZE VEHICLES." Vehicles other than Permitted Size Vehicles shall be parked and loaded or unloaded as directed by Lessor in the Rules and Regulations (as defined in Paragraph 40) issued by Lessor. (Also see Paragraph 2.9.)

                (a) Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, contractors or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities.

                (b) If Lessee permits or allows any of the prohibited activities described in this Paragraph 2.6, then Lessor shall have the right after notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

                (c) Lessor shall at the Commencement Date of this Lease, provide the parking facilities required by Applicable Law.

        2.7 COMMON AREAS - DEFINITION. The term "COMMON AREAS" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Industrial Center and interior utility raceways within the Premises that are provided and designated by the Lessor from time to time for the general-non-exclusive use of Lessor, Lessee and other lessees of the Industrial Center and their respective employees, suppliers, shippers, customers, contractors and invitees, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways and landscaped areas.

        2.8 COMMON AREAS - LESSEE'S RIGHTS. Lessor hereby grants to Lessee, for the benefit of Lessee and its employees, suppliers, shippers, contractors, customers and invitees, during the term of this Lease, the non-exclusive right to use, in common with others entitled to such use, the Common Areas as they exist from time to time, subject to any rights, powers, and privileges reserved by Lessor under the terms hereof or under the terms of any rules and regulations or restrictions governing the use of the Industrial Center. Under no circumstances shall the right herein granted to use the Common Areas be deemed to include the right to store any property, temporarily or permanently, in the Common Areas, except as provided in Paragraph 57. Any such storage shall be permitted only by the prior written consent of Lessor or Lessor's designated agent, which consent may be revoked at any time. In the event that any unauthorized storage shall occur then Lessor shall have the right after notice, in addition to such other rights and remedies that it may have, to remove the property and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

        2.9 COMMON AREAS - RULES AND REGULATIONS. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to establish, modify, amend and enforce reasonable and nondiscriminatory Rules and Regulations with respect thereto in accordance with Paragraph 40. Lessee agrees to abide by and conform to all such Rules and Regulations, and to cause its employees, suppliers, shippers, customers, contractors and invitees to so abide and conform. Lessor shall not be responsible to Lessee for the non-compliance with said rules and regulations by other lessees of the Industrial Center.

        2.10 COMMON AREAS - CHANGES. Lessor shall have the right, in Lessor's sole discretion, from time to time:

                (a) To make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas, walkways and utility raceways;

                (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

                (c) To designate other land outside the boundaries of the Industrial Center to be a part of the Common Areas;

                (d) To add additional buildings and improvements to the Common Areas;

                (e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Industrial Center, or any portion thereof; and

                (f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Industrial Center as Lessor may, in the exercise of sound business judgment, deem to be appropriate.*

3.      TERM.

        3.1 TERM. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

        3.2 EARLY POSSESSION. If an Early Possession Date is specified in Paragraph 1.4 and if Lessee totally or partially occupies the Premises after the Early Possession Date but prior to the Commencement Date, the obligation to pay Base rent shall be abated for the period of such early occupancy. All other terms of this Lease, however (including but not limited to the obligations to pay Lessee's Share of Common Area Operating Expenses and to carry the insurance required by Paragraph 8) shall be in effect during such period. Any such early possession shall not affect nor advance the Expiration Date of the Original Term.

        3.3 DELAY IN POSSESSION. If for any reason Lessor cannot deliver possession of the Premises to Lessee by the Early Possession Date, if one is specified in Paragraph 1.4, or if no Early Possession Date is specified, by the Commencement Date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease, or the obligations of Lessee hereunder, or extend the term hereof, but in such case, Lessee shall not, except as otherwise provided herein, be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease until Lessor delivers possession of the Premises to Lessee.*

4.      RENT.

        4.1 BASE RENT. Lessee shall pay Base Rent and other rent or charges, as the same may be adjusted from time to time, to Lessor in lawful money of the United States, without offset or deduction, on or before the day on which it is due under the terms of this Lease. Base Rent and all other rent and charges for any period during the term hereof which is for less than one full month shall be prorated based upon the actual number of days of the month involved. Payment of Base Rent and other charges shall be made to Lessor at its address stated herein or to such other persons or at such other addresses as Lessor may from time to time designate in writing to Lessee.

        4.2 COMMON AREA OPERATING EXPENSES. Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Lessee's Share (as specified in Paragraph 1.6(b)) of all Common Area Operating Expenses, as hereinafter defined, during each calendar year of the term of this Lease, in accordance with the following provisions:

                (a) "COMMON AREA OPERATING EXPENSES" are defined, for purposes of this Lease, as all costs incurred by Lessor relating to the ownership and operation of the Industrial Center, including, but not limited to, the following:

                        (i) The operation, repair and maintenance, in neat, clean, good order and condition, of the following:

                                (aa)    The Common Areas, including parking
areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, Common Area lighting facilities, fences and gates, elevators and roof.

                                (bb)    Exterior signs and any tenant
directories.

                                (cc)    Fire detection and sprinkler systems.

                        (ii) The cost of water, gas, electricity and telephone to service the Common Areas.

                        (iii) Trash disposal, property management and security services and the costs of any environmental inspections.

                        (iv) Reserves set aside for maintenance and repair of Common Areas.

                        (v) Real Property Taxes (as defined in Paragraph 10.2) to be paid by Lessor for the Building and the Common Areas under Paragraph 10 hereof.

                        (vi) The cost of the premiums for the insurance policies maintained by Lessor under Paragraph 8 hereof.

                        (vii) Any deductible portion of an insured loss concerning the Building or the Common Areas.

                        (viii) Any other services to be provided by Lessor that are stated elsewhere in this Lease to be a Common Area Operating Expense.

                (b) Any Common Area Operating Expenses and Real Property Taxes that are specifically attributable to the Building or to any other building in the Industrial Center or to the operation, repair and maintenance thereof, shall be allocated entirely to the Building or to such other building. However, any Common Area Operating Expenses and Real Property Taxes that are not specifically attributable to the Building or to any other building or to the operation, repair and maintenance thereof, shall be equitably allocated by Lessor to all buildings in the Industrial Center.

                (c) The inclusion of the Improvements, facilities and services set forth in Subparagraph 4.2(a) shall not be deemed to impose an obligation upon Lessor to either have said improvements or facilities or to provide those services unless the Industrial Center already has the same. Lessor already provides the services, or Lessor has agreed elsewhere in this Lease to provide the same or some of them.

                (d) Lessee's Share of Common Area Operating Expenses shall be payable by Lessee within ten (10) days after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor. At Lessor's option, however, an amount may be estimated by Lessor from time to time of Lessee's Share of annual Common Area Operating Expenses and the same shall be payable monthly or quarterly, as Lessor shall designate, during each 12-month period of the Lease term, on the same day as the Base Rent is due hereunder. Lessor shall deliver to Lessee within sixty (60) days after the expiration of each calendar year a reasonably detailed statement showing Lessee's Share of the actual Common Area Operating Expenses incurred during the preceding year. If Lessee's payments under this Paragraph 4.2(d) during said preceding year exceed Lessee's Share as indicated on said statement, Lessee shall be credited the amount of such over-


*See Addendum

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(C) American Industrial Real Estate Association 1993
payment against Lessee's Share of Common Area Operating Expenses next becoming due: If Lessee's payments under this Paragraph 4.2(d) during said preceding year were less than Lessee's Share as indicated on said statement, Lessee shall pay to Lessor the amount of the deficiency within ten (10) days after delivery by Lessor to Lessee of said statement.

5. Security Deposit. Lessee shall deposit with Lessor upon Lessee's execution hereof the Security Deposit set forth in Paragraph 1.7 as security for Lessee's faithful performance of Lessee's obligations under this Lease. If Lessee fails to pay Base Rent or other rent or charges due hereunder, or otherwise Defaults under this Lease (as defined in Paragraph 13.1), Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, cost, expense, loss or damage (including attorneys' fees) which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within ten (10) days after written request therefore deposit monies with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. Lessor shall not be required to keep all or any part of the Security Deposit separate from its general accounts. Lessor shall, at the expiration or earlier termination of the term hereof and after Lessee has vacated the Premises, return to Leases (or, at Lessor's option, to the last assignee, if any, of Lessee's Interest herein), that portion of the Security Deposit not used or applied by Lessor. Unless otherwise expressly agreed in writing by Lessor, no part of the Security Deposit shall be considered to be held in trust, or to be prepayment for any monies to be paid by Lessee under this Lease.*

6.    USE.

      6.1   PERMITTED USE.

            (a) Lessee shall use and occupy the Premises only for the Permitted Use set forth in Paragraph 1.8, or any other legal use which is reasonably comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that is unlawful, creates waste or a nuisance, or that disturbs owners and/or occupants of, or causes damage to the Premises or neighboring premises or properties.

            (b) Lessor hereby agrees to not unreasonably withhold or delay its consent to any written request by Lessee, Lessee's assignees or subtenants, and by prospective assignees and subtenants of Lessee, its assignees and subtenants, for a modification of said Permitted Use, so long as the same will not impair the structural integrity of the improvements on the Premises or in the Building or the mechanical or electrical systems therein, does not conflict with uses by other lessees, is not significantly more burdensome to the Premises or the Building and the improvements thereon, and is otherwise permissible pursuant to this Paragraph 6. If Lessor elects to withhold such consent, Lessor shall within five (5) business days after such request give a written notification of same, which notice shall include an explanation of Lessor's reasonable objections to the change in use.

      6.2   HAZARDOUS SUBSTANCES.

            (a) REPORTABLE USES REQUIRE CONSENT. The term "HAZARDOUS SUBSTANCE" as used in this Lease shall mean any product, substance, chemical material or waste whose presence, nature; quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment or the Premises; (ii) regulated or monitored by any governmental authority; or (iii) a basis for potential liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products or by-products thereof. Lessee shall not engage in any activity in or about the Premises which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Lessor and compliance in a timely manner (at Lessee's sole cost and expense) with all Applicable Requirements (as defined in Paragraph 6.3). "REPORTABLE USE" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation; or disposal or a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, governmental authority, and (iii) the presence in, on or about the Premises of a Hazardous Substance with respect to which any Applicable Laws require that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may, without Lessor's prior consent, but upon notice to Lessor and in compliance with all Applicable Requirements, use any ordinary and customary materials reasonably required to be used by Lessee in the normal course of the Permitted Use, so long as such use is not a Reportable Use and does not expose the Premises or neighboring properties to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may (but without any obligation to do so) condition its consent to any Reportable Use of any Hazardous Substance by Lessee upon Lessee's giving Lessor such additional assurances as Lessor, in its reasonable discretion, deems necessary to protect itself, the public, the Premises and the environment against damage, contamination or injury and/or liability therefor, including but not limited to the installation (and, at Lessor's option, removal on or before Lease expiration or earlier termination of reasonably necessary protective modifications to the Premises (such as concrete encasements) and/or the deposit of an additional Security Deposit Under Paragraph 5 hereof.*

            (b) DUTY TO INFORM LESSOR. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises or the Building, other than as previously consented to by Lessor, Lessee shall immediately give Lessor written notice thereof, together with a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action, or proceeding given to or received from, any governmental authority or private party concerning the presence, spill, release, discharge of, or exposure to, such Hazardous Substance including but not limited to all such documents as may be involved in any Reportable Use involving the Premises. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under or about the Premises (including, without limitation, through the plumbing or sanitary sewer system).

            (c) INDEMNIFICATION. Lessee shall indemnify, protect, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, and the Premises, harmless from and against any and all damages, liabilities, judgments, costs, claims, liens, expenses, penalties, loss of permits and attorneys' and consultants' fees arising out of or involving any Hazardous Substance brought onto the Premises by or for Lessee or by anyone under Lessee's control. Lessee's obligations under this Paragraph 8.2(c) shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee; and the cost of investigation (including consultants' and attorneys' fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved; and shall survive the expiration of earlier termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed by Lessor in writing at the time of such agreement.*

      6.3 LESSEE'S COMPLIANCE WITH REQUIREMENTS. Lessee shall, at Lessee's sole cost and expense, fully diligently and in a timely manner, comply with all "APPLICABLE REQUIREMENTS," which term is used in this Lease to mean all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record, permits, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Lessor's engineers and/or consultants, relating in any manner to the Premises (including but not limited to matters pertaining to (i) industrial hygiene, (ii) environmental conditions on, in, under or about the Premises, including soil and groundwater conditions, and (iii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill, or release of any Hazardous Substance), now in effect or which may hereafter come into effect. Lessee shall, within five (5) days after receipt of Lessor's written request, provide Lessor with copies of all documents and information, including but not limited to permits, registrations, manifests, applications, reports and certificates, evidencing Lessee's compliance with any Applicable Requirements specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by Lessee or the Premises to comply with any Applicable Requirements.

      6.4 INSPECTION; COMPLIANCE WITH LAW. Lessor, Lessor's agents, employees, contractors and designated representatives, and the holders of any mortgages, deeds of trust or ground leases on the Premises ("LENDERS") shall have the right to enter the Premises at any time in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease and all Applicable Requirements (as defined in Paragraph 6.3), and Lessor shall be entitled to employ experts and/or consultants in connection therewith to advise Lessor with respect to Lessee's activities, including but not limited to Lessee's installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance on or from the Premises. The costs and expenses of any such inspections shall be paid by the party requesting same, unless a Default or Breach of this Lease by Lessee or a violation of Applicable Requirements or a contamination, caused or materially contributed to by Lessee, is found to exist or to be imminent, or unless the inspection is requested or ordered by a governmental authority as the result of any such existing or imminent violation or contamination. In such case, Lessee shall upon request reimburse Lessor or Lessor's Lender, as the case may be, for the costs and expenses of such inspections.*

7.    MAINTENANCE, REPAIRS, UTILITY INSTALLATIONS, TRADE FIXTURES AND
      ALTERATIONS.

      7.1   LESSEE'S OBLIGATIONS.

            (a) Subject to the provisions of Paragraphs 2.2 (Condition), 2.3 (Compliance with Covenants, Restrictions and Building Code), 7.2 (Lessor's Obligations), 9 (Damage or Destruction), and 14 (Condemnation), Lessee shall, at Lessee's sole cost and expense and at all times, keep the Premises and every part thereof in good order, condition and repair (whether or not such portion of the Premises requiring repair, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, without limiting the generality of the foregoing, all equipment or facilities specifically serving the Premises, such as plumbing, heating, air conditioning, ventilating, electrical, lighting facilities, boilers, fired or unfired pressure vessels, fire hose connections if within the Premises, fixtures, interior walls, interior surfaces of exterior walls, ceilings, floors, windows, doors, plate glass, and skylights, but excluding any items which are the responsibility of Lessor pursuant to Paragraph
7.2 below. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all Improvements thereon or a part thereof in good order, condition and state of repair.

            (b) Lessee shall, at Lessee's sole cost and expense, procure and maintain a contract, with copies to Lessor, in customary form and substance for and with a contractor specializing and experienced in the inspection, maintenance and service of the heating, air conditioning and ventilation system for the Premises. However, Lessor reserves the right, upon notice to Lessee, to procure and maintain the contract for the heating, air conditioning and ventilating systems, and if Lessor so elects, Lessee shall reimburse Lessor, upon demand, for the cost thereof.


            (c) If Lessee fails to perform Lessee's obligations under this Paragraph 7.1, Lessor may enter upon the Premises after ten (10) days' prior written notice to Lessee (except in the case of an emergency, in which case no notice shall be required), perform such obligations on Lessee's behalf, and put the Premises in good order, condition and repair, in accordance with Paragraph
13.2 below.

      7.2 LESSOR'S OBLIGATIONS. Subject to the provisions of Paragraphs 2.2 (Condition), 2.3 (Compliance with Covenants, Restrictions and Building Code),
4.2 (Common Area Operating Expenses), 6 (Use), 7.1 (Lessee's Obligations), 9 (Damage or Destruction) and 14 (Condemnation), Lessor, subject to reimbursement pursuant to Paragraph 4.2, shall keep in good order, condition and repair the foundations, exterior walls, structural condition of interior bearing walls, exterior roof, fire, sprinkler, and/or standpipe and hose (if located in the Common Areas) or other automatic fire extinguishing system including fire alarm and/or smoke

*See Addendum

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                                      -3-
detection systems and equipment, fire hydrants; parking lots, walkways, parkways, driveways, landscaping, fences, signs and utility systems serving the common Areas and all parts thereof, as well as providing the services for which there is a Common Area Operating Expense pursuant to Paragraph 4.2. Lessor shall not be obligated to paint the interior surfaces of exterior walls nor shall Lessor be obligated to maintain, repair or replace windows, doors or plate glass of the Premises. Lessee expressly waives the benefit of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Building, Industrial Center or Common Areas in good order, condition and repair.*

     7.3  UTILITY INSTALLATIONS, TRADE FIXTURES, ALTERATIONS.

          (a) DEFINITIONS; CONSENT REQUIRED. The term "UTILITY INSTALLATIONS" is used in this Lease to refer to all air lines, power panels, electrical distribution, security, fire protection systems, communications systems, lighting fixtures, heating, ventilating and air conditioning equipment, plumbing, and fencing in, on or about the Premises. The term "TRADE FIXTURES" shall mean Lessee's machinery and equipment which can be removed without doing material damage to the Premises. The term "ALTERATIONS" shall mean any modification of the improvements on the Premises which are provided by Lessor under the terms of this Lease, other than Utility Installations or Trade Fixtures. "LESSEE-OWNED ALTERATIONS AND/OR UTILITY INSTALLATIONS" are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4(a). Lessee shall not make nor cause to be made any Alterations or Utility Installations in, on, under or about the Premises without Lessor's prior written consent. Lessee may, however, make non-structural Utility Installations to the interior of the Premises (excluding the roof) without Lessor's consent but upon notice to Lessor, so long as they are not visible from the outside of the Premises, do not involve puncturing, relocating or removing the roof or any existing walls, or changing or interfering with the fire sprinkler or fire detection systems and the cost thereof does not exceed $20,000.

          (b) CONSENT. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with detailed plans. All consents given by Lessor, whether by virtue of Paragraph 7.3(a) or by subsequent specific consent, shall be deemed conditioned upon: (i) Lessee's acquiring all applicable permits required by governmental authorities; (ii) the furnishing of copies of such permits together with a copy of the plans and specifications for the Alteration or Utility Installation to Lessor prior to commencement of the work thereon; and
(iii) the compliance by Lessee with all conditions of said permits in a prompt and expeditious manner. Any Alterations or Utility Installations by Lessee during the term of this Lease shall be done in a good and workmanlike manner, with good and sufficient materials, and be in compliance with all Applicable Requirements. Lessee shall promptly upon completion thereof furnish Lessor with as-built plans and specifications therefor. Lessor may, (but without obligation to do so) condition its consent to any requested Alteration or Utility Installation that costs $20,000 or more upon Lessee's providing Lessor with a lien and completion bond in an amount equal to one and one-half times the estimated cost of such Alteration or Utility Installation.

          (c) LIEN PROTECTION. Lessee shall pay when due all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in, on, or about the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense, defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises. If Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to one and one-half times the amount of such contested lien claim or demand, indemnifying Lessor against liability for the same, as required by law for the holding of the Premises free from the effect of such lien claim. In addition, Lessor may require Lessee to pay Lessor's attorneys' fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

     7.4  OWNERSHIP, REMOVAL, SURRENDER, AND RESTORATION.

          (a) OWNERSHIP. Subject to Lessor's right to require their removal and to cause Lessee to become the owner thereof as hereinafter provided in this Paragraph 7.4, all Alterations and Utility Installations made to the Premises by Lessee shall be the property of and owned by Lessee, but considered a part of the Premises. Lessor may, at any time and at its option, elect in writing to Lessee to be the owner of all or any specified part of the Lessee-Owned Alterations and Utility Installations. Unless otherwise instructed per Subparagraph 7.4(b) hereof, all Lessee-Owned Alterations and Utility Installations shall, at the expiration or earlier termination of this Lease, become the property of Lessor and remain upon the Premises and be surrendered with the Premises by Lessee.

          (b) REMOVAL. Unless otherwise agreed in writing, Lessor may require that any or all Lessee-Owned Alterations or Utility Installations be removed by the expiration or earlier termination of this Lease, notwithstanding that their installation may have been consented to by Lessor. Lessor may require the removal at any time of all or any part of any Alterations or Utility Installations made without the required consent of Lessor.*

          (c) SURRENDER/RESTORATION. Lessee shall surrender the Premises by the end of the last day of the Lease term or any earlier termination date, clean and free of debris and in good operating order, condition and state of repair, ordinary wear and tear excepted. Ordinary wear and tear shall not include any damage or deterioration that would have been prevented by good maintenance practice or by Lessee performing all of its obligations under this Lease, Except as otherwise agreed or specified herein, the Premises, as surrendered, shall include the Alterations and Utility Installations. The obligation of Lessee shall include the repair of any damage occasioned by the installation, maintenance or removal of Lessee's Trade Fixtures, furnishings, equipment, and Lessee-Owned Alterations and Utility Installations, as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or ground water contaminated by Lessee, all as may then be required by Applicable Requirements and/or good practice, Lessee's trade Fixtures shall remain the property of Lessee and shall be removed by Lessee subject to its obligation to repair and restore the Premises per this Lease.

8.   INSURANCE; INDEMNITY.

     8.1 PAYMENT OF PREMIUMS. The cost of the premiums for the insurance policies maintained by Lessor under this Paragraph 8 shall be a Common Area Operating Expense pursuant to Paragraph 4.2 hereof. Premiums for policy periods commencing prior to, or extending beyond, the term of this Lease shall be prorated to coincide with the corresponding Commencement Date or Expiration Date.

     8.2  LIABILITY INSURANCE.

          (a) CARRIED BY LESSEE. Lessee shall obtain and keep in force during the term of this Lease a Commercial General Liability policy of insurance protecting Lessee, Lessor and any Lender(s) whose names have been provided to Lessee in writing (as additional insureds) against claims for bodily injury, personal injury and property damage based upon, involving or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $1,000,000 per occurrence with an "Additional Insured-Managers or Lessors of Premises" endorsement and contain the "Amendment of the Pollution Exclusion" endorsement for damage caused by heat, smoke or fumes from a hostile fire. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "INSURED CONTRACT" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance required by this Lease or as carried by Lessee shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance to be carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

          (b) CARRIED BY LESSOR. Lessor shall also maintain liability insurance described in Paragraph 8.2(a) above, in addition to and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

     8.3  PROPERTY INSURANCE-BUILDING, IMPROVEMENTS AND RENTAL VALUE.

          (a) BUILDING AND IMPROVEMENTS. Lessor shall obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and to any Lender(s), insuring against loss or damage to the Premises. Such insurance shall be for full replacement cost, as the same shall exist from time to time, or the amount required by any Lender(s), but in no event more than the commercially reasonable and available insurable value thereof if, by reason of the unique nature or age of the improvements involved, such latter amount is less than full replacement cost. Lessee-Owned Alterations and Utility Installations, Trade Fixtures and Lessee's personal property shall be insured by Lessee pursuant to Paragraph 8.4. If the coverage is available and commercially appropriate, Lessor's policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood unless required by a Lender), including coverage for any additional costs resulting from debris removal and reasonable amounts of coverage for the enforcement of any ordinance or law regulating the reconstruction or replacement of any undamaged sections of the Building required to be demolished or removed by reason of the enforcement of any building, zoning, safety or land use laws as the result of a covered loss, but not including plate glass insurance. Said policy or policies shall also contain an agreed valuation provision in lieu of any co-insurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located.*

          (b) RENTAL VALUE. Lessor shall also obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and any Lender(s); insuring the loss of the full rental and other charges payable by all lessees of the Building to Lessor for one year (including all Real Property Taxes, Insurance costs, all Common Area Operating Expenses and any scheduled rental increases). Said Insurance may provide that in the event the Lease is terminated by reason of an insured loss, the period of Indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full year's loss of rental revenues from the date of any such loss. Said Insurance shall contain an agreed valuation provision in lieu of any co-insurance clause, and the amount of coverage shall be adjusted annually to reflect the projected rental income, Real Property Taxes, insurance premium costs and other expenses, if any, otherwise payable, for the next 12-month period. Common Area Operating Expenses shall include any deductible amount in the event of such loss.

          (c) ADJACENT PREMISES. Lessee shall pay for any increase in the premiums for the property insurance of the Building and for the Common Areas or other buildings in the Industrial Center if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

          (d) LESSEE'S IMPROVEMENTS. Since Lessor is the insuring Party, Lessor shall not be required to insure Lessee-Owned Alterations and Utility Installations unless the item in question has become property of Lessor under the terms of this Lease.

     8.4 LESSEE'S PROPERTY INSURANCE. Subject to the requirements of Paragraph 8.5, Lessee at its cost shall either by separate policy or, at Lessor's option, by endorsement to a policy already, carried, maintain insurance coverage on all of Lessees's personal property, Trade Fixtures and Lessee-Owned Alterations and Utility Installations in, on, or about the Premises similar in coverage to that carried by Lessor as the Insuring Party under Paragraph 8.3(a). Such insurance shall: be full replacement cost coverage with a deductible. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property and the restoration of Trade Fixtures and Lessee-Owned Alterations and Utility Installations. Upon request from Lessor, Lessee shall provide Lessor with written evidence that such insurance is in force.

     8.5 INSURANCE POLICIES. Insurance required hereunder shall be in companies duly licensed to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least B+, V, or such other rating as may be required by a Lender, as set forth in the most current issue of "Best's Insurance Guide." Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in

* See Addendum.


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                                      -4-
this Paragraph 8, Lessee shall cause to be delivered to Lessor, within seven
(7) days after the earlier of the Early Possession Date or the Commencement Date, certified copies of, or certificates evidencing the existence and amounts of, the Insurance required under Paragraph 8.2(a) and 8.4. No such policy shall be cancellable or subject to modification except after thirty (30) days' prior written notice to Lessor. Lessee shall at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "Insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand.*

     8.6 WAIVER OF SUBROGATION. Without affecting any other rights or remedies, Lessee and Lessor each hereby release and relieve the other, and waive their entire right to recover damages (whether in contract or in tort), against the other, for loss or damage to their property arising out of or incident to the perils required to be insured against under Paragraph 8. The effect of such releases and waivers of the right to recover damages shall not be limited by the amount of insurance carried or required, or by any deductibles applicable thereto. Lessor and Lessee agree to have their respective insurance companies issuing property damage insurance waive any right to subrogation that such companies may have against Lessor or Lessee, as the case may be, so long as the insurance is not invalidated thereby.

     8.7 INDEMNITY. Except for Lessor's negligence, or Lessor's contractors', agents' or employees' willful misconduct, and/or breach of express warranties, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor's master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, costs, liens, judgments, penalties, loss of permits, attorneys' and consultants' fees, expenses and/or liabilities arising out of, involving, or in connection with, the occupancy of the Premises by Lessee, the conduct of Lessee's business, any act, omission or neglect of Lessee, its agents, contractors, employees or invitees, and out of any Default or Breach by Lessee in the performance in a timely manner of any obligation on Lessee's part to be performed under this Lease. The foregoing shall include, but not be limited to, the defense or pursuit of any claim or any action or proceeding involved therein, and whether or not (in the case of claims made against Lessor) litigated and/or reduced to judgment. In case any action or proceeding be brought against Lessor by reason of any of the foregoing matters, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperative with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified.

     8.8 EXEMPTION OF LESSOR FROM LIABILITY. Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said injury or damage results from conditions arising upon the Premises or upon other portions of the Building of which the Premises are a part, from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is accessible or not. Lessor shall not be liable for any damages arising from any act or neglect of any other lessee of Lessor nor from the failure by Lessor to enforce the provisions of any other lease in the Industrial Center. Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom.

9.   DAMAGE OR DESTRUCTION.

     9.1  DEFINITIONS.

          (a) "PREMISES PARTIAL DAMAGE" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations, the repair cost of which damage or destruction is less than fifty percent (50%) of the then Replacement Cost (as defined in Paragraph 9.1(d)) of the Premises (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures) immediately prior to such damage or destruction.

          (b) "PREMISES TOTAL DESTRUCTION" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations, the repair cost of which damage or destruction is fifty percent (50%) or more of the then Replacement Cost of the Premises (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures) immediately prior to such damage or destruction. In addition, damage or destruction to the Building, other than Lessee-Owned Alterations and Utility Installations and Trade Fixtures of any lessees of the Building, the cost of which damage or destruction is fifty percent (50%) or more of the then Replacement Cost (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures of any lessees of the Building) of the Building shall, at the option of Lessor, be deemed to be Premises Total Destruction.

          (c) "INSURED LOSS" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations and Trade Fixtures, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a) irrespective of any deductible amounts or coverage limits involved.

          (d) "REPLACEMENT COST" shall mean the cost to repair or build the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto; including demolition, debris removal and upgrading required by the operation of applicable building codes, ordinances or laws, and without deduction for depreciation.

          (e) "HAZARDOUS SUBSTANCE CONDITION" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Premises.

     9.2 PREMISES PARTIAL DAMAGE - INSURED LOSS. If Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee-Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect. In the event, however, that there is a shortage of insurance proceeds and such shortage is due to the fact that, by reason of the unique nature of the improvements in the Premises, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within ten (10) days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said ten (10) day period, Lessor shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within said period, Lessor may nevertheless elect by written notice to Lessee within ten (10) days thereafter to make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within such ten (10) day period, and if Lessor does not so elect to restore and repair, then this Lease shall terminate sixty (60) days following the occurrence of the damage or destruction. Unless otherwise agreed, Lessee shall in no event have any right to reimbursement from Lessor for any funds contributed by Lessee to repair any such damage or destruction.*

     9.3 PARTIAL DAMAGE - UNINSURED LOSS. If Premises Partial Damage that is not an insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense and this Lease shall continue in full force and effect), Lessor may at Lessor's option, either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such damage of Lessor's desire to terminate this Lease as of the date sixty (60) days following the date of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage totally at Lessee's expense and without reimbursement from Lessor. Lessee shall provide Lessor with the required funds or satisfactory assurance thereof within thirty (30) days following such commitment from Lessee. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination.

     9.4 TOTAL DESTRUCTION. Notwithstanding any other provision hereof, if Premises Total Destruction occurs (including any destruction required by any authorized public authority), this Lease shall terminate sixty (60) days following the date of such Premises Total Destruction, whether or not the damage or destruction is an Insured Loss or was caused by a negligent or willful act of Lessee. In the event, however, that the damage or destruction was caused by Lessee, Lessor shall have the right to recover Lessor's damages from Lessee except as released and waived in Paragraph 9.7.

     9.5 DAMAGE NEAR END OF TERM. If at any time during the last six (6) months of the term of this Lease there is damage for which the cost to repair exceeds one month's Base Rent, whether or not an Insured Loss, Lessor may, at Lessor's option, terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within thirty (30) days after the date of occurrence of such damage. Provided, however, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by (a) exercising such option, and (b) providing Lessor with any shortage in insurance proceeds (Or adequate assurance thereof) needed to make the repairs on or before the earlier of (i) the date which is ten (10) days after Lessee's receipt of Lessor's written notice purporting to terminate this Lease, or (ii) the day prior to the date upon which such option expires. If Lessee duly exercises such option during such period and provides Lessor with funds
(or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's expense repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during such period, then this Lease shall terminate as of the date set forth in the first sentence of this Paragraph 9.5.

     9.6  ABATEMENT OF RENT; LESSEE'S REMEDIES.

          (a) In the event of (i) Premises Partial Damage or (ii) Hazardous Substance Condition for which Lessee is not legally responsible, the Base Rent, Common Area Operating Expenses and other charges, if any, payable by Lessee hereunder for the period during which such damage or condition, its repair, remediation or restoration continues, shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. * Except for abatement of Base Rent, Common Area Operating Expenses and other charges, if any, as aforesaid, all other obligations of Lessee hereunder shall be performed by Lessee, and Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair, remediation or restoration.

          (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence, in a substantial and meaningful way, the repair or restoration of the Premises within ninety (90) days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice of Lessee's election to terminate this Lease on a date not less than sixty (60) days following the giving of such notice. If Lessee gives such notice to Lessor and such Lenders and such repair or restoration is not commenced within thirty
(30) days after receipt of such notice, this Lease shall terminate as of the date specified in said notice. If Lessor or a Lender commences the repair or restoration of the Premises within thirty (30) days after the receipt of such notice, this Lease shall continue in full force and effect. "Commence" as used in this Paragraph 9.6 shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever occurs first.

     9.7 HAZARDOUS SUBSTANCE CONDITIONS. If a Hazardous Substance Condition occurs, unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by Applicable Requirements and this Lease shall continue in full force and effect, but subject

* See Addendum.

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                                      -5-
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to Lessor's rights under Paragraph 6.2(c) and Paragraph 13), Lessor may at
Lessor's option either (i) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) if the estimated cost to investigate and remediate such condition exceeds twelve (12) times the then monthly Base Rent or $100,000 whichever is greater, give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition of Lessor's desire to terminate this Lease as of the date sixty (60) days following the date of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the excess costs of (a) investigation and remediation of such Hazardous Substance Condition to the extent required by Applicable Requirements, over (b) an amount equal to twelve (12) times the then monthly Base Rent or $100,000, whichever is greater. Lessee shall provide Lessor with the funds required of Lessee or satisfactory assurance thereof within thirty (30) days following said commitment by Lessee. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such investigation and remediation as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the time period specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination.

     9.8 TERMINATION - ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this Paragraph 9, Lessor shall return to Lessee any advance payment made by Lessee to Lessor and so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor under the terms of this Lease.

     9.9 WAIVER OF STATUTES. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises and the Building with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent it is inconsistent herewith.

10.  REAL PROPERTY TAXES.

     10.1 PAYMENT OF TAXES. Lessor shall pay the Real Property Taxes, as defined in Paragraph 10.2, applicable to the Industrial Center, and except as otherwise provided in Paragraph 10.3, any such amounts shall be included in the calculation of Common Area Operating Expenses in accordance with the provisions of Paragraph 4.2.

     10.2 REAL PROPERTY TAX DEFINITION. As used herein, the term, "REAL PROPERTY TAXES" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed upon the Industrial Center by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage, or other improvement district thereof, levied against any legal or equitable interest of Lessor in the Industrial Center or any portion thereof, Lessor's right to rent or other income therefrom, and/or Lessor's business of leasing the Premises. The term "REAL PROPERTY TAXES" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring, or changes in Applicable Law taking effect, during the term of this Lease, including but not limited to a change in the ownership of the Industrial Center or in the improvements thereon, the execution of this Lease, or any modification, amendment or transfer thereof, and whether or not contemplated by the Parties. In calculating Real Property Taxes for any calendar year, the Real Property Taxes for any real estate tax year shall be included in the calculation of Real Property Taxes for such calendar year based upon the number of days which such calendar year and tax year have in common.

     10.3 ADDITIONAL IMPROVEMENTS. Common Area Operating Expenses shall not include Real Property Taxes specified in the tax assessor's records and work sheets as being caused by additional Improvements placed upon the Industrial Center by other lessees or by Lessor for the exclusive enjoyment of such other lessees. Notwithstanding Paragraph 10.1 hereof, Lessee shall, however, pay to Lessor at the time Common Area Operating Expenses are payable under Paragraph 4.2, the entirety of any increase in Real Property Taxes if assessed solely by reason of Alterations, Trade Fixtures or Utility Installations placed upon the Premises by Lessee or at Lessee's request.

     10.4 JOINT ASSESSMENT. If the Building is not separately assessed, Real Property Taxes allocated to the Building shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available.

     10.5 LESSEE'S PROPERTY TAXES. Lessee shall pay prior to delinquency of all taxes assessed against and levied upon Lessee-Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee contained in the Premises or stored within the Industrial Center. When possible, Lessee shall cause its Lessee-Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee's property within ten
(10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11. UTILITIES. Lessee shall pay directly for all utilities and services supplied to the Premises, including but not limited to electricity, telephone, security, gas and cleaning of the Premises, together with any taxes thereon. If any such utilities or services are not separately metered to the Premises or separately billed to the Premises, Lessee shall pay to Lessor a reasonable proportion of all such charges jointly metered or billed with other premises in the Building, in the manner and within the time periods set forth in Paragraph 4.2(d).

12.  ASSIGNMENT AND SUBLETTING.

     12.1 LESSOR'S CONSENT REQUIRED.

          (a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or otherwise transfer or encumber (collectively, "assign") or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent given under and subject to the terms of Paragraph 36.

          (b) A change in the control of Lessee shall constitute an assignment requiring Lessor's consent. The transfer, on a cumulative basis, of fifty percent (50%) or more of the voting control of Lessee shall constitute a change in control for this purpose.

          (c) The involvement of Lessee or its assets in any transaction, or series of transactions (by way of merger, sale, acquisition, financing, refinancing, transfer, leveraged buy-out or otherwise), whether or not a formal assignment or hypothecation of this Lease or Lessee's assets occurs, which results or will result in a reduction of the Net Worth of Lessee, as hereinafter defined, by an amount equal to or greater than twenty-five percent (25%) of such Net Worth of Lessee shall be considered an assignment of this Lease by Lessee to which Lessor may reasonably withhold its consent. "NET WORTH OF LESSEE" for purposes of this Lease shall be the net worth of Lessee (excluding any Guarantors) established under generally accepted accounting principles consistently applied.

          (d) An assignment or subletting of Lessee's interest in this Lease without Lessor's specific prior written consent shall, at Lessor's option, be a Default curable after notice per Paragraph 13.1, or a non-curable Breach without the necessity of any notice and grace period.

          (e) Lessee's remedy for any breach of this Paragraph 12.1 by Lessor shall be limited to compensatory damages and/or injunctive relief.

     12.2 TERMS AND CONDITIONS APPLICABLE TO ASSIGNMENT AND SUBLETTING.

          (a) Regardless of Lessor's consent, any assignment or subletting shall not (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, nor (iii) alter the primary liability of Lessee for the payment of Base Rent and other sums due Lessor hereunder or for the performance of any other obligations to be performed by Lessee under this Lease.

          (b) Lessor may accept any rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of any rent for performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the Default or Breach by Lessee of any of the terms, covenants or conditions of this Lease.

          (c) The consent of Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the assignee or sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable under this Lease or the sublease and without obtaining their consent and such action shall not relieve such persons from liability under this Lease or the sublease.

          (d) In the event of any Default or Breach of Lessee's obligation under this Lease, Lessor may proceed directly against Lessee, any Guarantors or anyone else responsible for the performance of the Lessee's obligations under this Lease, including any sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor.

          (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises, if any. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested by Lessor.

          (f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented in writing.

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                (g)     The occurrence of a transaction described in Paragraph
12.1(c) shall give Lessor the right (but not the obligation) to require that the Security Deposit be increased by an amount equal to six (6) times the then monthly Base Rent, and Lessor may make the actual receipt by Lessor of the Security Deposit increase a condition to Lessor's consent to such transaction.

        12.3 ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

                (a) *Lessor shall not, by reason of the foregoing provision or any other assignment of such sublease to Lessor, nor by reason of the collection of the rent from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such Sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rent and other charges due and to become due under the sublease. Sublessee shall rely upon such statement and request from Lessor and shall pay such rents and other charges to Lessor without any obligation or right to inquire as to whether such Breach exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against such sublessee, or, until the Breach has been cured, against Lessor, for any such rents and other charges so paid by said sublessee to Lessor.

                (b) In the event of a Breach by Lessee in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any other prior defaults or breaches of such sublessor under such sublease.

                (c) Any matter or thing requiring the consent of the sublessor under a sublease shall also require the consent of Lessor herein.

                (d) No sublease under a sublease approved by Lessor shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

                (e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

13.     DEFAULT; BREACH; REMEDIES.

        13.1 DEFAULT; BREACH. A "DEFAULT" by Lessee is defined as a failure by Lessee to observe, comply with or perform any of the terms, covenants, conditions or rules applicable to Lessee under this Lease. A "BREACH" by Lessee is defined as the occurrence of any one or more of the following Defaults, and, where a grace period for cure after notice is specified herein, the failure by Lessee to cure such Default prior to the expiration of the applicable grace period, and shall entitle Lessor to pursue the remedies set forth in Paragraphs
13.2 and/or 13.3:

                (a) The vacating of the Premises without the intention to reoccupy same, or the abandonment of the Premises.

                (b) Except as expressly otherwise provided in this Lease, the failure by Lessee to make any payment of Base Rent, Lessee's Share of Common Area Operating Expenses, or any other monetary payment required to be made by Lessee hereunder as and when due, the failure by Lessee to provide Lessor with reasonable evidence of insurance or surety bond required under this Lease, or the failure of Lessee to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of five (5) days following written notice thereof by or on behalf of Lessor to Lessee.

                (c) Except as expressly otherwise provided in this Lease, the failure by Lessee to provide Lessor with reasonable written evidence (in duly executed original form, if applicable) of (i) compliance with Applicable Requirements per Paragraph 6.3, (ii) the inspection, maintenance and service contracts required under Paragraph 7.1(b), (iii) the rescission of an unauthorized assignment or subletting per Paragraph 12.1, (iv) a Tenancy Statement per Paragraphs 16 or 37, (v) the subordination or non-subordination of this Lease per Paragraph 30, (vi) the guaranty of the performance of Lessee's obligations under this Lease if required under Paragraphs 1.11 and 37,
(vii) the execution of any document requested under Paragraph 42 (easements), or (viii) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this lease, where any such failure continues for a period of ten (10) days following written notice by or on behalf of Lessor to Lessee.

                (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof that are to be observed, complied with or performed by Lessee, other than those described in Subparagraphs 13.1(a), (b) or (c), above, where such Default continues for a period of thirty (30) days after written notice thereof by or on behalf of Lessor to Lessee; provided, however, that if the nature of Lessee's Default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach of this Lease by Lessee if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

                (e) The occurrence of any of the following events: (i) the making by Lessee of any general arrangement or assignment for the benefit of creditors; (ii) Lessee's becoming a "debtor" as defined in 11 U.S. Code Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision of this Subparagraph 13.1(e) is contrary to any applicable law, such provision shall be of no force or effect, and shall not affect the validity of the remaining provisions.

                (f) The discovery by Lessor that any financial statement of Lessee or of any Guarantor, given to Lessor by Lessee or any guarantor, was materially false.

                (g) If the performance of Lessee's obligations under this Lease is guaranteed: (i) the death of a Guarantor, (ii) the termination of a Guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty, (iii) a Guarantor's becoming insolvent or the subject of a bankruptcy filing, (iv) a Guarantor's refusal to honor the guaranty, or (v) a Guarantor's breach of its guaranty obligation on an anticipatory breach basis, and Lessee's failure, within sixty (60) days following written notice by or on behalf of Lessor to Lessee of any such event, to provide Lessor with written alternative assurances of security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the Guarantors that existed at the time of execution of this Lease.

        13.2 REMEDIES. If Lessee fails to perform any affirmative duty or obligation of Lessee under this Lease, within ten (10) days after written notice to Lessee (or in case of an emergency, without notice), Lessor may at its option (but without obligation to do so), perform such duty or obligation on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee to Lessor upon invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its own option, may require all future payments for a 9-month period to be made under this Lease by Lessee to be made only by cashier's check. In the event of a Breach of this Lease by Lessee (as defined in Paragraph 13.1), with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach, Lessor may:

                (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. in such event Lessor shall be entitled to recover from Lessee: (i) the worth at the time of the award of the unpaid rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee provides could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee provides could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of any leasing commission paid by Lessor in connection with this Lease applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco or the Federal Reserve Bank District in which the Premises are located at the time of award plus one percent (1%). Efforts by Lessor to mitigate damages caused by Lessee's Default or Breach of this Lease shall not waive Lessor's right to recover damages under this Paragraph 13.2. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding the unpaid rent and damages as are recoverable therein, or Lessor may reserve the right to recover all or any part thereof in a separate suit for such rent and/or damages. If a notice and grace period required under Subparagraph 13.1(b), (c) or (d) was not previously given, a notice to pay rent or quit, or to perform or quit, as the case may be, given to Lessee under any statute authorizing the forfeiture of leases for unlawful detainer shall also constitute the applicable notice for grace period purposes required by Subparagraph 13.1(b), (c) or (d). In such case, the applicable grace period under the unlawful detainer statute shall run concurrently after the one such statutory notice, and the failure of Lessee to cure the Default within the greater of the two (2) such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

                (b) Continue the Lease and Lessee's right to possession in effect (in California under California Civil Code Section 1951.4) after Lessee's Breach and recover the rent as it becomes due, provided Lessee has the right to sublet or assign, subject only to reasonable limitations. Lessor and Lessee agree that the limitations on assignment and subletting in this Lease are reasonable. Acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver to protect the Lessor's interest under this Lease, shall not constitute a termination of the Lessee's right to possession.

                (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located.

*See Addendum

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               (d)  The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

     13.3      [DELETED]

     13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by the terms of any ground lease, mortgage or deed of trust covering the Premises. Accordingly, if any Installment of rent or other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to six percent (6%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for six (6) consecutive installments of Base Rent, then notwithstanding Paragraph 4.1 or any other provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance.*

     13.5 BREACH BY LESSOR. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph 13.5, a reasonable time shall in no event be less than thirty (30) days after receipt by Lessor, and by any Lender(s) whose name and address shall have been furnished to Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days after such notice are reasonably required for its performance, then Lessor shall not be in breach of this Lease if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

14. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent (10%) of the floor area of the Premises, or more than twenty-five percent (25%) of the portion of the Common Areas designated for Lessee's parking, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in the same proportion as the rentable floor area of the Premises taken bears to the total rentable floor area of the Premises. No reduction of Base Rent shall occur if the condemnation does not apply to any portion of the Premises. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution of value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any compensation, separately awarded to Lessee for Lessee's relocation expenses and/or loss of Lessee's Trade Fixtures. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of its net severance damages received, over and above Lessee's Share of the legal and other expenses incurred by Lessor in the condemnation matter, repair any damage to the Premises caused by such condemnation authority.*

15.  BROKERS' FEES.

     15.1 PROCURING CAUSE. The Broker(s) named in Paragraph 1.10 is/are the procuring cause of this Lease.

     15.3 ASSUMPTION OF OBLIGATIONS. Any buyer or transferee of Lessor's interest in this Lease, whether such transfer is by agreement or by operation of law, shall be deemed to have assumed Lessor's obligation under this Paragraph
15. Each Broker shall be an intended third party beneficiary of the provisions of Paragraph 1.10 and of this Paragraph 15 to the extent of its interest in any commission arising from this Lease and may enforce that right directly against Lessor and its successors.

     15.4 REPRESENTATIONS AND WARRANTIES. Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder other than as named in Paragraph 1.10(a) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and that no broker or other person, firm, or entity other than said named Broker(s) is entitled to any commission or finder's fee in connection with said transaction. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the Indemnifying Party, including any costs, expenses, and/or attorneys' fees reasonably incurred with respect thereto.

16.  TENANCY AND FINANCIAL STATEMENTS.

     16.1 TENANCY STATEMENT. Each Party (as "RESPONDING PARTY") shall within ten (10) days after written notice from the other Party (the "REQUESTING PARTY") execute, acknowledge and deliver to the Requesting Party a statement in writing in a form similar to the then most current "TENANCY STATEMENT" form published by the American Industrial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

     16.2 FINANCIAL STATEMENT. If Lessor desires to finance, refinance, or sell the Premises or the Building, or any part thereof, Lessee and all Guarantors shall deliver to any potential lender or purchase designated by Lessor such financial statements of Lessee and such Guarantors as may be reasonably required by such lender or purchaser, including but not limited to Lessee's financial statements for the past three (3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

     17. LESSOR'S LIABILITY. The term "LESSOR" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises. In the event of a transfer of Lessor's title or interest in the Premises or in this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor at the time of such transfer or assignment. Except as provided in Paragraph 15.3, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined.

18. SEVERABILITY. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. INTEREST ON PAST-DUE OBLIGATIONS. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor within ten (10) days following the date on which it was due, shall bear interest from the date due at the prime rate charged by the largest state chartered bank in the state in which the Premises are located plus two percent (2%) per annum, but not exceeding the maximum rate allowed by law, in addition to the potential late charge provided for in Paragraph 13.4.

20. TIME OF ESSENCE. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

21. RENT DEFINED. All monetary obligations of Lessee to Lessor under the terms of this Lease are deemed to be rent.

22. NO PRIOR OR OTHER AGREEMENTS; BROKER DISCLAIMER. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party. Each Broker shall be an intended third party beneficiary of the provisions of this Paragraph 22.

23.  NOTICES.

     23.1 NOTICE REQUIREMENTS. All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by messenger or courier service) or may be sent by certified or registered mail return receipt requested or U.S. Postal Service Express Mail, with postage prepaid, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notice purposes. Either Party may by written notice to the other specify a different address for notice purposes, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for the purpose of mailing or delivering notices to Lessee. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designated by written notice to Lessee.

     23.2 DATE OF NOTICE. Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown or acceptance of delivery is refused the postmark thereon. Notices delivered by United States Express Mail or overnight courier that guarantees next day

* See Addendum.

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delivery shall be deemed given twenty-four (24) hours after delivery of the same to the United States Postal Service or courier. If notice is received on a Saturday or a Sunday or a legal holiday, it shall be deemed received on the next business day.

24. WAIVER. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or any other term, covenant or condition hereof, Lessor's consent to, or approval of, any such act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provisions of this Lease requiring such consent. Regardless of Lessor's knowledge of a Default or Breach at the time of accepting rent, the acceptance of rent by Lessor shall not be a waiver of any Default or Breach by Lessee of any provision hereof. Any payment given Lessor by Lessee may be accepted by Lessor on account of moneys or damages due Lessor notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

23. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The Party requesting recordation shall be responsible for payment of any fees or taxes applicable thereto.

26. NO RIGHT TO HOLDOVER. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or earlier termination of this Lease. In the event that Lessee holds over in violation of this Paragraph 26 then the Base Rent payable from and after the time of the expiration or earlier termination of this Lease shall be increased to one hundred fifty percent (150%) of the Base Rent applicable during the month immediately preceding such expiration or earlier termination. Nothing contained herein shall be construed as a consent by Lessor to any holding over by Lessee.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies and law or in equity.

28. COVENANTS AND CONDITIONS. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions.

29. BINDING EFFECT; CHOICE OF LAW. This Lease shall be binding upon the Parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30.  SUBORDINATION; ATTORNMENT; NON-DISTURBANCE.

     30.1 SUBORDINATION. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "SECURITY DEVICE"), now or hereafter placed by Lessor upon the real property of which the Premises are a part, to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof. Lessee agrees that the Lenders holding any such Security Device shall have no duty, liability or obligation to perform any of the obligations of Lessor under this Lease, but that in the event of Lessor's default with respect to any such obligation, Lessee will give any Lender whose name and address have been furnished Lessee in writing for such purpose notice of Lessor's default pursuant to Paragraph 13.5. If any Lender shall elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.*

     30.2 ATTORNMENT. Subject to the non-disturbance provisions of Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership, (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor, or (iii) be bound by prepayment of more than one month's rent.

     30.3 NON-DISTURBANCE. With respect to Security Devices entered into by Lessor after the execution of this lease, Lessee's subordination of this Lease shall be subject to receiving assurance (a "non-disturbance agreement") from the Lender that Lessee's possession and this Lease, including any options to extend he term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises.

     30.4 SELF-EXECUTING. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any such subordination or non-subordination, attornment and/or non-disturbance agreement as is provided for herein.

31. ATTORNEYS' FEES. If any Party or Broker brings an action or proceeding to enforce the terms hereof or declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term "PREVAILING PARTY" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorneys' fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. Broker(s) shall be intended third party beneficiaries of this Paragraph 31.

32. LESSOR'S ACCESS; SHOWING PREMISES; REPAIRS. Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times for the purpose of showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the Building, as Lessor may reasonably deem necessary. Lessor may at any time place on or about the Premises or Building any ordinary "For Sale" signs and Lessor may at any time during the last one hundred eighty (180) days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All such activities of Lessor shall be without abatement of rent or liability to Lessee.*

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. SIGNS. Lessee shall not place any sign upon the exterior of the Premises or the Building, except that Lessee may, with Lessor's prior written consent, install (but not on the roof) such signs as are reasonably required to advertise Lessee's own business so long as such signs are in a location designated by Lessor and comply with Applicable Requirements and the signage criteria established for the Industrial Center by Lessor. The installation of any sign on the Premises by or for Lessee shall be subject to the provisions of Paragraph 7 (Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations). Unless otherwise expressly agreed herein, Lessor reserves all rights to the use of the roof of the Building, and the right to install advertising signs on the Building, including the roof, which do not unreasonably interfere with the conduct of Lessee's business; Lessor shall be entitled to all revenues from such advertising signs.

35. TERMINATION; MERGER. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or leaser estate in the Premises; provided, however, Lessor shall, in the event of any such surrender, termination or cancellation, have the option to continue any one or all of any existing subtenancies. Lessor's failure within ten (10) days following any such event to make a written election to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36.  CONSENTS.

        (a) Except for Paragraph 33 hereof (Auctions) or as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including but not limited to architects', attorneys', engineers' and other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent pertaining to this Lease or the Premises, including but not limited to consents to an assignment a subletting or the presence or use of a Hazardous Substance, shall be paid by Lessee to Lessor upon receipt of an invoice and supporting documentation therefor. Lessor shall not be entitled to be reimbursed for more than One Thousand Five Hundred Dollars ($1,500) of attorney's fees with respect to any single assignment or sublease request by Lessee. In addition to the deposit described in Paragraph 12.2(e), Lessor may, as a condition to considering any such request by Lessee, require that Lessee deposit with Lessor an amount of money (in addition to the Security Deposit held under Paragraph 5) reasonably calculated by Lessor to represent the cost Lessor will incur in considering and responding to Lessee's request. Any unused portion of said deposit shall be refunded to Lessee without interest. Lessor's consent to any act, assignment of this Lease or subletting of the Premises by Lessee shall not constitute an acknowledgment that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent.

        (b) All conditions to Lessor's consent authorized by this Lease are acknowledged by Lessee as being reasonable. The failure to specify herein any particular condition to Lessor's consent shall not preclude the impositions by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given.

37.  GUARANTOR.

     37.1 FORM OF GUARANTY. If there are to be any Guarantors of this Lease per Paragraph 1.11, the form of the guaranty to be executed by each such Guarantor shall be in the form most recently published by the American Industrial Real Estate Association, and each such Guarantor shall have the same obligations as Lessee under this lease, including but not limited to the obligation to provide the Tenancy Statement and information required in Paragraph 16.

     37.2 ADDITIONAL OBLIGATIONS OF GUARANTOR. It shall constitute a Default of the Lessee under this Lease if any such Guarantor fails or refuses, upon reasonable request by Lessor to give: (a) evidence of the due execution of the guaranty called for by this Lease, including the authority of the Guarantor (and of the party signing on Guarantor's behalf) to obligate such Guarantor on said guaranty, and resolution of its board of directors authorizing the making of such guaranty, together with a certificate of incumbency showing the signatures of the persons authorized to sign on its behalf, (b) current financial statements of Guarantor as may from time to time be requested by Lessor, (c) a Tenancy statement, or (d) written confirmation that the guaranty is still in effect.

38. QUIET POSSESSION. Upon payment by Lessee of the rent for the Premises and the performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

*See Addendum.

MULTI-TENANT--MODIFIED NET
(C) American Industrial Real Estate Association 1993

39. OPTIONS*

     39.1 DEFINITION. As used in this Lease, the word "OPTION" has the following meaning: (a) the right to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (b) the right of first refusal to lease the Premises or the right of first offer to lease other property of Lessor; (c) the right to purchase the Premises, or the right of first refusal to purchase the Premises, or the right of first offer to purchase the Premises, or the right to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor, or the right of first offer to purchase other property of Lessor.

     39.2 OPTIONS PERSONAL TO ORIGINAL LESSEE. Each Option granted to Lessee in this Lease is personal to the original Lessee named in Paragraph 1.1 hereof, and cannot be voluntarily or involuntarily assigned or exercised by any person or entity other than said original Lessee while the original Lessee is in full and actual possession of the Premises and without the intention of thereafter assigning or subletting. The Options, if any, herein granted to Lessee are not assignable, either as a part of an assignment of this Lease or separately or apart therefrom, and no Option may be separated from this Lease in any manner, by reservation or otherwise.

     39.3 MULTIPLE OPTIONS. In the event that Lessee has any multiple Options to extend or renew this Lease, a later option cannot be exercised unless the prior Options to extend or renew this Lease have been validly exercised.

     39.4      EFFECT OF DEFAULT ON OPTIONS.

               (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary; (i) during the period commencing with the giving of any notice of Default under Paragraph 13.1 and continuing until the noticed Default is cured, or (ii) during the time Lessee is in Breach of this Lease, or (iii) in the event that Lessor has given to Lessee three (3) or more notices of separate Defaults under Paragraph 13.1 during the twelve (12) month period immediately preceding the exercise of the Option, whether or not the Defaults are cured.

               (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 39.4(a)

               (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessor gives to Lessee three (3) or more notices of separate Defaults under Paragraph 13.1 during any twelve (12) month period, whether or not the Defaults are cured, or (ii) if Lessee commits a Breach of this Lease.

40. RULES AND REGULATIONS. Lessee agrees that it will abide by, and keep and observe all nondiscriminatory reasonable rules and regulations ("Rules and Regulations") which Lessor may make from time to time for the management, safety, care, and cleanliness of the grounds, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of the Building and the Industrial Center and their invitees.

41. SECURITY MEASURES. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

42. RESERVATIONS. Lessor reserves the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights of way, utility raceways, and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights of way, utility raceways, dedications, maps and restrictions do not reasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

44. AUTHORITY. If either Party hereto is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after request by Lessor, deliver to Lessor evidence satisfactory to Lessor of such authority.

45. CONFLICT. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. OFFER. Preparation of this Lease by either Lessor or Lessee or Lessor's agent or Lessee's agent and submission of same to Lessee or Lessor shall not be deemed an offer to lease. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

47. AMENDMENTS. This Lease may be modified only in writing, signed by the parties in interest at the time of the modification. The Parties shall amend this Lease from time to time to reflect any adjustments that are made to the Base Rent or other rent payable under this Lease. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by an institutional insurance company or pension plan Lender in connection with the obtaining of normal financing or refinancing of the property of which the Premises are a part.

48. MULTIPLE PARTIES. Except as otherwise expressly provided herein, if more than one person or entity is named herein as either Lessor or Lessee, the obligations of such multiple parties shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee.

*See Addendum

MULTI-TENANT--MODIFIED NET
(C) American Industrial Real Estate Association 1993

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

        IF THIS LEASE HAS BEEN FILLED IN, IT HAS BEEN PREPARED FOR YOUR ATTORNEY'S REVIEW AND APPROVAL. FURTHER, EXPERTS SHOULD BE CONSULTED TO EVALUATE THE CONDITION OF THE PROPERTY FOR THE POSSIBLE PRESENCE OF ASBESTOS,
UNDERGROUND STORAGE TANKS OR HAZARDOUS SUBSTANCES. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKERS OR THEIR CONTRACTORS, AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE. IF THE SUBJECT PROPERTY IS IN A STATE OTHER THAN CALIFORNIA, AN ATTORNEY FROM THE
STATE WHERE THE PROPERTY IS LOCATED SHOULD BE CONSULTED.

The parties hereto have executed this Lease at the place and on the dates specified above their respective signatures.

Executed at:                            Executed at:  Anaheim, California
            -------------------------               ----------------------------

on:                                     on:           1/15/98
   ----------------------------------      -------------------------------------

By LESSOR:                              By LESSEE:

The Realty Associates Fund IV, L.P.     Pacific Sunwear of California, Inc.
-------------------------------------   ----------------------------------------
By: Realty Associates Fund IV, LLC      a California corporation
-------------------------------------   ----------------------------------------
    Its General Partner
    ---------------------------------   By: /s/ CARL WOMACK
                                            ------------------------------------
By: TA Realty Corporation               Name Printed: Carl Womack
   ----------------------------------                ---------------------------
    Manager
    ---------------------------------   Title: CFO
By:  [SIG]                                    ----------------------------------
    ---------------------------------
Name Printed:  [ILLEGIBLE]              By: Greg H. Weaver
             ------------------------      -------------------------------------
Title:  SVP
      -------------------------------   Name Printed: /s/ GREG H. WEAVER
Address: c/o TA Associates Realty          -------------------------------------
         45 Milk Street
         Boston, MA 02109               Title: Chairman - CEO
         Attn: Henry G. Brauer                ----------------------------------
         ----------------------------
Telephone: (617) 338-4309               Address: 5037 East Hunter Avenue
           --------------------------         ----------------------------------
Facsimile: (617) 338-5054                        Anaheim, CA 92807
           --------------------------   ----------------------------------------
                                        Telephone: (714) 693-8066
                                                         -----------------------
                                        ----------------------------------------
                                        Facsimile: (714) 693-8165
                                                        ------------------------

And after the Commencement Date the notice address shall be the premises under that certain lease dated September 30, 1997, between Bank of America and Lessee for 5200 East La Palma Avenue, Anaheim, California (hereinafter referred to s the "9/30/97 Lease").

MULTI-TENANT--MODIFIED NET
(C) American Industrial Real Estate Association 1993

                   ADDENDUM TO STANDARD INDUSTRIAL/COMMERCIAL
                MULTI-TENANT LEASE - MODIFIED NET BY AND BETWEEN
       THE REALTY ASSOCIATES FUND IV, L.P., A DELAWARE LIMITED PARTNERSHIP
                                       AND
                 PACIFIC SUNWEAR OF CALIFORNIA, INC. ("LESSEE")
                             DATED JANUARY 12, 1998

        49. Commencement Date. Lessor and Lessee agree that the estimated Commencement Date shall be June 1, 1998 ("Estimated Commencement Date"). The actual Commencement Date shall be the later of (a) the Estimated Commencement Date or (b) the date which is sixty 60) days after the improvements to the Premises described on Exhibit B attached hereto (the "Base Improvements") are substantially completed by Lessor; provided that such date shall not be earlier than the Commencement Date of the 9/30/97 Lease. The Actual Commencement Date shall be accelerated by one (1) day for each day that substantial completion of the Base Improvements is delayed by Lessee's Delays. The term of the Lease shall expire on the last day of the calendar month in which the tenth (10th) anniversary of the 9/30/97 Lease Commencement Date falls, subject to extension pursuant to paragraph 54 of this Lease ("Expiration Date").

        50. Term. The Term of the Lease shall commence on the Commencement Date and shall continue, subject to earlier termination as provided herein, until the Expiration Date (the "Original Term"). In the event permission is given to Lessee to enter or occupy all or a portion of the Premises prior to the Commencement Date, such occupancy shall be subject to all of the terms and conditions of this Lease, except that if such entry is pursuant to Paragraph 52, Lessee shall not be obligated to pay Base Rent and any other amount payable by Lessee under this Lease.

        Lessor shall use all reasonable efforts to make the Premises available on the Estimated Commencement Date. If for any reason, however, Lessor cannot deliver possession of the Premises to Lessee on said date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder or extend the Term hereof; but in such case, Lessee shall not be obligated to pay rent or perform any other obligations of Lessee under the terms of this Lease, except as may be otherwise provided in this Lease, until the Commencement Date shall have occurred. If, however, the Commencement Date shall not have occurred on or before June 1, 1998, for any reason, other than Lessee's Delays (defined below) or any reason beyond the reasonable control of Lessor, Lessee shall receive an offset of Base Rent for each day after such date that the Commencement Date shall not have occurred. Such date will be adjusted forward for each day that substantial completion of the Base Improvements is delayed by Lessee's Delays.

        If the Commencement Date shall not have occurred on or before August 1, 1998, for any reason, other than Lessee's Delays or any reason beyond the reasonable control of Lessor, Lessee may, at its option, by notice in writing to Lessor within ten (10) days after that date, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided further, however, that if such written notice of Lessee is not received by Lessor within said 10-day period, Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect.

        51. Substantial Completion. The work to be performed by Lessor under this Lease shall be deemed substantially completed on the date on which all of the following shall have been satisfied: (a) all work required for an occupancy permit for the Premises shall have been completed and it is legally permissible to occupy the Premises, (b) Lessor shall have substantially completed the Base Improvements and all punch list items shall have been certified by the Architect as being complete, and (c) all mechanical systems in the Premises are in good operating order.

        52. Early Access. Lessor shall, subject to the following terms and conditions, permit Lessee, and Lessee's agents, to enter the Premises during the sixty (60) day period prior to the Estimated Commencement Date:

               (a) Lessee shall give Lessor reasonable prior written notice of such access to the Premises, which notice must contain or be accompanied by (i) a description and schedule for the work to be performed in the Premises; (ii) the names and addresses of all contractors performing such work; (iii) copies of all contracts pertaining to the performance of such work (iv) copies of all licenses and permits required in connection with the performance of such work; and (v) certificates of insurance and instruments of indemnification against all claims, costs, expenses, damages, suits, fines, penalties, actions, causes of action and liabilities which may arise in connection with such work. Each of the foregoing shall be subject to Lessor's approval, which approval shall not be arbitrarily withheld.

               (b) Such early access is subject to reasonable scheduling by Lessor.

               (c) Lessee's agents, contractors, workers, mechanics, suppliers and invitees must work in harmony and not interfere with Lessor and Lessor's contractors in doing work in the Premises, in other premises, common areas of the Building, and in the general operation of the Building. If at any time such entry shall cause or threaten to cause disharmony or interference, including labor disharmony, Lessor may withdraw its permission upon written notice to Lessee.

               (d) In the event that Lessor's work in the Premises and Lessee's work in the Premises (pursuant to the permission granted herein) progress simultaneously, Lessor shall not be liable for injury to any person or for damage to any property of Lessee, Lessee's employees, agents, licensees or invitees, from any cause whatsoever, occurring upon or about the Premises, and Lessee shall indemnify and save Lessor harmless from any and all liability and claims arising out of or connected with any such injury or damage. Lessee will not permit any lien on any part of the Building allegedly resulting from any work or materials furnished or obligations incurred by or for Lessee. Lessee will discharge any such lien of record immediately upon filing.

               (e) Lessee agrees that it is liable to Lessor for any damage to the Premises or to any portion of the work in the Premises caused by Lessee or any of Lessee's employees, agents, licensees or invitees.

        53. Base Rent. Commencing on the Commencement Date, the Base Rent payable by Lessee to Lessor during the Term of this Lease shall be as follows:

          Months         Per Sq. Ft. NNN       Per Mo. NNN
          ------         ---------------       -----------
                                             *Based on Sq. Ft.

          1-30              36(cent)            $32,639.04

         31-60              39(cent)            $35,358.96

         61-90              42(cent)            $38,078.88

     91-Exp. Date           45(cent)            $40,798.80

        54.    Option to Extend.

               54.1 Grant of Option. Lessee shall have the right, but not the obligation, to extend the Term of this Lease for two (2) additional periods of five (5) years each (the "Extension Period"), provided that the following criteria are met:

               (a) Lessee is not in default under any provision of this Lease beyond any applicable cure periods either (i) as of the date the "Extension Notice" (as defined below) is delivered to Lessor or (ii) as of the date of the commencement of the Extension Period; and

               (b) Lessee has not assigned or subleased any portion of the Premises other than as permitted by Paragraph 12 of this Lease.

               54.2 Exercise of Option. Lessee may exercise its right to extend the Term only by delivering written notice to Lessor of Lessee's desire to so extend the Term no later than six (6) months nor earlier than nine (9) months prior to the commencement of the Extension Period ("Lessee's Notice"), subject to the Monthly Base Rent determination by Lessor in accordance with Paragraph 54.3.

               54.3 Monthly Base Rent for Extension Period. Within thirty (30) days of Lessor's receipt of Lessee's Notice, Lessor shall deliver written notice to Lessee which shall provide for Monthly Base Rent for the Extension Period equal to Ninety-five percent (95%) of an amount equal to the fair market rental (the "Fair Market Rent") for the Premises determined by Lessor according to the rental then being charged for comparable space in comparable deals in buildings of similar size and construction in Anaheim, Yorba Linda and Fullerton (the "Market Rent Notice"). In determining comparable space, appropriate consideration shall be given to the level and type of improvements contained in the Premises and the use of the Premises as a corporate headquarters for the Lessee. "Comparable Deals" shall mean leases which are approximately as long and commencing at approximately the same time as the applicable Extension Period. Comparable Deals shall not include any transactions where the lessor of the subject building is in default under its mortgage or other indebtedness, or is currently, or has within the prior twelve (12) months been involved in foreclosure proceedings on the applicable building. Comparable Deals shall also exclude transactions which are subleases or whereby the lessee has some form of equity participation in the deal. Notwithstanding the foregoing, in no event shall the Monthly Base Rent for the Extension Period be less than the Base Rent payable by Lessee for the month prior to the commencement of the Extension Period. In the event that Lessee notices Lessor in writing, on or before the twentieth (20th) business day following any Market Rent Notice, that Lessee disagrees with the applicable determination, Lessor and Lessee shall negotiate in good faith to resolve such dispute within ten (10) business days thereafter. (The thirtieth (30th) business day after any Market rent Notice is referred to herein as the "Outside Agreement Date.") If not resolved by the Outside Agreement Date, each party shall submit to the other its determination of Fair Market Rent, and the dispute shall be submitted to arbitration in accordance with the following paragraph titled "Arbitration Procedures." Until any such dispute is resolved, any applicable payments due under this Lease shall correspond to Lessor's determination and, if Lessee's determination becomes the final determination, Lessor shall refund any overpayments to Lessee, within five
(5) business days following the final resolution of the dispute.

               54.4   Arbitration Procedures.

               (a) Lessor and Lessee shall each appoint one arbitrator who shall by profession be a real estate broker who shall have been active over the five (5) year period ending on the date of such appointment in the leasing of properties similar to the Premises in Anaheim, Yorba Linda and Fullerton. The determination of the arbitrators shall be limited solely to the issue of whether Lessor's or Lessee's submitted Fair Market Rent for the Premises is the closest to the actual Fair Market Rent for the Premises as determined by the arbitrators, taking into account the requirements of this subparagraph regarding the same. Each such arbitrator shall be appointed within fifteen (15) days after the Outside Agreement Date. Lessor and Lessee may not consult with either such arbitrator prior to resolution.

               (b) The two arbitrators so appointed shall within fifteen (15) days of the date of the appointment of the last-appointed arbitrator meet and attempt to reach a decision as to whether the parties shall use Lessor's or Lessee's submitted Fair Market Rent and shall notify Lessor and Lessee of their decision, if any.

               (c) If the two arbitrators are unable to reach a decision, the two arbitrators shall, within thirty (30) days of the date of the appointment of the last-appointed arbitrator, agree upon and appoint a third arbitrator who shall be a broker who shall be qualified under the same criteria set forth hereinabove for qualification of the initial two arbitrators.

               (d) The three arbitrators shall, within thirty (30) days of the appointment of the third arbitrator, reach a decision as to whether the parties shall use Lessor's or Lessee's submitted Fair Market Rent and shall notify Lessor and Lessee thereof.

               (e) The decision of the majority of the three arbitrators shall be binding upon Lessor and Lessee.

               (f) If either Lessor or Lessee fails to appoint an arbitrator within fifteen (15) days after the Outside Agreement Date, the arbitrator appointed by one of them shall reach a decision, notify Lessor and Lessee thereof, and such arbitrator's decision shall be binding upon Lessor and Lessee.

               (g) If the two arbitrators fail to agree upon and to appoint a third arbitrator, then the appointment of the third arbitrator shall be dismissed, and the matter to be decided shall be forthwith submitted to arbitration under the provisions of the American Arbitration Association, but subject to the instructions set forth in this Lease.

               (h) The cost of arbitration shall be paid by Lessor and Lessee equally.

               Upon determination of the Fair Market Rent, Lessor shall prepare and deliver to Lessee an amendment to this Lease (the "Extension Amendment") which provides for the extension of the Term pursuant to the provisions hereof with a Monthly Base Rent equal to Ninety-five percent (95%) of the Fair Market Rent.

               54.5 Time of the Essence. Time shall be of the essence regarding all the periods set forth above for the exercise of the option and execution of the Extension Amendment. The failure of Lessee to timely exercise the option as provided in Paragraphs 54.2 and 54.3 above shall cause this option to automatically cease and terminate and, in such event, this Lease shall terminate without extension.

               54.6 Nontransferable Option. The option granted herein is granted solely to Lessee and is not assignable or transferable, and any attempt to assign or transfer this option shall be void and of no force or effect; excluding, however, any permitted assignment as provided in Paragraph 12 of this Lease.

        55.    Base Improvements.

               55.1 Approved Plans and Schedule. Lessor shall, at its sole cost and expense, construct the Base Improvements.

               55.2 Lessor's Obligations. Notwithstanding Paragraph 2.3, Lessor shall have no obligation to Lessee for defects in design, workmanship or materials, but shall use its reasonable best efforts to enforce the contractor's obligations therefor and shall, as appropriate under the terms of the Lease given the allocation of maintenance responsibility between Lessor and Lessee, assign to Lessee any manufacturer's warranties with respect to the work or the Premises.

               55.3 Work Done by Lessee. Any work done by Lessee in the Premises shall be done at Lessee's sole cost and expense in accordance with the terms of this Lease and only with Lessor's prior consent and in conformity with a valid building permit and all applicable rules, regulations, laws and ordinances. Any work done by Lessee shall be done in a good and workmanlike manner with good and sufficient materials and shall be done only by contractors approved by Lessor.

               55.4 Acceptance of Improvements. Lessee shall notify Lessor in writing of any items that Lessee deems incomplete or incorrect in order for Premises to be acceptable to Lessee within ninety (90) days following completion of the Base Improvements. Lessee shall be deemed to have accepted the Premises as improved and to have approved construction if Lessee does not deliver such a list to Lessor within said number of days.

               55.5 Other Improvements. Lessor shall, at its sole cost and expense, be responsible to make any alterations to the Building (but not the Premises) during the Term of the Lease and any Extension Period, as and if required for compliance with the Americans with Disabilities Act ("ADA"), so long as such compliance is not a result of Lessee's specific use of the Building or Lessee's Alterations under Paragraph 7.3. With respect to the Premises, including, without limitation, the Base Improvements, any alterations to any bathroom required by the ADA as interpreted and applied on the Commencement Date shall be made, at Lessor's sole cost and expense. Lessee shall, at its sole cost and expense, be responsible (a) to make any alterations to the Premises required due to any changes in the ADA, including without limitation the interpretation and application thereof, after the Commencement Date, or required due to Lessee's specific use of the Premises or due to any Alterations under Paragraph
7.3 performed by Lessee in the Premises after the Commencement Date, and (b) for the cost of any alterations to the Building required for compliance with the ADA arising out of Lessee's specific use of the Premises or due to any of Lessee's Alterations under Paragraph 7.3. The cost associated with any seismic retrofit of the Premises, as and if required, whether under current or future law, shall be the responsibility of Lessor except to the extent required due to the unique nature of Lessee's use. Lessor's costs under this Paragraph 55.5 shall not be included in Lessee's Share of Common Area Expenses.

               55.6 Lessee's Delays. If Lessor is delayed in substantially completing any work to be performed by Lessor under this Paragraph 55 as a result of any act or omission of Lessee's agents, contractors, assignees or subtenants ("Lessee Delays"), the Commencement Date shall not be deferred by reason of such delay. The Project Manager (as defined in the 9/30/97 Lease) shall give written notice to Lessee of potential Lessee Delays and make the final determination of whether a Lessee Delay has occurred and the extent of the Lessee Delay.

               55.7 Trailer Storage; Reserved Parking. Lessee may store trailers overnight within the loading area outlined in Exhibit "A" next to the loading docks of the Premises, subject to paragraph 40. The location of the reserved parking spaces shall be designated by Lessor, subject to Lessee's approval, which shall not be unreasonably withheld or delayed.

        56. Hazardous Substances. To the best of Lessor's current actual knowledge, without inquiry or investigation, there is no asbestos nor any other Hazardous Substances including, but not limited to, radon gas, PCB's, lead-base paint, ground water contamination, industrial, radioactive or chemical waste, urea-formaldehyde insulation and underground storage tanks on or under, or within the Industrial Center in violation of applicable law.

        In addition to the terms of Paragraph 6.2, Lessee shall disclose to Lessor in writing whether any Hazardous Substances will be used, stored or disposed of in the Premises, which disclosure shall include an inventory of such substances and provide a use, storage and disposal plan for the handling of such substances. Lessor may disapprove of the use, storage and/or disposal of such substances within the Premises at Lessor's sole discretion.

        Lessor shall retain the responsibility and pay for any investigations or remediation measures required by governmental entities having jurisdiction with respect to the existence of Hazardous Substances on the Premises or the Building which are not brought to the Premises, Building or Common Areas by Lessee. Lessee shall fully cooperate in any such activities at the request of Lessor, including allowing Lessor and Lessor's agents to have reasonable access to the Premises at reasonable times in order to carry out Lessor's investigative and remedial responsibilities. The costs incurred by Lessor for such investigation and remediation shall not be included in Lessee's Share of Common Area Operating Expenses. Any liability of Lessor with respect to this covenant shall be satisfied only out of Lessor's interest and estate in the Premises and Building, and Lessor shall have no personal liability beyond such interest and estate with respect to such obligations.

        57. Assignment and Subletting. Notwithstanding anything to the contrary contained in this Lease, Lessor shall provide Lessee with written notice of its approval or disapproval of an assignment or sublease within five (5) days after receiving from Lessee (a) a written request for approval or disapproval of an assignment or sublease and (b) a copy of the proposed assignment or sublease. Lessor's failure to give Lessee written disapproval of an assignment or sublease within such five (5) day period shall constitute Lessor's approval of the assignment or sublease. Lessee shall retain all rent and other consideration received by Lessee from an assignee or sublessee.

        58. Additional Permitted Uses (Paragraph 1.8). The Permitted Uses shall also include any other use permitted by Applicable Laws; provided that Permitted Uses shall exclude any use which (a) violates any certificate of occupancy in force for the Premises, the Building or any part thereof; (b) causes or is likely to cause damage to the Building or any part thereof or any equipment, facilities or other systems therein; (c) constitutes a violation of law; (d) violates a requirement or condition of the standard fire insurance policy issued for the Buildings; (e) impairs the character, reputation, image or appearance of the Building; (f) impairs the proper and economic maintenance, operation or repair of the Building or any part thereof; (g) constitutes a nuisance, annoyance or inconvenience to other lessees or occupants of the Building or interferes with or disrupts the use or occupancy of any area of the Building (other than the Premises) by other lessees or occupants; (h) interferes with the transmission or reception of microwave, television, radio or other communications signals by antennae located on the roof or elsewhere in the Building; (i) results in repeated demonstrations, bomb threats or other events which require evacuation of any part of the Building or otherwise disrupt the use, occupancy or quiet enjoyment thereof by other lessees and occupants; or (j) involves the use of any part of the Premises for : (1) a restaurant or bar; (2) the storage, manufacture or sale of food, beverages, liquor, tobacco in any form or drugs (except that Lessee may maintain vending machines for the use of its officers, employees and invitees and except that Lessee's officers and employees may bring food, beverages, tobacco and medicine onto the Premises for their personal and lawful consumption); (3) the storage, use, treatment, manufacture or sale of Hazardous Substances (as defined below); (4) the business of photocopying or offset printing (but Lessee may use part of the Premises for photocopying or offset printing for its own business); (5) medical or dental offices or laboratories; (6) a school or classroom; (7) the retail sale or auction of merchandise, goods or property of any kind; or (8) cooking (except that Lessee may maintain coffee or lunch rooms with coffee makers and microwave ovens for the exclusive use of Lessee's officers, employees and invitees), lodging or sleeping. No noise, vibration or odor shall be permitted to escape from the Premises.

        59. Addition to End of Paragraph 2.10. Lessor agrees to exercise its rights under this Paragraph 2.10 in a manner designed to minimize to the extent reasonably possible interference with Lessee's business and consistent with the practices of owners of similar parks in the Anaheim area. No capital expenditures for changes to the Common Areas pursuant to Paragraphs 2.10(a),
(c), (d) or (f) shall be included in Common Area Operating Expenses for purposes of this Lease.

        60. Audit Right and Additions to Paragraph 4.2. The following is added to the end of Paragraph 4.2:

               "(e) In the event of any dispute as to the amount of Operating Expenses as set forth in Lessor's statement of Operating Expenses delivered to Lessee, Lessee shall have the right, after reasonable notice and at reasonable times within one year after the final statement for such Operating Expenses is delivered to Lessee, to inspect and photocopy (at Lessee's expense) Lessor's accounting records with respect to Lessee's share of Operating Expenses. If after such inspection and photocopying Lessee still disputes the amount of Operating Expenses as set forth in Lessor's statement, Lessee shall be entitled to retain an independent certified public accountant reasonably approved by Lessor to audit Lessor's records to determine the proper amount of such Operating Expenses and the proper amount payable to Lessee pursuant to this Lease. Lessee agrees to pay the cost of such audit, provided that Lessor shall pay such costs if the audit reveals that Lessor's determination of Operating Expenses as set forth in Lessor's statement overstated Operating Expense by five percent (5%) or more. Lessor shall be required to maintain records of all Operating Expenses for one year after the final statement for such Operating Expenses. If such audit reveals an overstatement or understatement of Operating Expenses, the amount of the differential shall be promptly reimbursed to Lessee by Lessor or paid by Lessee to Lessor, as the case may be.

               (f) Lessor may not submit a statement to Lessee demanding increased rents representing increased Common Area Operating Expenses if more than twelve (12) months have elapsed since the end of the calendar year in which the increased Common Area Operating Expenses were paid or incurred unless the increased Common Area Operating Expenses relate to adjustments in Real Property Taxes.

               (g) For the purposes of determining the amount to be included in Common Area Operating Expenses with respect to capital improvements, costs of the capital improvements shall be amortized over the useful life of such improvements on a straight-line basis, including imputed interest at the prime rate charged by the largest state-chartered bank in California plus two percent (2%) per annum.

               (h) "Lease Year" means each consecutive twelve (12) month period during the term of the Lease; provided that the first Lease Year shall commence on the Commencement Date and end on the last day of the eleventh (11th) month thereafter, the second and each succeeding Lease Year shall commence on the first day of the next calendar month, and the last Lease Year shall end on the Expiration Date. The actual fees incurred by Lessor for management and administration of the Industrial Center shall be included in Common Area Expenses; provided that the maximum amount for property management that may be included in Common Area Operating Expenses in any Lease Year (the "Measurement Year") shall equal the Management Fee Cap (as defined below). As used in this Paragraph, "Management Fee Cap" initially means $0.09 per square foot. On the first day of the second Lease Year and every succeeding Measurement Year during the term of the Lease, the Management Fee Cap shall be increased by lesser of (i) the percentage increase in the CPI (as defined below) for the first full calendar month of the Measurement Year as compared to the CPI for the first full calendar month of the prior Lease Year or (ii) five percent (5%). The Management Fee Cap calculated for any Lease Year pursuant to the foregoing shall be prorated on an actual-day basis for any Lease Year that is less than twelve (12) full calendar months. As used herein, the term "CPI" means the Consumer Price Index of the Bureau of Labor Statistics of the U.S. Department or Labor for Urban Wage Earners and Clerical Workers, Los Angeles-Anaheim-Riverside, California (1982-1984=100), "all items." In the event the compilation and/or publication of the CPI shall be transferred to any other governmental department or bureau or agency or shall be discontinued, then the index most nearly the same as the CPI as determined by Lessor shall be used to make such calculation."

        61. Interest on Security Deposit Under Paragraph 5. The Security Deposit held by Lessor shall bear interest during each calendar year for the benefit of Lessee at a rate equal to the rate paid from time to time on Bank of America one-year certificates of deposit issued on the first business day of such calendar year. Lessee shall pay all federal and state income taxes attributable to that interest. Provided no Default exists under the Lease, Lessor shall disburse to Lessee the accrued interest on the Security Deposit during each calendar year or credit Lessee's obligation to pay Base Rent in a like amount within fifteen (15) days after the expiration of such calendar year. The attorneys' fees against which the Security Deposit may be applied as provided in Paragraph 5 of the printed portion of the Lease shall be limited to those attorneys' fees determined by a court or admitted in writing by Lessee to be due and owing Lessor from Lessee.

        62. Addition to Section 6.2. The following Section 6.2(d) is added to the Lease:

               "(d) Notwithstanding anything to the contrary in this Lease, Lessee shall not be liable to Lessor under this Lease for any cost associated with Hazardous Substances, if any, to the extent that the Hazardous Substances existed on the Premises prior to the date of this Lease and were not brought on to the Premises by Lessee, its agents, employees, contractors, subcontractors, licensees or invitees."

        63. Notice of Entry. Notwithstanding anything to the contrary in Paragraphs 6.4 or 32, except in the case of emergency or during periods in which Lessee is in default under this Lease, Lessor shall give Lessee notice in advance of Lessor's intent to enter the Premises, and such entry shall be made during Lessee's business hours.

        64. Addition to End of Paragraph 7.1(b). The following is added at the end of Paragraph 7.1(b):

        "not to exceed the costs for those services generally charged in the area where the Premises are located for comparable services to comparable buildings."

        65. Addition to End of Paragraph 7.2. The following is added at the end of Paragraph 7.2:

        "The cost of painting the exterior of the Building (after the initial exterior painting provided for in Paragraph 55) shall be a Common Area Operating Expense and shall be treated as a capital expenditure for purposes of amortization under Paragraph 4.2(g)."

        66. Limitation on Paragraph 7.3. With respect only to the portion (the "Warehouse Area") of the Premises other than the office area, Lessor's prior approval shall not be required with respect to any Alterations by Lessee provided that such Alterations (a) are not visible from the outside of the Premises, (b) do not involve puncturing, relocating or removing the roof or any existing walls, or changing or interfering with the fire sprinkler or fire detection systems, (c) do not involve the plumbing, electrical or HVAC systems in the Premises, and (d) do not involve the structural elements of the Building. Notwithstanding the last sentence of Paragraph 7.3(b), Lessor agrees not to require a lien and completion bond unless Lessor believes it is reasonably necessary to protect Lessor given the cost, nature and extent of the work and the parties responsible for the performance and payment therefor.

        67. Addition to Paragraph 7.4(b). The following is added at the end of Paragraph 7.4(b):

        "Prior to commencing any addition, alteration or improvement, Lessee may request that Lessor waive Lessee's obligation to remove such addition, alteration or improvement at the end of the term. Any such waiver must be in writing and shall only apply to the additions, alterations or improvements described therein. Notwithstanding anything to the contrary in Paragraph 7.4, (a) Lessee shall not be required to remove any of the improvements to the office area of the Premises made by Lessor at the commencement of the term, and (b) Lessee shall remove all Alterations and Trade Fixtures from the Warehouse Area at the expiration or earlier termination of this Lease."

        68. Addition to End of Paragraph 8.3(a). The following is added at the end of Paragraph 8.3(a):

        "The Lessor may, but shall not be obligated to, maintain earthquake insurance. In the event Lessor maintains earthquake insurance, the cost of that insurance shall be included as a Common Area Operating Expense; provided that the maximum amount of earthquake insurance premiums that may be included in the common Area Operating Expenses in any Lease Year shall be $0.26 per square foot. The maximum amount calculated for any Lease Year pursuant to the foregoing shall be prorated on an actual-day basis for any Lease Year that is less than twelve (12) full calendar months.

        69. Addition to End of Paragraph 8.5. The following is added at the end of Paragraph 8.5:

        "Lessee shall be permitted to provide the insurance required under this Lease by obtaining a blanket policy or policies to be maintained by Lessee. The coverages afforded to Lessee and Lessee's Lenders under this Lease shall in no way be limited, diminished or reduced under such blanket policy or policies."

        70. Addition to Paragraph 9.2. The following is added at the end of Paragraph 9.2:

        "Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3 rather than Paragraph 9.2 in the event there is any shortage of insurance proceeds."

        71. Addition to Paragraph 9.6(a). The following is added after the first sentence of Paragraph 9.6(a):

        "The period of abatement shall continue after the completion of Lessor's repairs and restoration for the reasonable period for Lessee to repair or replace Lessee's trade fixtures, alterations and utility installations, but not to exceed thirty (30) days from the completion of Lessor's repair and restoration; provided, however, the thirty (30) day period after completion of Lessor's work may be extended up to an addition thirty (30) days to the extent the abatement does not exceed the proceeds from insurance required to be carried under Paragraph 8.3(b) applicable to, and received by Lessor with respect to, that additional thirty (30) day period."

        72. Addition to Paragraph 12.1(b). The following is added to Paragraph 12.1(b):

        "If Lessee is a public corporation whose stock is regularly traded on a national stock exchange, or is regularly traded in the over-the-counter market and quoted on NASDAQ, the provisions of this Paragraph 12.1(b) shall not apply to transfers of stock on those exchanges or markets."

        72. Notice before Late Charge Under Paragraph 13.4. Notwithstanding the provisions of 13.4, the six percent (6%) late charge described in Paragraph 13.4 shall not be imposed with respect to the first late payment in any calendar year unless the applicable payment due from Lessee is not received by Lessor or Lessor's designee within ten (10) days following written notice from Lessor that such payment was not received when due. Following the first such written notice from Lessor in any calendar year (and regardless of whether such payment is then received within such ten (10) day period), a late charge will be imposed without notice (as set forth in Paragraph 13.4) for any subsequent payment due to Lessor during such calendar year which is not received within ten (10) days of its due date.

        73. Addition to Paragraph 14. The following is added at the end of Paragraph 14:

        "If the amounts available to Lessor for restoration under the preceding sentence are inadequate to repair such damage to the Premises, Lessee may elect to contribute the amount of the shortfall. In the event Lessee does not elect to contribute the amount of the shortfall, Lessor may elect either to (a) fund the shortfall itself, in which event Lessor shall proceed with the repair and restoration, or (b) terminate this Lease."

        74. Addition to Paragraph 30.1. The following is added to the end of Paragraph 30.1:

        "Lessor hereby represents to Lessee that there are no Lenders holding any Security Device with respect to the Premises as of the date of the execution of this Lease."

        75.    Option to Terminate.

               75.1 Termination Date. Lessee shall have the option (the "Termination Option") to terminate this Lease as of the last day of the sixtieth
(60th) full calendar month of the initial Term (the "Termination Date"). This Termination Option is granted subject to the following terms and conditions:

               (a) Notice. Lessee shall give Lessor not less than two hundred seventy (270) days advance written notice of its election to exercise the Termination Option (i.e., notice must be given not later than the two hundred seventieth (270th) day prior to the Termination Date), time being of the essence; and

               (b) Termination Fee. Lessee pays to Lessor on or before the Termination Date, a cash termination payment (the "Termination Payment") in the amount of Seventy Thousand Seven Hundred Seventeen and 92/100 Dollars ($70,717.92); provided, however, (i) if on or before the Termination Date Lessor has leased the Premises to a new tenant, (ii) the new tenant leases the Premises from Lessor for the first and/or second month following the Terminate Date and (iii) Lessor receives rent from the new tenant applicable to the first and/or second month following the Termination Date Lessor shall refund to Lessee the New Tenant Rent (as defined below). The New Tenant Rent shall equal the rent Lessor receives from the new tenant that is applicable to the first and/or second month after the Termination Date. In no event shall the refund to Lessee exceed the amount of the Termination Payment. Notwithstanding the foregoing, if the new tenant is an assignee or sublessee of Lessee, no Termination Payment shall be payable by Lessee to Lessor.

               75.2 Terms. If Lessee timely and properly exercises the Termination Option, all rent payable under this Lease shall be paid through and apportioned as of the Termination Date (in addition to payment by Lessee of the Termination Payment); neither party shall have any rights, liabilities, or obligations under this Lease for the period accruing after the Termination Date, except those which, by the provisions of this Lease, expressly survive the expiration or termination of the term of this Lease; Lessee shall surrender and vacate the Premises and deliver possession thereof to Lessor on or before the Termination Date in the condition required under this Lease for surrender of the Premises (except Lessor shall accept the Premises in "as is" condition if the new tenant was an assignee or sublessee of Lessee); and at Lessor's option, Lessee shall enter into a written agreement reflecting the termination of this Lease upon the terms provided for herein, which agreement shall be executed within thirty (30) days after Lessee exercises the Termination Option.

                   ADDENDUM TO STANDARD INDUSTRIAL/COMMERCIAL
                       MULTI-TENANT LEASE -- MODIFIED NET
                                 BY AND BETWEEN
        BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION ("LESSOR")
                                       AND
                 PACIFIC SUNWEAR OF CALIFORNIA, INC. ("LESSEE")
                            DATED SEPTEMBER 30, 1997


49.     COMMENCEMENT DATE:

        Lessor and Lessee agree that the estimated Commencement Date shall be December 15, 1997 ("Estimated Commencement Date"). The actual Commencement Date shall be the earlier of (i) the date Lessee occupies the Premises for its business purposes (which shall include without limitation the storage of inventory) or (ii) the later of (a) the Estimated Commencement Date or (b) the date the Base Lessee Improvements, the Lessee Improvements and the Additional Lessee Improvements (collectively, the "Total Lessee Improvements") are substantially completed; provided that such date shall be accelerated by one day for each day that substantial completion of the Total Lessee Improvements is delayed by Lessee's Delays. The term of the Lease shall expire on the date (the "Expiration Date") that is the last day of the calendar month in which the tenth anniversary of the Commencement Date falls, subject to extension pursuant to Paragraph 54 of this Lease.

50.     TERM:

        The Term of the Lease shall commence on the Commencement Date, and shall continue, subject to earlier termination as provided herein, until the Expiration Date. In the event permission is given to Lessee to enter or occupy all or a portion of the Premises prior to the Commencement Date, such occupancy shall be subject to all of the terms and conditions of this Lease, except that if such entry is pursuant to Paragraph 52, Lessee shall not be obligated to pay Base Rent and any other amount payable by Lessee under this Lease.

        Lessor shall use all reasonable efforts to make the Premises available on the Estimated Commencement Date. If for any reason, however, Lessor cannot deliver possession of the Premises to Lessee on said date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder or extend the Term hereof; but in such case, Lessee shall not be obligated to pay rent or perform any other obligations of Lessee under the terms of this Lease, except as may be otherwise provided in this Lease, until the Commencement Date shall have occurred. If, however, the Commencement Date shall not have occurred on or before February 3, 1998 for any reason, other than Lessee's Delays (defined below) or any reason beyond the reasonable control of Lessor, Lessee shall receive an offset of Base Rent for each day after such date that the Commencement Date shall not have occurred. Such date will be adjusted forward for each day that substantial completion of the Total Lessee Improvements is delayed by Lessee's Delays. For purposes of this Paragraph 50, Lessor's inability to obtain a building permit within 14 business days after receipt of Lessee's interior construction drawings shall be deemed a delay for a reason beyond the reasonable control of Lessor.

        If the Commencement Date shall not have occurred on or before May 1, 1998 for any reason, other than Lessee's Delays or any reason beyond the reasonable control of Lessor, Lessee may, at its option, by notice in writing to Lessor within 10 days after that date, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided further, however, that if such written notice of Lessee is not received by Lessor within said 10-day period, Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect.

51.     SUBSTANTIAL COMPLETION:

        The work to be performed by Lessor under this Lease shall be deemed substantially completed on the date on which all of the following shall have been satisfied: (a) all work required for an Occupancy Permit shall have been completed and it is legally permissible to occupy the Premises, (b) all work to be performed by Lessor under Paragraph 55 shall have been completed to the extent that the Premises can be used by Lessee without material interference with the operations of its business, excluding punchlist items or other noncritical elements of the Lessee Improvements, and (c) all mechanical systems in the Premises are in good operating order.

52.     EARLY ACCESS:

        Lessor shall, subject to the following terms and conditions, permit Lessee, and Lessee's agents, to enter the Premises during the seventy-five (75) day period prior to the Estimated Commencement Date:

        (a) Lessee shall give Lessor reasonable prior written notice of such access to the Premises, which notice must contain or be accompanied by: (i) a description and schedule for the work to be performed in the Premises; (ii) the names and addresses of all contractors performing such work; (iii) copies of all contracts pertaining to the performance of such work; (iv) copies of all licenses and permits required in connection with the performance of such work; and (v) certificates of insurance and instruments of indemnification against all claims, costs, expenses, damages, suits,




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
               fines, penalties, actions, causes of action, and liabilities which may arise in connection with such work. Each of the foregoing shall be subject to Lessor's approval, which approval shall not be arbitrarily withheld. Notwithstanding the foregoing, Lessor agrees not to unreasonably withhold its consent with respect to Items (i) through (v) of this Paragraph 52(a) related to the installation by SDI Industries of Lessee's material handling system in the distribution center portion of the Premises.

        (b)    Such early access is subject to reasonable scheduling by Lessor.

        (c) Lessee's agents, contractors, workers, mechanics, suppliers, and invitees must work in harmony and not interfere with Lessor and Lessor's contractor in doing work in the Premises, in other premises, and common areas of the Building, and in the general operation of the Building. If at any time such entry shall cause or threaten to cause disharmony or interference, including labor disharmony, Lessor may withdraw its permission upon written notice to Lessee.

        (d) In the event that Lessor's work in the Premises and Lessee's work in the Premises (pursuant to the permission granted herein) progress simultaneously, Lessor shall not be liable for injury to any person or for damage to any property of Lessee, Lessee's employees, agents, licensees, or invitees, from any cause whatsoever, occurring upon or about the Premises, and Lessee shall indemnify and save Lessor harmless from any and all liability and claims arising out of or connected with any such injury or damage. Lessee will not permit any lien on any part of the Building allegedly resulting from any work or materials furnished or obligations incurred by or for Lessee. Lessee will discharge any such lien of record immediately upon its filing.

        (e) Lessee agrees that it is liable to Lessor for any damage to the Premises or to any portion of the work in the Premises caused by Lessee or any of Lessee's employees, agents, licensees, or invitees.


53.     BASE RENT:

        Commencing on the Commencement Date, the Base Rent payable by Lessee to Lessor during the Term of this Lease shall be as follows:

================================================================================
         MONTHS               PER SQ. FT. NNN                PER MO. NNN
         ------               ---------------                -----------
                                                          *BASED ON SQ. FT.
        -------------------------------------------------------------------
         1 - 2                       0(cent)                     $ 0
         3 - 30                     37(cent)                  $65,230.63
        31 - 60                    40.7(cent)                 $71,753.69
        61 - 90                    44.77(cent)                $78,929.06
        91 - 120                   49.25(cent)                $86,827.26
================================================================================

        The obligation to pay Base Rent shall be abated for the first two (2) months of the Term of this Lease. All other terms of this Lease, however, including but not limited to the obligations to pay Lessee's Share of Common Area Operating Expenses, together with the insurance required by Paragraph 8, and the amount of any monthly amortized Additional Lessee Improvement Allowance, shall be in effect during such period.

54.     OPTION TO EXTEND:

        54.1 Grant of Option. Lessee shall have the right, but not the obligation, to extend the Term of this Lease for two (2) additional periods of five (5) years each (the "Extension Period"), provided that the following criteria are met:

               (a) Lessee is not in default under any provision of this Lease beyond any applicable cure periods either (i) as of the date the "Extension Notice" (as defined below) is delivered to Lessor or (ii) as of the date of the commencement of the Extension Period; and

               (b) Lessee has not assigned or subleased any portion of the Premises other than as permitted by Paragraph 12 of this Lease.

        54.2 Exercise of Option. Lessee may exercise its right to extend the Term only by delivering written notice to Lessor of Lessee's desire to so extend the Term no later than six (6) months nor earlier than nine (9) months prior to the commencement of the Extension Period ("Lessee's Notice"), subject to the Monthly Base Rent determination by Lessor in accordance with Paragraph 54.3.

        54.3 Monthly Base Rent for Extension Period. Within thirty (30) days of Lessor's receipt of Lessee's Notice, Lessor shall deliver written notice to Lessee which shall provide for Monthly Base Rent for the Extension Period equal to 95% of an amount equal to the fair market rental (the "Fair Market Rent") for the Premises determined by Lessor according to the rental then being charged




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               for comparable space in comparable deals in buildings of similar size and construction in Anaheim, Yorba Linda and Fullerton (the "Market Rent Notice"). In determining comparable space, appropriate consideration shall be given to the level and type of improvements contained in the Premises and the use of the Premises as a corporate headquarters for the lessee. "Comparable deals" shall mean leases which are approximately as long, and commencing at approximately the same time, as the applicable Extension Period. "Comparable deals" shall not include any transactions where the lessor of the subject building is in default under its mortgage or other indebtedness, or is currently, or has within the prior 12 months been involved in foreclosure proceedings on the applicable building. "Comparable deals" shall also exclude transactions which are subleases or whereby the lessee has some form of equity participation in the deal. Notwithstanding the foregoing, in no event shall the Monthly Base Rent for the Extension Period be less than the sum of (a) the Monthly Improvement Payment (as defined below) and (b) Base Rent payable by Lessee for the month prior to the commencement of the Extension Period. In the event that Lessee notifies Lessor in writing, on or before the 20th business day following any Market Rent Notice, that Lessee disagrees with the applicable determination, Lessor and Lessee shall negotiate in good faith to resolve such dispute within 10 business days thereafter (The 30th business day after any Market Rent Notice is referred to herein as the "Outside Agreement Date.") If not resolved by the Outside Agreement Date each party shall submit to the other its determination of Fair Market Rent and the dispute shall be submitted to arbitration in accordance with the following paragraph titled "Arbitration Procedures." Until any such dispute is resolved, any applicable payments due under this Lease shall correspond to Lessor's determination and, if Lessee's determination becomes the final determination, Lessor shall refund any overpayments to Lessee, within 5 business days following the final resolution of the dispute.

        54.4   Arbitration Procedures.

                             (i) Lessor and Lessee shall each appoint one
               arbitrator who shall by profession be a real estate broker who shall have been active over the 5-year period ending on the date of such appointment in the leasing of properties similar to the Premises in Anaheim, Yorba Linda and Fullerton. The determination of the arbitrators shall be limited solely to the issue of whether Lessor's or Lessee's submitted Fair Market Rent for the Premises is the closest to the actual Fair Market Rent for the Premises as determined by the arbitrators, taking into account the requirements of this subparagraph regarding the same. Each such arbitrator shall be appointed within 15 days after the Outside Agreement Date. Lessor and Lessee may not consult with either such arbitrator prior to resolution.

                            (ii) The two arbitrators so appointed shall within
               15 days of the date of the appointment of the last appointed arbitrator, meet and attempt to reach a decision as to whether the parties shall use Lessor's or Lessee's submitted Fair Market Rent, and shall notify Lessor and Lessee of their decision, if any.

                           (iii) If the two arbitrators are unable to reach a
               decision, the two arbitrators shall, within 30 days of the date of the appointment of the last appointed arbitrator, agree upon and appoint a 3rd arbitrator who shall be a broker who shall be qualified under the same criteria set forth hereinabove for qualification of the initial 2 arbitrators.

                            (iv) The 3 arbitrators shall, within 30 days of the
               appointment of the 3rd arbitrator, reach a decision as to whether the parties shall use Lessor's or Lessee's submitted Fair Market Rent, and shall notify Lessor and Lessee thereof.

                             (v)  The decision of the majority of the 3
               arbitrators shall be binding upon Lessor and Lessee.

                            (vi) If either Lessor or Lessee fails to appoint an
               arbitrator within 15 days after the Outside Agreement Date, the arbitrator appointed by one of them shall reach a decision, notify Lessor and Lessee thereof, and such arbitrator's decision shall be binding upon Lessor and Lessee.

                           (vii) If the 2 arbitrators fail to agree upon and to
               appoint a 3rd arbitrator, then the appointment of the 3rd arbitrator shall be dismissed, and the matter to be decided shall be forthwith submitted to arbitration under the provisions of the American Arbitration Association, but subject to the instructions set forth in this Lease.

                          (viii) The cost of arbitration shall be paid by Lessor
               and Lessee equally.

               Upon determination of the Fair Market Rent, Lessor shall prepare and deliver to Lessee an amendment to this Lease (the "Extension Amendment") which provides for the extension of the Term pursuant to the provisions hereof with a Monthly Base Rent equal to 95% of the Fair Market Rent.





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        54.5   Time of the Essence. Time shall be of the essence regarding all the periods set forth above for the exercise of the option and execution of the Extension Amendment. The failure of Lessee to timely exercise the option as provided in Paragraph 54.2 and 54.3 above shall cause this option to automatically cease and terminate and, in such event, this Lease shall terminate without extension.

        54.6 Non-Transferable Option. The option granted herein is granted solely to Lessee and is not assignable or transferable and any attempt to assign or transfer this option shall be void and of no force or effect; excluding, however, any permitted assignment as provided in Paragraph 12 of this Lease.

55.     LESSEE IMPROVEMENTS:

        55.1 Approved Plans and Schedule. Lessor shall, at its sole cost and expense, construct the Base Lessee Improvements and the Lessee Improvements and subject to reimbursement of Lessor by Lessee pursuant to Paragraph 55.4, the Additional Lessee Improvements, pursuant to interior construction drawings sufficient to permit accurate bidding by the contractors ("Approved Plans") prepared by Lessee and approved by Lessor and described on Exhibit "B." Lessor acknowledges receipt of Lessee's space plan on August 11, 1997, and Lessee's interior construction drawing on September 17, 1997, and approval thereof. Lessee may select its own interior architect. The Lessor and the Project Manager (as defined below) shall obtain bids from Oltmans Construction, Snyder Langston and two other qualified contractors selected by Lessor for construction of the work provided for under this Paragraph 55. The Project Manager shall provide Lessee with copies of the bids received from each of the contractors and will make reasonable efforts to consult with Lessee with respect to negotiating with the contractor selected by Lessor the portions of the contract relating to the office improvements, and during the bidding process and construction period.

        55.2 Base Lessee Improvements. Lessor shall, at its sole cost and expense, construct the following improvements to the Premises (the "Base Lessee Improvements"):

               (a) Upgrade the sprinkler system in the southwest high bay warehouse area of the Premises; provided, however, that in no event shall Lessor be required to spend in excess of $20,000, and any cost that exceeds such amount shall be paid by Lessee out of the Additional Lessee Improvement Allowance;

               (b) Reconfigure the parking area of the Industrial Center in accordance with a plan prepared by Lessor and approved by Lessee ("Parking Plan") to provide Lessee with 350 parking spaces.

               (c)    Repaint the exterior of the Building.

               (d) Demise the Premises from the easterly, adjacent space consisting of approximately 90,664 square feet ("Adjacent Space") of the Building in accordance with Exhibit "A," provided that Lessee shall be responsible for the cost of any alterations to the existing security system resulting from demising the Building, and the cost of any repair or upgrades to such security system requested by Lessee; provided, however, that Lessor shall use reasonable efforts, at no additional cost to Lessor, to preserve intact and not damage the existing security system. Any cost of the alterations of the existing security system may be paid by Lessee out of the Additional Lessee Improvement Allowance.

               (e) Separate the utilities servicing the Premises to function independently of the Adjacent Space in the Building, including electrical, HVAC and lighting; and

               (f) Remove the existing racking system from the Premises no later than October 1, 1997, which shall remain Lessor's personal property.

        55.3 Lessee Improvements. Lessor shall, at its sole cost and expense, construct certain improvements in the Premises (the "Lessee Improvements") substantially in accordance with the Approved Plans and all applicable rules, regulations, laws or ordinances; provided, however, that in no event shall Lessor be required to spend in excess of $300,000 (the "Lessee Improvement Allowance") to build the Lessee Improvements. The cost of the Lessee Improvements that exceeds the amount of the Lessee Improvement Allowance shall be treated as a contribution by Lessor of a portion of the Additional Lessee Improvement Allowance under Paragraph 55.4. The Lessee Improvement Allowance may be used only for the cost of the Lessee Improvements as described in Paragraph
               55.5 below.

        55.4 Additional Lessee Improvements. Upon Lessee's request, Lessor shall construct certain additional improvements in the Premises (the "Additional Lessee Improvements") substantially in accordance with the Approved Plans, and all applicable rules, regulations, laws or ordinances. Lessor shall contribute up to $800,000 ("Additional Lessee Improvement Allowance") towards the costs of the Additional Lessee Improvements and any such amounts contributed will be repaid by Lessee, plus 10% interest per annum, in equal monthly installments amortized over the Term of the Lease (the




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               "Monthly Improvement Payment"). Such additional payments will be made at the same time and in the same manner as Rent under this Lease. Lessee shall be required to pay any costs in excess of the Additional Lessee Improvement Allowance within fifteen (15) days after receiving written notice from Lessor describing such excess costs.

        55.5 Lessee Improvement Allowance. The cost of the Lessee Improvements and Additional Lessee Improvements shall include the cost of all labor and materials for the construction and installation of the Lessee Improvements and Additional Lessee Improvements respectively; the cost of all permits, licenses and fees; all amounts paid to Lessor's contractors under and pursuant to contracts for the construction and installation of the Lessee Improvements and Additional Lessee Improvements respectively; all architectural, engineering, space planning and other consultants' fees; all amounts paid for mechanical drawings, plans, specifications, shop drawings, designs and layouts; and incidental costs related to the foregoing. The cost of Lessee Improvements and Additional Lessee Improvements shall not include, and Lessor shall not charge, any fees for Lessor's profit, overhead or supervision. The Lessee Improvement Allowance shall not include, and Lessee shall be responsible for, the cost to remove or alter the excess mezzanine area of the Premises. Lessee, at its option, may retain, alter, move or remove all or any portion of the mezzanine. At the expiration of the term, Lessee shall remove the mezzanine at Lessee's sole cost and expense.

        55.6 Lessee-Initiated Changes. Lessee shall be permitted to initiate changes in the design and construction requirements of the Lessee Improvements throughout the course of the construction of the Lessee Improvements. Said changes shall be incorporated by Lessor at actual cost, with a maximum fee mark-up by Lessor's general contractor limited to the general contract base fee percentage. Design/engineering reimbursements for Lessee-initiated changes shall be based upon design/engineering consultant actual costs including time and materials. All costs of Lessee-initiated changes requiring revisions, including engineering, estimating, coordination, layout, and printing of drawings, specification changes, and any other incidental expenses, shall be included in the cost of the Lessee Improvements and Additional Lessee Improvements respectively.

        55.7 Lessor's Obligations. Notwithstanding Paragraph 2.3, Lessor shall have no obligation to Lessee for defects in design, workmanship or materials, but shall use its reasonable best efforts to enforce the contractor's obligations therefor and shall, as appropriate under the terms of the Lease given the allocation of maintenance responsibility between Lessor and Lessee, assign to Lessee any manufacturer's warranties with respect to the work or the Premises.

        55.8 Work Done by Lessee. Any work done by Lessee in the Premises shall be done at Lessee's sole cost and expense in accordance with the terms of this Lease and only with Lessor's prior consent and in conformity with a valid building permit and all applicable rules, regulations, laws and ordinances. Any work done by Lessee shall be done in a good and workmanlike manner with good and sufficient materials, and shall be done only by contractors approved by Lessor. Lessor hereby approves of SDI Industries as Lessee's contractor and of SDI's subcontractors for the installation of a material handling system in the distribution center in the Premises during the early access period.

        55.9 Acceptance of Lessee Improvements. Lessee shall notify Lessor in writing of any items that Lessee deems incomplete or incorrect in order for the Premises to be acceptable to Lessee within ninety
               (90) days following completion of the Lessee Improvements and Additional Lessee Improvements. Lessee shall be deemed to have accepted the Premises as improved and to have approved construction if Lessee does not deliver such a list to Lessor within said number of days.

        55.10 Other Improvements. Lessor shall, at its sole cost and expense, be responsible to make any alterations to the Building (but not the Premises) during the Term of the Lease and any Extension Period, as and if required for compliance with the Americans with Disabilities Act ("ADA"), so long as such compliance is not a result of Lessee's specific use of the Building or Lessee's Alterations under Paragraph 7.3. With respect to the Premises, including, without limitation, the Base Lessee Improvements, the Lessee Improvements and Additional Lessee Improvements, any alterations to the bathroom, showers or elevator required by the ADA as interpreted and applied on the Commencement Date shall be made, at Lessor's sole cost and expense without deduction from the Lessee Improvement Allowance or the Additional Lessee Improvement Allowance. Any such alterations shall be separately itemized and priced by Lessor's contractor. Lessee shall, at its sole cost and expense, be responsible (a) to make any alterations to the Premises required due to any changes in the ADA, including without limitation the interpretation and application thereof, after the Commencement Date, or required due to Lessee's specific use of the Premises or due to any Alterations under Paragraph 7.3 performed by Lessee in the Premises after the Commencement Date, and (b) for the cost of any alterations to the Building required for compliance with the ADA arising out of Lessee's specific use of the Premises or due to any of Lessee's Alterations under Paragraph 7.3. The cost associated with any seismic retrofit of the Premises, as and if required, whether under current or future law, shall be the responsibility of Lessor except to the extent required due to the unique nature of Lessee's use, the Lessee




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
               Improvements, the Lessee Additional Improvements or Lessee's Alterations. Lessor's costs under this Paragraph 55.10 shall not be included in Lessee's Share of Common Area Expenses.

        55.11 Lessee Delays. If Lessor is delayed in substantially completing any work to be performed by Lessor under this Paragraph 55 as a result of any of the following circumstances or events ("Lessee Delays"), the Commencement Date shall not be deferred by reason of such delay:

               (a) Lessee's failure to furnish the space plan by August 11, 1997;

               (b) Lessee's failure to respond within one business day to any request of Lessor for additional information or approval as necessary in connection with the completion of the Total Lessee Improvements;

               (c) Lessee's failure to furnish interior construction drawings by September 17, 1997;

               (d) Lessee's request for any special, long-lead materials or installations as part of the Lessee Improvements or Additional Lessee Improvements; provided, however, that Lessor notifies Lessee of any such materials or installation within 10 days after receiving bids from the general contractor;

               (e) Lessee's changes in any drawings, plans, or specifications to the Approved Plans, including without limitation the time consumed at revising plans or in revising the Approved Plans by reason of Lessee's changes;

               (f) Any changes initiated by Lessee by reason of Lessee's disapproval of cost proposals or resulting in the preparation of revised cost proposals;

               (g)    Field changes to the construction work by Lessee;

               (h) The delivery, installation, or completion of any Lessee-finish work performed by Lessee's employees or agents;

               (i) The performance of any work done by Lessee, or any failure to complete or delay in completion of such work; or

               (j)    Any other act or omission of Lessee.

        55.12 Project Manager. The project manager for the Total Lessee Improvements shall be ZB Investment Company (the "Project Manager"). Lessee agrees to reimburse Lessor within 10 days after demand for Lessee's share of the cost of the Project Manager in the amount of $3,000.00 per month, not to exceed $21,000.00 in the aggregate. The Project Manager's duties shall include handling the bids pursuant to Paragraph 55.1, negotiating with the bidding contractors, assisting Lessor in selecting the contractor, negotiation of the terms of the contractor's contract, giving written notice to Lessee of potential Lessee Delays, and making final determinations of whether a Lessee Delay has occurred and of the extent of the Lessee Delay.

56.     FIRST RIGHT OF OFFER:

        No later than 30 days prior to commencing marketing for releasing (as defined below) the balance of the space in the Building that becomes available (as defined below) (the "Offer Space"), Lessor shall first offer to lease such space to Lessee by a written notice (a "First Offer Notice") Lessee thereupon shall have the right ("ROFO") to lease all of the Offer Space at the ROFO Fair Market Rent (as defined below) for the remaining term of the Lease (including the option to extend pursuant to Paragraph 54 at the Monthly Base Rent as determined therein for the applicable Extension Period). The ROFO shall be exercised by Lessee notifying Lessor, within ten days after Lessee's receipt of the First Offer Notice, of Lessee's exercise of its right to lease such Offer Space upon the terms set forth herein. If Lessee so notifies Lessor, Lessor shall deliver the Offer Space to Lessee upon the date such space is available and shall prepare an amendment to this Lease adding the Offer Space to the Premises on the date of delivery on the terms set forth herein, which amendment shall be delivered to Lessee promptly after exercise and executed by Lessee within 15 days after Lessee's receipt of same from Lessor. For purposes of this Paragraph 56, ROFO Fair Market Rent shall mean the monthly Base Rent then being charged for comparable space and comparable deals in buildings of similar size and construction in Anaheim, Yorba Linda and Fullerton. In determining comparable space, appropriate consideration shall be given to the level and type of improvements contained in the Offer Space. "Comparable deals" shall mean leases which are approximately as long, and commencing at approximately the same time, as the leasing of the Offer Space through the end of the initial term. "Comparable deals" shall not include any transactions where the lessor of the subject building is in default under its mortgage or other indebtedness, or is currently, or has within the prior 12 months been involved in foreclosure proceedings on the applicable building. "Comparable deals" shall also exclude transactions which are subleases or whereby the Lessee has some form of equity participation in the deal. Lessor shall give Lessee notice in writing within 30 days after Lessee's exercise of the ROFO of the ROFO Fair Market Rent (the "ROFO Market Rent Notice"). In the event the Lessee notifies Lessor in writing, on or before the 20th business day following the ROFO Market Rent Notice, that Lessee disagrees with the




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
        applicable determination, Lessor and Lessee shall negotiate in good faith to resolve such dispute within 10 business days thereafter (the 30th business day after any ROFO Market Rent Notice is referred to herein as the "ROFO Outside Agreement Date.)" If not resolved by the ROFO Outside Agreement Date, each party shall submit to the other its determination of ROFO Fair Market Rent and the dispute shall be submitted to arbitration in accordance with Paragraph 54.4 with the following modifications: (i) the word "ROFO" is inserted before the words "Fair Market Rent" and "Outside Agreement Date" each place they appear, (ii) the words "Offer Space" are substituted for the word "Premises" each place it appears, and (iii) the last sentence of Paragraph 54.4 is deleted. Until any dispute as to ROFO Fair Market Rent is resolved, any applicable payments due under this Lease shall correspond to Lessor's determination and, if Lessee's determination becomes the final determination, Lessor shall refund any overpayments to Lessee, within 5 business days following the final resolution of the dispute. Lessor shall be deemed to be "releasing" any such Offer Space when the first lease of such Offer Space entered into within the first year after the Commencement Date terminates and the Offer Space becomes available. The Offer Space shall be deemed to be "available" as of any date only to the extent it has not been subject to or comprised of expansion option, first offer, or a lease to an existing tenant in occupancy of such space, unless such tenant has specified in writing that it has no interest in re-leasing such space. In event that Lessee does not timely accept the offer contained in any Offer Notice, or in the event that Lessee accepts any such offer but Lessee does not execute an amendment within 15 days after Lessee's receipt of same from Lessor which adds such Offer Space to the Premises, Lessor shall have the right to lease such Offer Space to any other person on any terms and Lessee shall have no further rights under this Paragraph. The provisions of Paragraph 39 are applicable to this right of first offer. In addition, Lessee shall have no rights to exercise its ROFO rights during any period in which it is not in occupancy of 100% of the Premises or in which an assignment of this Lease or a sublease of the Premises is in effect.

57.     TRAILER STORAGE; RESERVED PARKING:

        Lessee may store trailers overnight within the loading area outlined in Exhibit "A" next to the loading docks of the Premises, subject to Paragraph 40. The location of the Reserved Parking Spaces shall be designated by Lessor, subject to Lessee's approval, which shall not be unreasonably withheld or delayed.


58.     CONDITIONS, COVENANTS AND RESTRICTIONS:

        Lessor shall provide Lessee a copy of any conditions, covenants and restrictions that may be of record in connection with the Industrial Center.


59.     HAZARDOUS SUBSTANCES:

        To the best of Lessor's current actual knowledge, without inquiry or investigation, there is no asbestos nor any other Hazardous Substances including, but not limited to, radon gas, PCBs, lead base paint, ground water contamination, industrial, radioactive or chemical waste, urea-formaldehyde insulation, and underground storage tanks on or under, or within the Industrial Center in violation of applicable law.

        In addition to the terms of Paragraph 6.2, Lessee shall disclose to Lessor in writing whether any Hazardous Substances will be used, stored or disposed in the Premises, which disclosure shall include an inventory of such substances, and provide a use, storage and disposal plan for the handling of such substances. Lessor may disapprove of the use, storage and/or disposal of such substances within the Premises at Lessor's sole discretion.


        Lessor shall retain the responsibility and pay for any investigations or remediation measures required by governmental entities having jurisdiction with respect to the existence of Hazardous Substances on the Premises or the Building which are not brought on to the Premises, Building or Common Areas by Lessee. Lessee shall fully cooperate in any such activities at the request of Lessor, including allowing Lessor and Lessor's agents to have reasonable access to the Premises at reasonable times in order to carry out Lessor's investigative and remedial responsibilities. The costs incurred by Lessor for such investigation and remediation shall not be included in Lessee's Share of Common Area Operating Expenses. Any liability of Lessor with respect to this covenant shall be satisfied only out of Lessor's interest and estate in the Premises and Building, and Lessor shall have no personal liability beyond such interest and estate with respect to such obligations. This covenant shall be of no further force or effect with respect to Bank of America National Trust and Savings Association from and after its sale of the Premises and Building.

60.     ASSIGNMENT AND SUBLETTING:

        The parties agree that it would be reasonable for Lessor to condition its consent to any proposed assignment or sublease on Lessee's agreement to pay to Lessor 50% of rent received from the assignee or sublessee by Lessee in excess of the rent payable by Lessee pursuant to this Lease after deducting any direct expenses incurred by Lessee in connection with such assignment or sublease including, but not limited to, any changes, alterations and improvements to the Premises, and any brokerage commissions, and on Lessee's payment to Lessor of 50% of all other consideration given, directly or indirectly, by the assignee or sublessee to Lessee in consideration of any such assignment or sublease. It is the intention of Lessor and




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        Lessee that the foregoing provisions shall apply to any consideration received by Lessee from sub- sublessees or future assignees, regardless of the number of levels thereof. Any rent or other consideration which is to be paid to Lessor by Lessee pursuant to this paragraph shall be paid promptly upon receipt by Lessee.

61.     ADDITIONAL PERMITTED USES (PARAGRAPH 1.8):

        The Permitted Uses shall also include any other use permitted by Applicable Laws; provided that Permitted Uses shall exclude any use which (a) violates any certificate of occupancy in force for the Premises, the Building or any part thereof, (b) causes or is likely to cause damage to the Building or any part thereof or any equipment, facilities or other systems therein; (c) constitutes a violation of law;
        (d) violates a requirement or condition of the standard fire insurance policy issued for the Buildings, (e) impairs the character, reputation, image or appearance of the Building; (f) impairs the proper and economic maintenance, operation or repair of the Building or any part thereof;
        (g) constitutes a nuisance, annoyance or inconvenience to other lessees or occupants of the Building or interferes with or disrupts the use or occupancy of any area of the Building (other than the Premises) by other lessees or occupants; (h) interferes with the transmission or reception of microwave, television, radio or other communications signals by antennae located on the roof or elsewhere in the Building; (i) results in repeated demonstrations, bomb threats or other events which require evacuation of any part of the Building or otherwise disrupt the use, occupancy or quiet enjoyment thereof by other lessees and occupants, or
        (j) involves the use of any part of the Premises for: (1) a restaurant or bar; (2) the storage, manufacture or sale of food, beverages, liquor, tobacco in any form or drugs (except that Lessee may maintain vending machines for the use of its officers, employees and invitees and except that Lessee's officers and employees may bring food, beverages, tobacco and medicine onto the Premises for their personal and lawful consumption); (3) the storage, use, treatment, manufacture or sale of Hazardous Substances (as defined below); (4) the business of photocopying or offset printing (but Lessee may use part of the Premises for photocopying or offset printing for its own business); (5) medical or dental offices or laboratories; (6) a school or classroom; (7) the retail sale or auction of merchandise, goods or property of any kind; or
        (8) cooking (except that Lessee may maintain coffee or lunch rooms with coffee makers and microwave ovens for the exclusive use of Lessee's officers, employees and invitees), lodging or sleeping. No noise, vibration or odor shall be permitted to escape from the Premises.

62.     ADDITION TO END OF PARAGRAPH 2.10:

        Lessor agrees to exercise its rights under this Paragraph 2.10 in a manner designed to minimize to the extent reasonably possible interference with Lessee's business and consistent with the practices of owners of similar parks in the Anaheim area. No capital expenditures for changes to the Common Areas pursuant to Paragraphs 2.10(a), (c), (d) or
        (f) shall be included in Common Area Operating Expenses for purposes of this Lease.

63.     AUDIT RIGHT AND ADDITIONS TO PARAGRAPH 4.2:

        The following is added to the end of Paragraph 4.2:

               "(e) In the event of any dispute as to the amount of Operating Expenses as set forth in Lessor's statement of Operating Expenses delivered to Lessee, Lessee shall have the right, after reasonable notice and at reasonable times within one year after the final statement for such Operating Expenses is delivered to Lessee, to inspect and photocopy (at Lessee's expense) Lessor's accounting records with respect to Lessee's Share of Operating Expenses. If, after such inspection and photocopying, Lessee still disputes the amount of Operating Expenses as set forth in Lessor's statement, Lessee shall be entitled to retain an independent certified public accountant reasonably approved by Lessor to audit Lessor's records to determine the proper amount of such Operating Expenses and the proper amount payable by Lessee pursuant to this Lease. Lessee agrees to pay the cost of such audit, provided that Lessor shall pay such cost if the audit reveals that Lessor's determination of Operating Expenses as set forth in Lessor's statement overstated Operating Expenses by 5% or more. Lessor shall be required to maintain records of all Operating Expenses for one year after the final statement for such Operating Expenses. If such audit reveals an overstatement or understatement of Operating Expenses, the amount of the differential shall be promptly reimbursed to Lessee by Lessor or paid by Lessee to Lessor, as the case may be."

               (f) Lessor may not submit a statement to Lessee demanding increased rents representing increased Common Area Operating Expenses if more than twelve months have elapsed since the end of the calendar year in which the increased Common Area Operating Expenses were paid or incurred unless the increased Common Area Operating Expenses relate to adjustments in Real Property Taxes."

               (g) For the purposes of determining the amount to be included in Common Area Operating Expenses with respect to capital improvements, costs of the capital improvements shall be amortized over the useful life of such improvements on a straight line basis, including imputed interest at the prime rate charged by the largest state chartered bank in California plus 2% per annum."





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               (h) "Lease Year" means each consecutive twelve (12) month period during the term of the Lease; provided that the first Lease Year shall commence on the Commencement Date and end on the last day of the eleventh month thereafter, the second and each succeeding Lease Year shall commence on the first day of the next calendar month and the last Lease Year shall end on the Expiration Date. The actual fees incurred by Lessor for management and administration of the Industrial Center shall be included in Common Area Expenses; provided that the maximum amount for property management that may be included in Common Area Operating Expenses in any Lease Year (the "Measurement Year") shall equal the Management Fee Cap (as defined below). As used in this Paragraph "Management Fee Cap" initially means $0.09 per square foot. On the first day of the second Lease Year and every succeeding Measurement Year during the term of the Lease the Management Fee Cap shall be increased by the lesser of (i) the percentage increase in the CPI (as defined below) for the first full calendar month of the Measurement Year as compared to the CPI for the first full calendar month of the prior Lease Year or
               (ii) 5%. The Management Fee Cap calculated for any Lease Year pursuant to the foregoing shall be prorated on an actual day basis for any Lease Year that is less than 12 full calendar months. As used herein the term "CPI" means the Consumer Price Index of the Bureau of Labor Statistics of the U.S. Department of Labor for Urban Wage Earners and Clerical Workers, Los Angeles-Anaheim-Riverside, California (1982- 1984=100), "all items". In the event the compilation and/or publication of the CPI shall be transferred to any other governmental department of bureau or agency or shall be discontinued, then the index most nearly the same as the CPI as determined by Lessor shall be used to make such calculation."

64.     INTEREST ON SECURITY DEPOSIT UNDER PARAGRAPH 5:

        The Security Deposit held by Lessor shall bear interest during each calendar year for the benefit of Lessee at a rate equal to the rate paid from time to time on Bank of America one year certificates of deposit issued on the first business day of such calendar year. Lessee shall pay all Federal and State income taxes attributable to that interest. Provided no Default exists under the Lease, Lessor shall disburse to Lessee the accrued interest on the Security Deposit during each calendar year or credit Lessee's obligation to pay Base Rent in a like amount within 15 days after the expiration of such calendar year. The attorneys' fees against which the Security Deposit may be applied as provided in Paragraph 5 of the printed portion of the Lease shall be limited to those attorneys' fees determined by a court or admitted in writing by Lessee to be due and owing Lessor from Lessee.

65.     ADDITION TO SECTION 6.2:

        The following Section 6.2(d) is added to the Lease:

               "(d) Notwithstanding anything to the contrary in this Lease, Lessee shall not be liable to Lessor under this Lease for any cost associated with Hazardous Substances, if any, to the extent that the Hazardous Substances existed on the Premises prior to the date of this Lease and were not brought on to the Premises by Lessee, its agents, employees, contractors, subcontractors, licensees or invitees.

66.     NOTICE OF ENTRY:

        Notwithstanding anything to the contrary in Paragraphs 6.4 or 32, except in the case of emergency or during periods in which Lessee is in default under this Lease, Lessor shall give Lessee notice in advance of Lessor's intent to enter the Premises and such entry shall be made during Lessee's business hours.

67.     ADDITION TO END OF PARAGRAPH 7.1(B):

        The following is added at the end of Paragraph 7.1(b):

               "not to exceed the costs for those services generally charged in the area where the Premises are located for comparable services to comparable buildings."

68.     ADDITION TO END OF PARAGRAPH 7.2:

        The following is added at the end of Paragraph 7.2:

               "The cost of painting the exterior of the Building (after the initial exterior painting provided for in Paragraph 55) shall be a Common Area Operating Expense and shall be treated as a capital expenditure for purposes of amortization under Paragraph 4.2(g)."

69.     LIMITATION ON PARAGRAPH 7.3:

        With respect only to the portion (the "Warehouse Area") of the Premises other than the office areas, Lessor's prior approval shall not be required with respect to any Alterations by Lessee provided that such Alterations (a) are not visible from the outside of the Premises, (b) do not involve puncturing, relocating or removing the roof or any existing walls, or changing or interfering with the fire sprinkler or fire detection systems, (c) do not involve the plumbing, electrical or HVAC systems in the Premises, and (d) do not involve the




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        structural elements of the Building. Notwithstanding the last sentence of Paragraph 7.3(b), Lessor agrees not to require a lien and completion bond unless Lessor believes it is reasonably necessary to protect Lessor given the cost, nature and extent of the work and the parties responsible for the performance and payment therefor.

70.     ADDITION TO PARAGRAPH 7.4(B):

        The following is added at the end of Paragraph 7.4(b):

               "Prior to commencing any addition, alteration or improvement, Lessee may request that Lessor waive Lessee's obligation to remove such addition, alteration or improvement at the end of the term. Any such waiver must be in writing and shall only apply to the additions, alterations or improvements described therein. Notwithstanding anything to the contrary in Paragraph 7.4, (a) Lessee shall not be required to remove any of the improvements to the office area of the Premises made by Lessor at the commencement of the term, and (b) Lessee shall remove all Alterations and Trade Fixtures from the Warehouse Area at the expiration or earlier termination of this Lease."

71.     ADDITION TO END OF PARAGRAPH 8.3(A):

        The following is added at the end of Paragraph 8.3(a):

               "The Lessor may, but shall not be obligated to, maintain earthquake insurance. In the event Lessor maintains earthquake insurance, the cost of that insurance shall be included as a Common Area Operating Expense; provided that the maximum amount of earthquake insurance premiums that may be included in the Common Area Operating Expenses in any Lease Year shall be $0.26 per square foot. The maximum amount calculated for any Lease Year pursuant to the foregoing shall be prorated on an actual day basis for any Lease Year that is less than 12 full calendar months. "

72.     ADDITION TO END OF PARAGRAPH 8.5:

        The following is added at the end of Paragraph 8.5:

               "Lessee shall be permitted to provide the insurance required under this Lease by obtaining a blanket policy or policies to be maintained by Lessee. The coverages afforded to Lessee and Lessee's Lenders under this Lease shall in no way be limited, diminished or reduced under such blanket policy or policies."

73.     ADDITION TO PARAGRAPH 9.2:

        The following is added at the end of Paragraph 9.2:

               "Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3 rather than Paragraph 9.2 in the event there is any shortage of insurance proceeds."

74.     ADDITION TO PARAGRAPH 9.6.(A):

        The following is added after the first sentence of Paragraph 9.6(a):

               "The period of abatement shall continue after the completion of Lessor's repairs and restoration for the reasonable period for Lessee to repair or replace Lessee's trade fixtures, alterations and utility installations, but not to exceed 30 days from the completion of Lessor's repair and restoration; provided, however, the 30-day period after completion of Lessor's work may be extended up to an additional 30 days to the extent the abatement does not exceed the proceeds from insurance required to be carried under Paragraph 8.3(b) applicable to, and received by Lessor with respect to, that additional 30-day period."

75.     ADDITION TO PARAGRAPH 12.1(B):

        The following is added to Paragraph 12.1(b):

               "If Lessee is a public corporation whose stock is regularly traded on a national stock exchange, or is regularly traded in the over-the-counter market and quoted on NASDAQ, the provisions of this Paragraph 12.1(b) shall not apply to transfers of stock on those exchanges or markets."





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76.     SUBSTITUTION FOR PARAGRAPH 13.3:

        The following is substituted for Paragraph 13.3:

               "Upon the occurrence of a Breach (as defined in Paragraph 13.1) of this Lease by Lessee, an amount shall be due and payable by Lessee to Lessor equal to (A) (a) the sum of (i) the Lessee Improvement Allowance, (ii) the value of free Base Rent (i.e., the Base Rent stated in Paragraph 53 to be abated) multiplied by
               (b) a fraction the numerator of which is the number of months remaining in the initial term of the Lease on the date of the termination of the Lease and the denominator of which is 120, plus (B) the unamortized portion of the Additional Lessee Improvement Allowance then remaining unpaid, with such amortization being made in the same manner as the Monthly Improvement Payment has been calculated under Paragraph 55.4 of this Lease."

77.     NOTICE BEFORE LATE CHARGE UNDER PARAGRAPH 13.4:

        Notwithstanding the provisions of 13.4, the 6% late charge described in Paragraph 13.4 shall not be imposed with respect to the first late payment in any calendar year unless the applicable payment due from Lessee is not received by Lessor or Lessor's designee within 10 days following written notice from Lessor that such payment was not received when due. Following the first such written notice from Lessor in any calendar year (and regardless of whether such payment is then received within such 10-day), a late charge will be imposed without notice (as set forth in Paragraph 13.4) for any subsequent payment due to Lessor during such calendar year which is not received within 10 days of its due date.

78.     ADDITION TO PARAGRAPH 14:

        The following is added at the end of Paragraph 14:

               "If the amounts available to Lessor for restoration under the preceding sentence are inadequate to repair such damage to the Premises, Lessee may elect to contribute the amount of the shortfall. In the event Lessee does not elect to contribute the amount of the shortfall, Lessor may elect either to (a) fund the shortfall itself, in which event Lessor shall proceed with the repair and restoration, or (b) terminate this Lease."

79.     SUBSTITUTION FOR PARAGRAPH 15.2:

        The following is substituted for Paragraph 15.2:

                      "Additional Terms. Unless Lessor and Lessee's Broker have
               otherwise agreed in writing, Lessor agrees that if Lessee's Broker is a procuring cause of any Lease of other space in the Building other than the Premises and Lessee's Broker provides Lessor with the written agreement of Lessee and Lessee's Broker designating Lessee's Broker as the exclusive representative and agent of Lessee with respect to the lease of that expansion space, then Lessor shall pay Lessee's Broker a brokerage fee in connection with that expansion equal to 2 1/2% of the Base Rent payable during the first five years of the initial term of that expansion and 1 1/2% of the Base Rent payable with respect to the second five years of the initial term of that expansion. No commission or other fee shall be payable to Lessee's Broker with respect to any extension of the term of this Lease or the extension of any term of any Lease for other space in the Building. Notwithstanding the foregoing, in the event that any other broker claims to be entitled to a broker's fee or commission with respect to that expansion by reason of any dealings with Lessee, then Lessee's Broker shall have no rights under this Paragraph 15.2 to any fees or commission with respect to that expansion."

80.     ADDITION TO PARAGRAPH 30.1:

        The following is added to the end of Paragraph 30.1:

               "Lessor hereby represents to Lessee that there are no Lenders holding any Security Device with respect to the Premises as of the date of the execution of this Lease."

81.     SIGNS UNDER PARAGRAPH 34:

        Lessor hereby approves Lessee's proposed signage as shown on the Signage Exhibit attached to this Lease.

82.     HVAC UNIT REPLACEMENT

        Lessor agrees that with respect to the 4 HVAC units described below (each an "Old Unit"), Lessor shall replace each Old Unit at Lessor's sole cost and expense promptly after such Old Unit ceases to operate. As used herein, "ceases to operate" means any one of the following elements of an Old Unit requires replacement: (a) heat exchanger, (b) evaporation coils, (c) condenser coils, or (d) compressor. The




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        replacement of Old Units, when made, shall be with comparable new HVAC units of at least the same tonnage. The Old Units are as follows:

        Manufacture   Model #      Serial       Tonnage    Location

        AC-1 Carrier  50DD024-600   RO 96371       20     N.W. corner
        AC-2 Carrier  50DD028-600   SO 99824       25     S.W. corner
        AC-3 Carrier  50DP012-600   OO 96215       10     S.E. corner
        AC-4 Carrier  50DD024-600   RO 96370       20     N.E. corner

83. ACCESS BY BANK OF AMERICA. Lessee hereby agrees that Bank of America, National Trust and Savings Association ("BofA") and any entity which controls, is under common control with or is controlled by, BofA (collectively, the "BofA Parties") shall have use of and access to the following portions of the Premises):

        (a)    restrooms;
        (b)    loading doors 8 and 9;
        (c)    forklift room for recharging of BofA Parties' forklifts at night;
        (d)    forklift recharging equipment;
        (e) portions of the Premises necessary for access to the areas described in (a)-(d) above, including ingress and egress of trucks, forklifts and personnel to and from the Adjacent Space.

        BofA's rights of access under this Paragraph shall terminate at 11:59 p.m. on December 31, 1997, and shall be exercised by BofA so as to not unreasonably interfere with the construction of the Total Lessee Improvements. During the period of BofA's access under this Paragraph, Lessee shall not be liable for injury to any person or for damage to any property of BofA employees, agents, contractors, licensees, or invitees, from any cause whatsoever, occurring upon or about the Premises, and BofA shall indemnify and save Lessee harmless from any and all liability and claims arising out of or connected with any such injury or damage.

84. COMMISSIONS. The commissions payable to the Brokers with respect to this Lease are as follows: $158,159.63 payable to Lessor's Broker and $239,886.53 payable to Lessee's Broker.





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                                      -12-